As filed with the U.S. Securities and Exchange Commission on April 25, 2025
1933 Act Registration No. 333-89488
1940 Act registration No. 811-21111

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 30	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 73	☒

THRIVENT VARIABLE ANNUITY ACCOUNT I
(Exact Name of Registered Separate Account)
Thrivent Financial for Lutherans
(Name of Insurance Company)
600 Portland Ave. S., Suite 100
Minneapolis, Minnesota 55415
(Address of Insurance Company's Principal Executive Offices)
Insurance Company’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller

4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2025 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Check each box that appropriately characterizes the Registrant:
☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Thrivent Flexible Premium Deferred Variable Annuity

Thrivent Variable Annuity Account I

Statutory Prospectus
April 30, 2025
This prospectus describes key features of the Thrivent Flexible Premium Deferred Variable Annuity Contracts (2005 version and 2002 version) issued by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, you may continue to allocate premiums among investment options with different investment objectives.
This Contract has Variable Options and a Fixed Account option. Additional information about each Variable Option and the Fixed Account can be found in the Appendix. This Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties, as applicable. Thrivent’s obligations under the Contract are subject to its financial strength and claims-paying ability.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the Contract offers withdrawals on an ad hoc or systematic basis. There is also an optional living rider, which you may add for an additional charge, where you may take out guaranteed withdrawal amounts for life. Annuities provide you the option of electing from several types of annuity payments (Settlement Options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate for?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make one or more premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a Settlement Option).
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging: You may choose one of two different Dollar Cost Averaging Programs that allow you to have automatic periodic transfers made to one or more of the variable Portfolios. Either Dollar Cost Averaging Program allows such investments to be made in installments over time. The minimum premium necessary to establish a Dollar Cost Averaging Program is $10,000.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing Program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefits: The Contract offers a Basic Death Benefit during the accumulation phase for your beneficiaries. There are also three optional death benefits, which you may add for an additional charge, that may increase the death benefit. Death Proceeds are calculated at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of death of an Annuitant. The amount of Death Proceeds is the greater of the Accumulated Value or the Basic Death Benefit. Once calculated, Death Proceeds may continue to be subject to the investment experience of the Subaccounts until each beneficiary submits a claim form in good order.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option you select.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES (Contract W-BC-FPVA (05) Issued from May 2005 through December 2022)				Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you request a full or partial surrender within the first 7 Contract Years, you may be assessed a Surrender Charge. The maximum Surrender Charge is 7% during the first year and declines by 1% annually. If you make a full or partial surrender in the first 7 Contract Years, you could pay a Surrender
Charge of up to $7,000 on a $100,000 investment.
In each Contract Year you may surrender without a Surrender Charge up to
10% of the Accumulated Value existing at the time the first surrender is made in that Contract Year.
				Fee Table
Are There Transaction Charges?
Yes. In addition to Surrender Charge s, there may also be charges for other transactions.
You may make 12 free Subaccount transfers in each Contract Year. On subsequent Subaccount transfers (other than the Dollar Cost Averaging and
Asset Rebalancing programs), you will incur a $25 transfer charge.
You will also pay a charge if you request a wire transfer of funds from your
Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
				Fee Table
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of Accumulated Value in each Subaccount):
	Contract Years 1-7	0.0%	1.25%
	Contract Years 8+	0.0%	1.15%
	Portfolio Company fees and expenses as a percentage of daily net assets (Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio .)	0.23%	1.59%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	Minimum	Maximum
	Maximum Anniversary Death Benefit (MADB)	0.0%	0.20%
	Premium Accumulation Death Benefit (PADB)	0.0%	0.40%
	Earnings Addition Death Benefit (EADB)	0.0%	0.25%
	MADB and PADB	0.0%	0.50%
	MADB and EADB	0.0%	0.35%
	PADB and EADB	0.0%	0.55%
	MADB and PADB and EADB	0.0%	0.65%

	Return Protection Allocation (RPA) as a percentage of assets in the RPA Subaccounts	0.0%	0.75%
	MADB and RPA	0.0%	0.95%
	Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Charge	0.0%	1.25%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.

	Lowest Annual Cost: $1,506	Highest Annual Cost: $3,516
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses	Most expensive Portfolio fees and expenses
	No optional benefits or riders	All 3 optional death benefits: MADB, EADB and PADB
	No sales charges	No sales charges
	No additional purchase payments, transfers or withdrawals	No additional purchase payments, transfers or withdrawals
RISKS				Location in Statutory Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money investing in the Contract.			Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. The Contract has a 7-year Surrender
Charge from the date the Contract was issued that may decrease the surrender value.
Principal Risks of Investing in the Contract
What Are the Risks Associated with Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract. Each Investment Option (including the Fixed
Account) will have its own unique risks, and you should review these
Investment Option s before making an investment decision.
Principal Risks of Investing in the Contract
What are the Risks Associated to the Insurance Company?
Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract
RESTRICTIONS				Location in Statutory Prospectus
Are There Limits on the Investment Options?
Yes. We reserve the right to add, delete, combine or substitute Investment
Options.
If you have added the optional GLWB Rider to your Contract, you will be subject to investment restrictions.
If you have money in the Fixed Account, the amount transferred from the
Fixed Account in any Contract Year may not exceed the greater of $500 or
25% of the Accumulated Value in the Fixed Account.
Premium amounts of $1 million or greater require prior approval. We reserve the right to limit the total of all premiums paid under the Contract to $1 million.
Additional premiums must be at least $50.
Purchases and Contract Value – Fixed Account
Are There Any Restrictions on Contract Benefits?	Yes. You may only select Optional Living or Optional Death Benefits at the time of issue.			Benefits Available Under the Contract

TAXES	Location in Statutory Prospectus
Taxes – What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1∕2 and no exception applies.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
How are Investment Professionals Compensated?
Financial advisors or professionals receive compensation for selling the
Contract s. The financial advisor or professional will receive a base commission and may also receive trailing compensation based on the
Contract’s Accumulated Value. Financial advisors or professionals may have an incentive to offer or recommend the Contract over another investment.
They may also have an incentive to recommend you move to a new product.
Distribution of the Contracts
Should I Exchange My Contract?
Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new
Contract rather than continue to own the existing contract.
Taxes – Exchanges of Annuity Contracts

FEES AND EXPENSES (Contract W-BB-FPVA (02) Issued between November 2002 & May 2005)				Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?	No. This Contract no longer has Surrender Charges applied to full or partial surrenders.			Fee Table
Are There Transaction Charges?
Yes. There may be charges for other transactions.
You may make 12 free Subaccount transfers in each Contract Year. On subsequent Subaccount transfers (other than the Dollar Cost Averaging and
Asset Rebalancing programs), you will incur a $25 transfer charge.
You will also pay a charge if you request a wire transfer of funds from your
Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
				Fee Table
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of daily net assets in the Portfolios)	0%	1.25%
	Portfolio fees and expenses as a percentage of daily net assets (Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio )	0.23%	1.59%
	Optional benefits available for an additional charge (as a percentage of average Contract value)	Minimum	Maximum
	Maximum Anniversary Death Benefit (MADB)	0%	0.10%
	Premium Accumulation Death Benefit (PADB)	0%	0.25%
	Earnings Addition Death Benefit (EADB)	0%	0.20%
	MADB and PADB	0%	0.30%
	MADB and EADB	0%	0.25%
	PADB and EADB	0%	0.40%
	MADB and PADB and EADB	0%	0.45%
	Return Protection Allocation (RPA) as a percentage of assets in the RPA Subaccounts	0%	0.75%
	MADB and RPA	0%	0.85%

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,253	Highest Annual Cost: $3,318
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses.	Most expensive Portfolio fees and expenses
	No optional benefits	All 3 optional death benefits: MADB, EADB and PADB
	No sales charges	No sales charges
	No additional purchase payments, transfers or withdrawals	No additional purchase payments, transfers or withdrawals
RISKS			Location in Statutory Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money investing in the Contract.		Principal Risks of Investing in the Contract
Is This a Short-Term Investment?	No. The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash.		Principal Risks of Investing in the Contract
What Are the Risks Associated with Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract. Each Investment Option (including the Fixed
Account) will have its own unique risks, and you should review these
Investment Option s before making an investment decision.
Principal Risks of Investing in the Contract
What are the Risks Associated to the Insurance Company?
Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract
RESTRICTIONS			Location in Statutory Prospectus
Are There Limits on the Investment Options?
Yes. We reserve the right to add, remove or substitute Investment Options.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed
Account.
Purchases and Contract Value – Fixed Account
Are There Any Restrictions on Contract Benefits?
Yes. Optional death benefits could only be added at the time the Contract was issued. The optional benefit value is decreased by the same proportion as the Accumulated Value is decreased by a partial surrender. This may reduce the benefit value by an amount greater than the value withdrawn or could terminate the benefit.
Benefits Available Under the Contract

TAXES	Location in Statutory Prospectus
Taxes – What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1∕2 and no exception applies.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
How are Investment Professionals Compensated?
Financial advisors or professionals receive compensation for selling the
Contract s. The financial advisor or professional will receive a base commission and may also receive trailing compensation based on the
Contract’s Accumulated Value. Financial advisors or professionals may have an incentive to offer or recommend the Contract over another investment.
They may also have an incentive to recommend you move to a new product.
Distribution of the Contracts
Should I Exchange My Contract?
Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one they already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new
Contract rather than continue to own the existing contract.
Taxes-Exchanges of Annuity Contracts

Fee Table
The following tables describe the fees and expenses for the 2005 Contract (W-BC-FPVA(05)), that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Contract value between Investment Options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of amount surrendered)[1]	7%
Transfer Charge[2]	$25
1In each Contract Year, you may surrender without a Surrender Charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a Surrender Charge. A Surrender Charge is deducted if a full or partial surrender occurs during the first seven Contract Years. The Surrender Charge is 7% during the first Contract Year and decreases by 1% each subsequent Contract Year.
2You are allowed 12 transfers each Contract Year. Transfers in excess of 12 will incur a $25 fee.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
You may only add and optional benefit at the time of application and can only select the GLWB Rider, or one or more optional death benefits. You may not have both the GLWB Rider and any of the optional death benefits.
Annual Contract Expenses	Maximum	Current
Administrative Expenses[3]	$30	$30
Base Contract Expenses[4] (as a percentage of average daily assets of each subaccount in Years 1-7)	1.25%	1.25%
Base Contract Expenses[4] (as a percentage of average daily assets of each subaccount in Years 8+)	1.15%	0.90%
Optional Benefit Expenses (as a percentage of benefit base or value)
Maximum Anniversary Death Benefit (MADB)	0.20%	0.20%
Premium Accumulation Death Benefit (PADB)	0.40%	0.40%
Earnings Addition Death Benefit (EADB)	0.25%	0.25%
MADB and PADB	0.50%	0.50%
MADB and EADB	0.35%	0.35%
PADB and EADB	0.55%	0.55%
MADB and PADB and EADB	0.65%	0.65%
Return Protection Allocation (RPA)[5]	0.75%	0.75%
MADB and RPA	0.95%	0.95%
GLWB Rider Risk Charge[6]	1.25%	0.55% - 0.95%
Maximum Total Separate Account Expenses[7]	2.50%	2.20%
3See Charges-Administrative Expenses in the statutory prospectus for more information.
4The risk charge for a Contract pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.85%.
5See Charges-RPA Charge in the statutory prospectus for more information.
6The GLWB Rider Risk Charge is 0.55% for the Thrivent Moderately Conservative Allocation Subaccount. The GLWB Rider Risk

Charge is 0.95% for the Thrivent Moderate Allocation Subaccount and Thrivent Moderately Aggressive Allocation Subaccount. See Charges-GLWB Risk Charge in the statutory prospectus for more information.
7The maximum total separate account expenses occur when the GLWB Rider is selected as an optional benefit.
Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for Settlement Options that can be surrendered)	0.25%
Mortality and Expense Risk Charge (for variable Settlement Options)	1.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision applicable only to amounts allocated to the Fixed Account and the MVA Account in certain limited conditions.
The next item shows the minimum and maximum total annual operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	1.59%
Expenses after reimbursements and/or fee waivers	0.23%	1.15%[8]
8The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.
This example is intended to help you compare the cost of investing in the Variable Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses and Annual Portfolio Company Expenses The example assumes all Contract Value is allocated to the Variable Options.
The example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your costs may be higher or lower, based on these assumptions, your costs would be9:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period:
	$9,911	$15,416	$21,031	$37,328
If you annuitize your Contract at the end of the applicable time period:
	$9,911	$15,416	$18,121	$37,328
If you do not surrender your Contract:
	$3,516	$10,709	$18,121	$37,328

9
For this example, the following assumptions are used: 0.65% optional benefit charge, 1.25% mortality and expense risk charge (0.90% for years 8 through 10), and portfolio operating expenses of 1.59%.

The following tables describe the fees and expenses for the 2002 Contract (W-BB-FPVA(02)), that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Contract value between Investment Options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of amount being surrendered)	6%[1]
Transfer Charge[2]	$25
1For amounts being surrendered that exceed the 10% free surrender amount, unless an exception applies. When the Contracts were originally issued, there was a six-year Surrender Charge period. All Contracts are now out of the Surrender Charge period.
2You are allowed 12 transfers each Contract Year. Transfers in excess of 12 will incur a $25 fee.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
Annual Contract Expenses	Maximum	Current
Administrative Expenses	$0	$0
Base Contract Expenses[3] (as a percentage of average daily assets of each subaccount)	1.25%	1.00%
Optional Benefit Expenses (as a percentage of benefit base or accumulated value)
Maximum Anniversary Death Benefit (MADB)	0.10%	0.10%
Premium Accumulation Death Benefit (PADB)	0.25%	0.25%
Earnings Addition Death Benefit (EADB)	0.20%	0.20%
MADB and PADB	0.30%	0.30%
MADB and EADB	0.25%	0.25%
PADB and EADB	0.40%	0.40%
MADB and PADB and EADB	0.45%	0.45%
Return Protection Allocation (RPA)	0.75%	0.75%
MADB and RPA	0.85%	0.85%
Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for surrender of settlement option)[4]	0.25%
Mortality and Expense Risk Charge (after annuitization)	1.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision applicable only to amounts allocated to the Fixed Account in certain limited conditions.
3The table shows the current and maximum risk charges for the Contract. On or after the Annuity Date, the risk charge will be 1.25%. See Charges—Risk Charge. The risk charge for a Contract pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.85%.
4If a payee under a settlement option elects to receive a lump sum instead of continuing payments, we will pay the commuted value of the future payments for the remaining guaranteed period. The commuted value is determined by using an interest rate that is 0.25% more than the interest rate used to determine the annuity payments.

The next item shows the minimum and maximum total annual operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	1.59%
Expenses after reimbursements and/or fee waivers	0.23%	1.15%[5]
5
The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.
Example
This example is intended to help you compare the cost of investing in the Variable Options with the cost of investing in other annuity contracts. These costs include transaction expenses, annual Contract expenses and Annual Portfolio Company Expenses.
The example assumes all Contract value is allocated to the Variable Options
This example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive combination of optional benefits available for an additional charge. Although your costs may be higher or lower, based on these assumptions, your costs would be6:

	Years
	1	3	5	10
If you do not surrender your Contract at the end of the applicable time period with
	$8,810	$13,913	$19,127	$35,855
If you annuitize at the end of the applicable time period:
	$8,810	$13,913	$17,168	$35,855
If you do not surrender your Contract:
	$3,318	$10,126	$17,168	$35,855

6
For this example, the following assumptions are used: 0.45% optional benefit charge, 1.25% mortality and expense risk charge, and portfolio operating expenses of 1.59%.

Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
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Market Risk. You can lose money by investing in the Contract, including loss of principal. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
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Early Withdrawal Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Early withdrawals may be subject to a significant surrender charge. If you make a withdrawal prior to age 59  1∕2, there may be adverse tax consequences, including a 10% federal tax penalty. In addition, a withdrawal could reduce the value of standard and optional benefits. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-time horizon.
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Contract Benefits Risk. Death benefits are reduced by withdrawals on a pro-rata basis. Excess GLWB Rider withdrawals reduce the benefits provided by the Rider. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit. If you elect a partial or a full surrender into a settlement option, benefits related to your deferred value will be reduced or terminated.
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Insurance Company Risk. An investment in the Contract is subject to the risks related to Thrivent. Insurance obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
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Contract Changes Risk. At any time, we may change, add, delete, or replace investment options applicable to existing Accumulated Value and new premiums. We may also add, delete, or substitute Subaccounts as permitted by law. We may substitute shares of another Subaccount, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Subaccount, at our discretion. We may also close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our discretion. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments. You will be notified at least 30 days prior to the date of any change. At the time you receive Notice of a change to the Subaccounts you may submit your own reallocation instructions. If you take no action, you may be subject to rebalancing in order to satisfy an investment restriction related to an optional benefit rider.
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Fixed Account Risk. Amounts invested in the Fixed Account will be subject to the financial strength and claims-paying ability of Thrivent.
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Investment Restrictions. We reserve the right to limit transfers, and there is a $25 charge per transfer when you transfer your Contract Value between the investment options more than 24 times in a Contract Year. In addition, the amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. In addition, we reserve the right to add, remove or substitute investment options.
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Premium Payment Risk. The maximum aggregate Premiums you may make without our prior approval is $1 million.
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Fees and Charges. Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
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Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional

IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
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Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).
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Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
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Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
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Cybersecurity Risk. We and our service providers may be susceptible to operational, cybersecurity, and related risks. In general, cybersecurity events can result from deliberate or unintentional events. Cybersecurity events include, but are not limited to, acts or attempts to gain unauthorized access to information and/or information systems, or to otherwise disrupt operations. Cybersecurity events affecting us, a Subaccount, or our service providers have the ability to disrupt and impact your Contract and our operations, including but not limited to, financial losses, ability to calculate Contract values and benefits, corrupting data or preventing parties from sharing information necessary for our operations, preventing and/or slowing transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established reasonable controls to mitigate the risk of a cybersecurity event, there are inherent limitations in such controls, plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our service providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract. Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors, failures, technological issues, or other similar events, and you may bear costs tied to these risks.
Description of Insurance Company, Registered Separate Account, and Investment Options
Insurance Company
Thrivent Financial for Lutherans (“Thrivent”) is the Insurance Company that issues the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415. Thrivent is obligated to pay all amounts promised to investors under the Contract, subject to its financial strength and claims-paying ability. Thrivent is relying on the exemption provided by rule 12h-7 under the Securities Exchange Act (17 CFR 240.12h-7).

Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia. For more information, visit Thrivent.com.
Registered Separate Account
Thrivent Variable Annuity Account I is the Registered Separate Account for the Contract.
The Registered Separate Account is a separate account of ours, which became available October 31, 2002. The Registered Separate Account meets the definition of a “separate account” under the federal securities laws. The Registered Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Registered Separate Account.
We own the assets of the Registered Separate Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Registered Separate Account is operated provide that the Registered Separate Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Registered Separate Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Registered Separate Account which exceed the reserves and other liabilities of the Registered Separate Account.
Income and realized and unrealized gains and losses from each Subaccount of the Registered Separate Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Registered Separate Account the charge for mortality and expense risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, the Registered Separate Account reflect the Registered Separate Account’s own investment experience and not the investment experience of the Insurance Company’s other assets; and
2.the assets of the Registered Separate Account may not be used to pay any liabilities of the Insurance Company other than those arising from the Contracts.
Variable Options
1.Contract value allocated to a Variable Option will vary based on the investment experience of the corresponding Portfolio Company in which the Variable Option invests. There is a risk of loss of the entire amount invested.
2.Information regarding each Portfolio Company, including (i) its name, (ii) investment type, (iii) investment advisor and any sub-advisor, (iv) current expenses, and (v) performance is available in Appendix A to this prospectus. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. You can view these online at dfinview.com/Thrivent/FlexDefVA You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
3.To the extent required by law, we will vote the Fund’s shares held in the Registered Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Registered Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Annuity Date, the Contract Owner shall have the voting interest with respect to Fund’s shares attributable to the Contract. On and after the Annuity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes that each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.
Any Portfolio shares held in the Registered Separate Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all Registered Separate Accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such Registered Separate Account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Fixed Account
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Account. After the Annuity Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The interest rate credited for a Contract with an optional death benefit will be 0.25% lower than the interest rate credited for a Contract without any optional death benefits. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. For the current interest rate, please call our Service Center at 1-800-847-4836. The last-in, first-out accounting method will be used for partial surrenders, transfers, annual administrative charges, and transfer charges. The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the accumulated value in the Fixed Account at the time the first transfer is made in that Contract Year. More information about all the Investment Options can be found in the Appendix.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	Life of the Contract	1.00% - 3.00% (listed in Contract)

Charges and Adjustments
Surrender Charge (Contingent Deferred Sales Charge)
We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the Accumulated Value or begin receiving annuity proceeds, subject to certain exceptions noted below. This Surrender Charge applies only during the first seven Contract Years. During those years, we calculate the Surrender Charge as a percentage of the amount that you surrender. The amount surrendered to pay the Surrender Charge is subject to the Surrender Charge. The 2002 contract block had a six year surrender charge period.
Surrender Charges
Contract Year	Percent Applied
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%

Waiver of Surrender Charges
After Contract Year seven, there is no charge for making surrenders. In addition, during the first seven Contract Years we will limit or waive Surrender Charges as follows:
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Surrenders Paid Under Certain Settlement Options. For surrenders that you make after Contract Year three, there is no Surrender Charge applied to amounts you elect to have paid under:
(1) A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the accumulation period and the payment period equal or exceed the Surrender Charge period and the proceeds are not subsequently withdrawn.
(2) Options which involve a life income, including Option 4V or 5V described under Annuity Provisions—Settlement Options.
For Florida contracts this provision applies after Contract year one.
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Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a Surrender Charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value that you may surrender without charge in the fourth Contract Year is 10%, not 40%.
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Total Disability of the Annuitant. There is no Surrender Charge during or within 90 days after the end of the Annuitant’s total disability (according to the limitations of your Contract), provided that the total disability begins after the Contract is issued and before the Annuitant attains Age 65. For Maryland contracts the Contract is not required to be in force at the time of disability. We will require proof of total disability satisfactory to us.
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Confinement of the Annuitant or the Annuitant’s Spouse in a Hospital, Nursing Home, or Hospice. There is no Surrender Charge during or within 90 days after the end of the confinement of the Annuitant or the Annuitant’s Spouse in a licensed hospital, nursing home, or hospice, provided that the confinement begins after the Contract has been issued and continues for at least 30 consecutive days. We will require proof of confinement satisfactory to us.

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Terminal Illness of the Annuitant or the Annuitant’s Spouse. There is no Surrender Charge if the Annuitant or the Annuitant’s Spouse has a life expectancy of 12 months or less. We will require certification by a physician acting within the scope of his or her license and may require independent medical verification.
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Loss of the Annuitant’s Job. There is no Surrender Charge if the Annuitant is unemployed for 90 consecutive days and receives state unemployment benefits and the surrender is made during unemployment or within 90 days after unemployment benefits cease. The unemployment must begin after the Contract is issued. We will require satisfactory proof of unemployment. This waiver is not available on contracts issued in New Jersey, New York, and Texas.
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Series of Substantially Equal Periodic Payments for Life. There is no Surrender Charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.
The limitations or waivers of Surrender Charges described above may not be available in all states. Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.
If Surrender Charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the Surrender Charges we impose will cover our expected costs of distributing the Contracts.
For Massachusetts contracts the only waiver allowed is Terminal Illness of the Annuitant or the Annuitant’s Spouse.
Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of three basic types:
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Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Date will be greater than the Accumulated Value available to pay those benefits, and (2) annuity payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
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Expense Risk. This is the risk that the expenses we incur with respect to the Contracts will exceed Contract charges.
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Investment Risk. This is the risk that we will need to pay the guarantee associated with an RPA.
As compensation for assuming these risks, we deduct a daily risk charge from the average daily net assets in the Variable Account. Prior to the Annuity Date, the amount of the risk charge depends upon whether your Contract has the Basic Death Benefit only or one or more optional benefits. The Fee Table sets forth above list the risk charges for various optional benefits for a Contract. Contracts pending payout due to a death claim are charged at an annual rate of 0.85%. We guarantee that the risk charge for your Contract will never exceed the annual rates shown in the Fee Table. On or after the Annuity Date, the risk charge for Annuity Unit Values is 1.25% without the GLWB Rider in effect, or a maximum of 2.50% with the GLWB Rider in effect.
If the risk charge is insufficient to cover the actual cost of the risks assumed by us, we will bear the loss. We will not reduce annuity payments to compensate for the insufficiency. If the risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.
Notwithstanding this charge, Contract Owners may be asked to add money under the Maintenance of Solvency provision described in the Overview of the Contract - Maintenance of Solvency section.
RPA Charge. We impose a charge for the RPA benefit as a percentage of average daily accumulated value based on the RP Subaccount and allocation period you chose. The maximum charge and current charge is 0.75%. New RPAs are not being offered.

GLWB Risk Charge. We impose a charge for the GLWB Rider equal to a percentage of the average daily Accumulated Value invested in the Subaccount you chose. This charge is in addition to the Mortality and Expense Risk charge for the Contract. The current effective annual charge for the Rider is as follows, and may not be increased beyond the maximum of 1.25%. This charge is deducted from the Subaccount and reflected in the daily Accumulation Unit Value.
Chosen Subaccount	Current Annual GLWB Risk Charge	Guaranteed Maximum Annual GLWB Risk Charge
Thrivent Moderately Aggressive Allocation Subaccount (only available if premiums were elected to be allocated on or before January 15, 2014, and you do not transfer the Accumulated Value out of that Subaccount)	0.95%	1.25%
Thrivent Moderate Allocation Subaccount (only available if premiums were elected to be allocated on or before July 23, 2014, and you do not transfer the Accumulated Value out of that Subaccount)	0.95%	1.25%
Thrivent Moderately Conservative Allocation Subaccount	0.55%	1.25%
The following are the maximum charges for a Contract with the GLWB:
	Guaranteed Maximum Mortality and Expense Risk Charge	Guaranteed Maximum Annual GLWB Risk Charge	Total Risk Charges
Contract Years 1-7	1.25%	1.25%	2.50%
Contract Years 8+	1.15%	1.25%	2.40%
In addition, charges may include the Annual Administrative Charge for Contracts with an Accumulated Value of $15,000 or less.
Maximum Anniversary Death Benefit (MADB) Charge
The MADB Charge is the charge for this optional benefit while it is in effect to cover the costs for the increased death proceeds provided by this optional benefit. The MADB Charge will be deducted daily during each Subaccount’s calculation of its accumulation unit value.  The annual charge is converted to its equivalent daily charge for the daily accumulation unit value calculation.  See the Fee Table for your Contract for the maximum and current annual charge.
Earnings Additional Death Benefit (EADB) Charge
The EADB Charge is the charge for this optional benefit while it is in effect to cover the costs for the increased death proceeds provided by this optional benefit. The EADB Charge will be deducted daily during each Subaccount’s calculation of its accumulation unit value.  The annual charge is converted to its equivalent daily charge for the daily accumulation unit value calculation.  See the Fee Table for your Contract for the maximum and current annual charge.
Premium Accumulation Death Benefit (PADB) Charge
The PADB Charge is the charge for this optional benefit while it is in effect to cover the costs for the increased death proceeds provided by this optional benefit. The PADB Charge will be deducted daily during each Subaccount’s calculation of its accumulation unit value.  The annual charge is converted to its equivalent daily charge for the daily accumulation unit value calculation.  See the Fee Table for your Contract for the maximum and current annual charge.
Administrative Expenses
Administrative expenses are only applicable to the 2005 contract block. On each Contract Anniversary, we will deduct an annual administrative charge from the Accumulated Value if:

(1)the Accumulated Value on that day is less than $15,000; and
(2)the sum of all premiums paid less all partial surrenders made on the Contract is less than $15,000; and
(3)the sum of premiums paid less partial surrenders made during that the Contract Year just ended is less than $2,400.
The administrative charge will be $30 or, if less, 2% of the Accumulated Value on that Contract Anniversary. It will be taken from the Contract’s interest in each of the Subaccounts, Fixed Period Allocations, and the Fixed Account in the proportion that the value of each bears to the Contract’s Accumulated Value. For purposes of determining the allocation of the charge, the amount of a Fixed Period Allocation and the amount of the Accumulated Value will include any applicable MVA. If a portion of the charge is to be assessed against Fixed Period Allocations, such allocations will be taken on a first-in, first-out basis.
Transfer Charge
You may make 12 free transfers in each Contract Year. On subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs), you will incur a $25 transfer charge.
Surrender of Life Income Settlement Option with a Guaranteed Period
If we are making payments under a life income settlement option, a payee may elect to receive a lump sum instead of continuing payments under the life income settlement option, unless the life income election was irrevocable. We calculate the commuted value of the payments remaining in the guaranteed period by using an interest rate that is 0.25% higher than the interest rate that is used to determine the income payable under the life income settlement option.
Limited Exception to Surrender Charges
When the Contract is offered within a Qualified Plan in exchange for another variable annuity previously issued by us which is in a Qualified Plan, we may reduce or waive the Surrender Charge or the length of time that it applies.
Expenses of the Fund
Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See the Fee Table and the current prospectus of the Portfolio.
Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.
If our reserves become impaired, Contract Owners may be asked to add money under the Maintenance of Solvency provision described below.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/FlexDefVA
General Description of the Contracts
Entire Contract
Your entire Contract is comprised of:
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the Contract including any attached rider(s), if any, endorsements or amendments;
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the application attached to the Contract; and
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our Articles of Incorporation and Bylaws and all amendments to them. Benefits will not be reduced or eliminated by any future amendments to our Articles of Incorporation or Bylaws.
Contract Owner, Beneficiaries and Annuitants
The Annuitant is the owner of the Contract unless another owner is named in the application or ownership is transferred or assigned to another person. While an Annuitant is living and before the Annuity Date, the owner may exercise all of the owner’s rights under the Contract. If there are multiple owners, all must act in concert to exercise ownership rights.
The Contract Owner may (subject to the eligibility requirements in the bylaws of Thrivent) name a beneficiary to receive the death benefit or the annuity proceeds payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the Contract Owner, if living, or otherwise to the Contract Owner’s estate.
No Beneficiary change shall take effect unless received by Thrivent at its Service Center. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent while the insured was alive. Such beneficiary change shall be null and void where Thrivent has made a good faith payment of the proceeds or has taken other action before receiving the change.
Spouse Election to Continue the Contract
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that:
(1) any portion of the increase based on amounts in a Fixed Period Allocation will be allocated to the Thrivent Money Market Subaccount; and
(2) any portion of the increase based on an RP Subaccount will be applied to a corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount
(3) the Accumulated Value of the Contract on the Exchange Date and any excess of Death Proceeds over the Accumulated Value on that date will be transferred from the GLWB Subaccount to a Subaccount investing in the same underlying portfolio without the GLWB benefit. Please see GLWB Spouse Election if the Spouse continues the Contract and GLWB Rider.
If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. The Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract.

If the surviving Spouse elects to continue the Contract, the Basic Death Benefit and any optional death benefits will be determined according to your Contract based on the Accumulated Value on the Exchange Date. In addition, if there was Dollar Cost Averaging of the Fixed Account on the Contract, this feature will continue on the Contract of the surviving Spouse. For Contracts issued prior to January 16, 2014, after a surviving Spouse continues the Contract, the Spouse can add the GLWB Rider if desired and if available.
The term Spouse is defined by Federal Tax Law. Please see Special Terms.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.
Minimum Accumulated Value
We will terminate your Contract on any Contract Anniversary if the Accumulated Value before the deduction of any annual administrative charge is less than $600 and you have not paid a premium during the previous 36-month period. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary and pay you the remaining Accumulated Value.
Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account, the Fixed Account, or, if available, Fixed Period Allocations. Certain investment options may be unavailable in some states.
The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. The interest rate that applies to the Fixed Account or a Fixed Period Allocation depends upon the rate in effect on the date of the allocation and the allocation period chosen.
If your Contract is setup on monthly systematic purchases or surrenders, we will only send quarterly confirmation statements for these transactions.
Dollar Cost Averaging
You may choose one of two different Dollar Cost Averaging Programs that allow you to have automatic periodic transfers made to one or more Subaccounts other than RP Subaccounts, the Fixed Account or a Fixed Period Allocation. Dollar Cost Averaging is generally suitable if you are making a substantial premium payment to your Contract and desire to control the risk of investing at the top of a market cycle. Either Dollar Cost Averaging Program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar Cost Averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals. The Dollar Cost Averaging Programs you may participate in are described below.
Dollar Cost Averaging from the Fixed Account. At the time of Application only, you may dedicate a premium of at least $10,000 to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. You may not transfer to the RP Subaccounts, the Fixed Account, or a Fixed Period Allocation in the Dollar Cost Averaging Program. The amount allocated to the DCA Fixed Account will be credited with an interest rate that will be determined when the payment is received and will be guaranteed for the duration of the one-year period. Dollar Cost Averaging from the Fixed Account may not be added after your Contract is issued.
One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month, such as the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the last business day of the month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Thrivent Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Money Market Dollar Cost Averaging. At any time, you may establish a Dollar Cost Averaging Program to make periodic transfers of at least $200 from the Thrivent Money Market Subaccount to one or more of the Subaccounts but not the Fixed Account. The schedule of periodic transfers may be for one, two, or three years. Premiums and transfers can be added to an existing DCA Money Market account and will transfer out according to the existing transfer schedule. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the Dollar Cost Averaging Program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Notice.
Asset Rebalancing
On or before the Annuity Date, you may participate in an optional Asset Rebalancing Program that allows you to elect a specific asset allocation to maintain over time. You may not include RP Subaccounts, the Fixed Account, or a Fixed Period Allocation in the Asset Rebalancing Program. If you make additional premium payments or transfers into a Subaccount that was not previously included in the Asset Rebalancing Program, those amounts will not be subject to rebalancing unless you revise your Asset Rebalancing Program. You may select any date to begin the Asset Rebalancing Program (except the 29th, 30th, or 31st of a month) and whether to have your Subaccounts reallocated semiannually or annually. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. To participate in the Asset Rebalancing Program, complete the Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Asset Rebalancing Form. To terminate the Asset Rebalancing Program, you must provide Notice to us. The program will not terminate automatically by transferring your allocations to another Subaccount.
Exchange Program
From time to time, we may offer programs for certain variable annuities issued by Thrivent to be exchanged for the Contract described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees that are provided by the Contract you currently own to the benefits and guarantees provided by the new Contract being offered. You should also compare the fees and charges of your current Contract to the new Contract being offered as they may be higher than your current Contract. The programs we offer will be made available on terms and conditions determined by us and any such program will comply with applicable law.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Contract or Registrant Changes
Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours, and to other insurance company separate accounts not affiliated with us. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
♦
Changes in state insurance laws;
♦
Changes in Federal income tax law;
♦
Changes in the investment management of the Fund; or
♦
Differences in voting instructions between those given by the Contract Owners from the different separate accounts.
If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.
The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.
The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.
Addition, Deletion, Combination, or Substitution of Investments
At our sole discretion and to the fullest extent permitted by law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦
Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦
Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦
Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦
Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦
Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦
Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦
Modify the provisions to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

If investment in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote (if applicable), the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. Each Portfolio sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges. You could lose some or all of your money.
Frequent Trading Among Subaccounts and Other Transactions
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between Subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
Assignments
Assignment is the transfer of Contract ownership from one party to another. If the Contract was issued in a Qualified Plan, then before the Annuity Date:
♦
You may transfer ownership to a trust, custodian, or employer, unless the plan is governed by Sections 408 or 408A of the Internal Revenue Code.
♦
If the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant.
♦
Except as described above, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.
If the Contract is not used in a Qualified Plan, then, before the Annuity Date, ownership may be transferred subject to our approval, except that joint Annuitants who are also joint owners may not transfer ownership to a natural person, and the Contract may be assigned as collateral. If the Contract was applied for as a juvenile Contract, then ownership may be transferred only after control has been transferred to the Annuitant.
We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.
You should consider the tax implications of an assignment. See Taxes.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial advisors and professionals, and our customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld. Laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.

Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦
Contracts used in an employer sponsored retirement plan; and
♦
Contracts issued in Massachusetts and Montana.
Annuity Period
Annuity Date
The Annuity Date is the date on which we begin paying you an annuity income provided by your Contract’s Accumulated Value. The Annuity Date stated in your Contract is the latest date on which we will begin paying you an annuity income. In general, the Annuity Date stated in the Contract is the later of (1) the Contract Anniversary on which the Annuitant attains Age 95 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 95) or (2) seven years after the Issue Age. You may select a date after the Date of Issue as the Annuity Date by giving us Notice at least 10 days before both the Annuity Date currently in effect and the new Annuity Date. The new date is subject to our approval and any applicable Surrender Charge. See Charges. At the Annuity Date stated in your contract, we may, at our discretion, allow you to extend the Annuity Date.
Your Contract provides for a death benefit if the Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend on the terms of the settlement option.
Annuity Proceeds
The annuity proceeds will be the amount provided by the cash surrender value on the Annuity Date. If the Annuity Date occurs within the first seven Contract Years, Surrender Charges will be deducted from the Accumulated Value if they apply.
Unless you direct otherwise, the annuity proceeds will be allocated among the Subaccounts and the Fixed Account according to the ratio that each of the Subaccounts and the Fixed Account bears to the cash surrender value, and any amount of the cash surrender value attributable to a Fixed Period Allocation will be applied to the Fixed Account. You may change the allocation among the Subaccounts or make a transfer to a Fixed Annuity by providing us with Notice. Any change in the allocation will be effective at the end of the Valuation Period that we receive your request, and it will affect the amount of future variable annuity payments.
We will pay you the annuity proceeds under a settlement agreement according to the annuity settlement option that you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate.

If you have not selected either a settlement option or a single sum payment by the Annuity Date, we will pay proceeds of $2,000 or more using a variable annuity with (1) life income with 10-year guarantee period if one Annuitant is living on the Annuity Date, or (2) joint and survivor life income with a 10-year guarantee period if two Annuitants are living on the Annuity Date, with either variable annuity based on an assumed investment rate of 3%.
Settlement Options
You may elect to have your full proceeds ($2,000 or more) paid to you under an annuity Settlement Option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis.
The fixed annuity Settlement Options available to you are described in your Contract but are not summarized here. The variable annuity Settlement Options that your Contract offers are as follows:
♦
Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed period up to 30 years or life expectancy, if greater.
♦
Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of up to 360 months.
♦
Option 5V—Joint and Survivor Life Income with Guaranteed Period. Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of up to 360 months.
In addition to these Settlement Options, proceeds may be paid under any other Settlement Option that you suggest and to which we agree.
If we are making payments under a life income Settlement Option, a payee may elect to receive a lump sum instead of continuing payments under the life income Settlement Option, unless the life income election was irrevocable. The lump sum payable on any day is the present value of payments remaining in the guaranteed period, based on variable annuity unit values on the date the lump sum is elected and the interest rate used to determine the income payable plus 0.25%.
If an owner or payee dies on or after the Annuity Date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the Settlement Option at least as rapidly as payments were being paid under that Settlement Option on the date of death.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity Settlement Option or a combination of options. The Settlement Option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period, or any other option agreeable to us. If this requirement is met, the Settlement Option and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. Your after-tax premiums in your contract will be allocated pro rata between the Settlement Option and the portion that remains deferred.
Upon your election to have a partial surrender paid under a settlement option we will no longer accept any premium payments.

Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. Payments under any settlement option must be in amounts at least as great as $50. If annuity payments would be or become less than $50, we may change the frequency of payments to intervals that will result in payments of at least $50.
Amount of Variable Annuity Payments
The amount of the first variable annuity payment is determined by applying the proceeds to be paid to the annuity table in the Contract for the option that you select. The table is based upon an Assumed Investment Rate (“AIR”) and shows the amount of the initial annuity payment for each $1,000 applied. The AIR is the interest rate used to determine the amount of the variable annuity payments. The AIR affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. You may select an AIR of 3%, 4%, or 5% when you choose a variable annuity settlement option. If you select an AIR of 5%, you will receive a higher initial payment, but subsequent payments will rise more slowly or fall more rapidly than if you select an AIR of 3% or 4%. If the actual investment experience is equal to the AIR that you choose, your annuity payments will remain level.
Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period unless you request a change in the allocation or you have selected a joint and survivor life income settlement option with a reduced payment after the first payee dies. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.
The annuity table in the Contract is based on the mortality table specified in the Contract. Under that table, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.
The Contract contains a formula for adjusting the Age of the Annuitant based on the date when the annuity payments begin for purposes of determining the monthly annuity payments. If the annuity payments began prior to 2010, there is no age adjustment. If the annuity payments began during the years 2010 through 2019, the Annuitant’s Age is reduced one year. For each decade thereafter, the Annuitant’s Age is reduced one additional year.
An age adjustment results in a reduction in the monthly annuity payments that would otherwise be made. Therefore, if the rates we are using are those shown in the annuity tables contained in the Contract, it may be advantageous for you to begin receiving annuity payments on a date that immediately precedes the date on which an age adjustment would occur under the Contract. For example, the annuity payment rates in the annuity tables for an Annuitant who begins receiving annuity payments in the year 2020 are the same as those for annuity payments which begin 12 months earlier, even though the Annuitant is one year older, because the new decade results in the Annuitant’s age being reduced an additional year. Our current annuity rates, unlike the guaranteed rates, do not involve any age adjustment.

Subaccount Annuity Unit Value
A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (1) x (2) x (3) where:
(1)Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.
(2)Is that Subaccount’s Net Investment Factor for the current Valuation Period. See Net Investment Factor described earlier in this prospectus.
(3)Is a discount factor equivalent to the assumed investment rate.
The risk charge assessed against Annuity Unit Values is 1.25%.
Benefits Available Under the Contract
The following tables summarize information about the benefits under you Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Basic Death Benefit	Pays the beneficiary if the Annuitant dies before the Annuity Date.	Standard	No additional charge	No additional charge	None
Maximum Anniversary Death Benefit (MADB)	Can increase the amount of the death benefit if the Accumulated Value is higher on a Contract Anniversary up to age 80.	Optional	0.20% or 0.10% Based on your contract	0.20% or 0.10 Based on your contract	Only available at issue if no more than issue age nearest 75. This is not available if GLWB Rider is selected.
Premium Accumulation Death Benefit (PADB)	Can increase the amount of the death benefit at a 5% annual interest rate.	Optional	0.40% or 0.25% Based on your contract	0.40% or 0.25% Based on your contract	Only available at issue if no more than issue age nearest 75. This is not available if GLWB Rider is selected.
Earnings Addition Death Benefit (EADB)	Can increase the amount of the death benefit by up to 40% of premiums.	Optional	0.25% or 0.20% Based on your contract	0.25% or 0.20% Based on your contract	Only available at issue if no more than issue age nearest 75. This is not available if GLWB Rider is selected.

Living Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Thrivent Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider	Allows you to withdraw up to an annual Guaranteed Withdrawal Amount each Contract Year for as long as the Rider is inforce.	Optional	1.25%	0.55% - 0.95%	Only available at issue if you are Issue Age 50 or older. The minimum required premium is $25,000. This is not available if any Optional Death Benefits are selected.
Return Protection Allocation (RPA)	Allows you to allocate a set amount to an RP Subaccount that guarantees a minimum Accumulated Value as guaranteed in your Contract for a duration of 7 or 10 years.	Optional	0.75%	0.75%	No longer currently offered as of December 20, 2012.
Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Annuity Income Payments	Allows the Owner to elect an annuity payout option specified in the Contract.	Standard	None	None	Depending on the option(s) selected, you may not be able to request surrenders.
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	None	You may not include the Fixed Account.
Dollar Cost Averaging	Dollar Cost Averaging allows you to have automatic periodic transfers to one or more Subaccounts other than the Fixed Account.	Standard	None	None	You may not Dollar Cost Average into the Fixed Account.
Systematic Partial Surrenders	Allows for ongoing withdrawals from your investment options during the Accumulation Phase.	Standard	None	None	Surrender Charges may apply to amounts in excess of the free amount. Taxes or penalties may apply.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
10% Free Surrender	10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year.	Standard	None	None	10% free amount is not cumulative.
Fixed Period Allocations (FPAs)
We may offer
Fixed Period
Allocations to
which premiums
and Accumulated
Value may be
allocated or
transferred. The
interest rate
credited to a new
Fixed Period
Allocation
depends on its
date of allocation
or transfer. The
rate is
guaranteed for
the entire
allocation period.
		Standard	Surrenders from FPAs more than 30 days before the end of its allocation period is subject to a Market Value Adjustment (MVA). The adjustment may increase or decrease the amount surrendered.	Surrenders from FPAs more than 30 days before the end of its allocation period is subject to a Market Value Adjustment (MVA). The adjustment may increase or decrease the amount surrendered.
Each Fixed Period
Allocation must be at
least $1,000.
Transfers from a
Fixed Period
Allocation may be
made only within 30
days before the end
of an allocation
period.
Transfers out of the
Fixed Period
Allocation can’t be
less than the smaller
of $200 and the
accumulated value in
that allocation.

Total Disability of the Annuitant	There is no Surrender Charge during or within 90 days after the end of the Annuitant’s total disability (according to the limitations of your Contract.)	Standard	None	None	The total disability begins after the Contract is issued and before the Annuitant attains age 65. We will require satisfactory proof of disability.
Confinement of the Owner in a Hospital, Nursing Home, or Hospice	Surrender Charges are waived during or within 90 days after the end of confinement of the owner.	Standard	None	None	Confinement must begin after the Contract has been issued and must continue at least 30 days.
Terminal Illness	Surrender Charges are waived if the Owner has a life expectancy of 12 months or less.	Standard	None	None	Certification from a licensed physician acting within the scope of his or her license will be required.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Loss of the Annuitant’s job
There is no
Surrender
Charge if the
Annuitant is
unemployed for
90 consecutive
days and
receives state
unemployment
benefits and the
surrender is
made during
unemployment
or within 90 days
after
unemployment
benefits cease.
		Standard	None	None	The unemployment must begin after the Contract is issued. We will require satisfactory proof of unemployment.
Basic Death Benefit
A Basic Death Benefit is payable if the Annuitant dies before the Annuity Date. The Basic Death Benefit is equal to the greater of the Accumulated Value on that day and the adjusted sum of premiums determined as follows:
(1)As of the day a premium is received by us, the sum is increased by the amount of that premium.
(2)As of the day a partial surrender or annual administrative charge is taken, the sum is decreased by the same proportion as the Accumulated Value was decreased by that amount.
Death Benefit Before the Annuity Date
Your Contract provides for a death benefit if an Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend upon the terms of the settlement option. The amount of the death benefit will be the sum of (1) and (2) where
(1)Is the greatest of:
(a)The Basic Death Benefit;
(b)The Maximum Anniversary Death Benefit, if any; and
(c)The Premium Accumulation Death Benefit, if any.
(2) Is the amount of the Earnings Addition Death Benefit, if any.
We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center due proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that any portion of the excess based on amounts in Fixed Period Allocations will be allocated to Thrivent Money Market Subaccount, and any portion of the death proceeds based on an RP Subaccount will be allocated to the corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when the beneficiary provides the claim form and all claim requirements in good order will that beneficiary’s share of the death proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender charges do not apply to death proceeds.
Example of calculation of death proceeds:
Mike died on June 20. Since the Contract’s issue date, Mike contributed a total of $300,000 of premium payments to his Contract and made no withdrawals. On June 25, we received due proof of death. The current Accumulated Value of Mike’s Contract on that day was $275,000. The Basic Death Benefit provides for an infusion to the Contract if the total premiums payments adjusted for surrenders ever exceed the Accumulated Value when we receive satisfactory proof of death. We determined Mike’s Basic Death Benefit by comparing the following:
Comparison Values
Total premiums paid	$300,000
Accumulated Value	$275,000
Basic Death Benefit	$300,000
Since the highest value is $300,000, an amount is infused into the Contract to bring the value of the contract up to $300,000 ($25,000 + $275,000 = $300,000). This amount equals the death proceeds.
Death Proceeds fluctuate daily and are not guaranteed as to minimum dollar amount. No proceeds are distributed until we receive all claim requirements in good order.
Example of Paying Death Proceeds to Beneficiaries:
On June 25, we received due proof of death; we determined that the death proceeds were $300,000 as of that day (30,000 accumulation units x $10 each). Mike’s two children are the beneficiaries and are entitled to  1∕2 each (as a result, each one is entitled to 15,000 accumulation units). Beneficiaries submit their claim forms on different dates. As a result they receive the following:
Date	Beneficiary	Accumulation Unit Value	Death Claim Amount Received
July 10	Jennifer	$11	15,000 x $11= $165,000
July 20	David	$9	15,000 x $9= $135,000
Beneficiaries who are natural persons may elect to receive the death benefit in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Provisions — Settlement Options.
Death of Annuitant After the Annuity Date
If the Annuitant dies while we are paying you an annuity income under a settlement option, any amounts payable will depend on the terms of the settlement option. See Annuity Period —Settlement Options.
Death Benefit Options
Any additional death benefits options must be set up at the time of application. Additional death benefit options may not be added after the Contract is in force.
Additional Death Benefits are only payable if the Annuitant dies before the Annuity Date.
Death Benefit Options are not available if any Annuitant(s) Issue Age (age nearest) is 75 or more.

Maximum Anniversary Death Benefit. If you purchase this option, the Maximum Anniversary Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) is the greatest of the Anniversary Death Benefits determined as of that day for each Contract Anniversary. The Anniversary Death Benefit for a Contract Anniversary is the Accumulated Value on that anniversary adjusted as follows for any premiums paid or amounts taken after that date:
(1)As of the day a premium is received by us, the benefit is increased by the amount of that premium.
(2)As of the day that a partial surrender or annual administrative charge is taken, the benefit is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
On any day after any Annuitant attains Age 80, the Maximum Anniversary Death Benefit is equal to the amount calculated above on the Age 80 Contract Anniversary adjusted as in (1) and (2) above for any premiums paid or amounts taken after that anniversary.
Premium Accumulation Death Benefit. If you purchase this option, the Premium Accumulation Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) is the lesser of:
(1)The accumulation at 5% effective annual interest (compounded daily) of the premiums received by us adjusted for any partial surrenders and annual administrative charges. As of the day that a partial surrender or annual administrative charge is taken, the accumulated premiums are decreased by the same proportion as the Accumulated Value was decreased by the amount taken; and
(2)Two times the adjusted sum of the premiums determined for the Basic Death Benefit.
The Premium Accumulation Death Benefit on any date after any Annuitant attains Age 80 is equal to the sum of the amount calculated above on the Age 80 Contract Anniversary and any premiums received by us after that anniversary, adjusted as in (1) above for any partial surrenders or annual administrative charges taken after that anniversary.
This optional death benefit is not available for New York and Washington contracts.
Earnings Addition Death Benefit. If you purchase this option, the Earnings Addition Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) will be 40% of the lesser of:
(1)The adjusted sum of premiums determined for the Basic Death Benefit; and
(2)The amount by which the Accumulated Value on that date exceeds the amount determined in clause (1) above.
On any day after any Annuitant attains Age 80, the Earnings Addition Death Benefit is equal to the amount calculated above on the Age 80 Contract Anniversary adjusted for any partial surrenders or annual administrative charges taken after that anniversary. As of a day that a partial surrender or annual administrative charge is taken, the amount calculated on the Age 80 Contract Anniversary is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
This optional death benefit is not available for New York and Washington contracts.
Death of an Owner Before the Annuity Date
If you are an owner, but not the Annuitant, you may name a successor owner who will become an owner of this contract at your death. If an owner who is not the Annuitant dies before any Annuitant and before the Annuity Date, we will pay the Cash Surrender Value to the surviving owners in proportion to each owner’s percentage of ownership. The Cash Surrender Value must be paid within five years of the owner’s death. If your successor owner is a natural person, he or she may select an annuity payment option. Payments must begin within one year of your death and must be made over a period that does not extend beyond the life or life expectancy of the successor owner, as applicable. If your Spouse is the sole surviving owner, then the Spouse may elect, in lieu of receiving the Cash Surrender Value, to continue this contract in force as owner.
Spouse Election to Continue the Contract
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that:
(1) any portion of the increase based on amounts in a Fixed Period Allocation will be allocated to the Thrivent Money Market Subaccount; and
(2) any portion of the increase based on an RP Subaccount will be applied to a corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount
(3) the Accumulated Value of the Contract on the Exchange Date and any excess of Death Proceeds over the Accumulated Value on that date will be transferred from the GLWB Subaccount to a Subaccount investing in the same underlying portfolio without the GLWB benefit. Please see GLWB Spouse Election if the Spouse continues the Contract and GLWB Rider.
If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. The Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract.
If the surviving Spouse elects to continue the Contract, the Basic Death Benefit and any optional death benefits will be determined according to your Contract based on the Accumulated Value on the Exchange Date. In addition, if there was Dollar Cost Averaging of the Fixed Account on the Contract, this feature will continue on the Contract of the surviving Spouse. For Contracts issued prior to January 16, 2014, after a surviving Spouse continues the Contract, the Spouse can add the GLWB Rider if desired and if available.
The term Spouse is defined by Federal Tax Law. Please see Special Terms.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.
Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider
The Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider (the “Rider”) is an optional benefit that allows you to withdraw up to a guaranteed withdrawal amount (GWA) each Contract Year for as long as the Rider is in force. GWA withdrawals are not subject to a Surrender Charge and may be withdrawn each Contract Year after the GLWB Calculation Date, described below. The GWA will vary based on the Age of the Covered Person (or, if there are two Covered Persons, the Age of the younger Covered Person), the amount of premium payments and when they are made, and the length of time the Contract Owner waits to elect the GLWB Calculation Date. These factors determine the applicable Withdrawal Percentage and Benefit Base, described below, that are used to compute the GWA. The second Covered Person must be your Spouse. In Oregon, it may be your Domestic Partner as defined under Oregon Law.

Generally, the longer the GLWB Rider is in place before you begin taking the GWA, the greater the GWA will be. The period of time before you begin taking the GWA is called the GLWB Waiting Period. See GLWB Waiting Period, below. The period of time after you begin taking the GWA is called the GLWB Withdrawal Period. See GLWB Withdrawal Period, below. The GWA will also be affected if you take excess partial surrenders, which are surrender amounts in excess of the GWA in any Contract Year. See Effect of Excess Partial Surrenders, below.
The Rider also guarantees the return of the Accumulated Value on the Rider Date of Issue plus premiums added less adjustments for partial surrenders taken and charges deducted to the Contract Owner’s beneficiary if an Annuitant dies before the Annuity Date and before the foregoing guaranteed amount has been returned through guaranteed withdrawals. This guaranteed amount is called the GLWB Survivor Benefit and is subject to certain conditions. See GLWB Survivor Benefit, below.
We impose a GLWB Risk Charge for this benefit as a percentage of average daily Accumulated Value based on the Subaccount you choose. This charge will not exceed 1.25% and is in addition to the Contract’s Mortality and Expense Risk Charge. See GLWB Risk Charge, below. During the GLWB Withdrawal Period (described below), each Contract Year we will waive Surrender Charges provided your cumulative surrenders during a Contract Year do not exceed the maximum of the GWA for that Contract Year or 10% of the Accumulated Value at the time the first partial surrender is made in that Contract Year.
With the Guaranteed Lifetime Withdrawal Benefit Rider, you are limited in your investment options based on the timing of your Contract purchase. For new Riders and those issued on or after July 24, 2014, the only investment option available is the Thrivent Moderately Conservative Allocation Subaccount.
Effective January 16, 2014, the GLWB Rider is only available for purchase at the time of Contract application, if the GLWB Rider is still being offered. If your Contract was issued prior to January 16, 2014, you may add the GLWB Rider after your Contract is issued, if the GLWB Rider is still being offered. At the Date of Issue of the Rider, all Annuitants must be at least 50 years of age, and no more than 85 years of age. When the GLWB Rider is issued, the premium or the Accumulated Value of the Contract must be at least $25,000. We must provide prior approval before issuing a GLWB Rider if the premium or Contract’s Accumulated Value is equal to or greater than $1 million.
For GLWB Riders added on or after July 24, 2014, you must allocate all of your Accumulated Value to the following investment option:
♦
Thrivent Moderately Conservative Allocation Subaccount.
For GLWB Riders added on or after January 16, 2014, and on or before July 23, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:
♦
Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderately Conservative Allocation Subaccount.
If the GLWB Rider was added on or before January 15, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:
♦
Thrivent Moderately Aggressive Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before January 15, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderately Conservative Allocation Subaccount

The GLWB Rider is not available while any of the following optional benefits are in force:
♦
Maximum Anniversary Death Benefit;
♦
Premium Accumulation Death Benefit;
♦
Earnings Addition Death Benefit; or
♦
Return Protection Allocation.
If you do have any of the above benefits, they would have to be cancelled before we can issue the GLWB Rider. Neither Dollar Cost Averaging nor Asset Rebalancing is available if you have the GLWB Rider. You should carefully consider whether the absence or cancellation of these benefits is appropriate for you before electing the GLWB Rider.
If your Contract is used in a Qualified Plan or 403(b) Plan, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the Taxes section in the prospectus. The GLWB Rider is not available within Inherited IRAs and certain employer-sponsored plans. We reserve the right to discontinue or modify our GLWB Rider offering at any time.
GLWB Waiting Period. The GLWB Waiting Period begins when the Rider is issued and continues until you establish your GLWB Calculation Date. During both the GLWB Waiting and Withdrawal Periods, we will compute the Benefit Base, which we use to calculate the amount of GWA. If the GLWB Rider is issued on the Contract’s Date of Issue, the Benefit Base will equal the initial premium into the Contract. Contracts issued prior to January 16, 2014, can add the GLWB Rider after the Contract is issued, if then available. The Benefit Base will equal the Accumulated Value on the Date the Rider is added.
If the Date of Issue of the GLWB Rider is after the Contract’s Date of Issue, the Accumulated Value will be transferred on the Date of Issue of the Rider to the Subaccount elected by you. A Market Value Adjustment will apply to the Accumulated Value that is transferred from a Fixed Period Allocation more than 30 days before the end of its allocation period. The Market Value Adjustment may increase or decrease the amount transferred. See Purchases and Contract Value — Fixed Period Allocations and the Market Value Adjustment Account for a description of the Market Value Adjustment.
While the GLWB Rider is in force, transfer to another Subaccount is restricted. Restrictions include:
♦
Allocation transfer must be 100% to another Allocation Subaccount (as outlined above as a permissible investment option).
♦
Transfers may only be made if the Benefit Base is increased to equal the Accumulated Value on the Contract Anniversary in accordance with the Rider.
♦
The request to transfer must be made before the end of the valuation day by the 45th day after your Contract Anniversary.
Automatic transfers are not allowed while the GLWB Rider is in force.
Benefit Base during the GLWB Waiting Period. On each Contract Anniversary during the GLWB Waiting Period, the Benefit Base is adjusted to equal the Accumulated Value at the end of the prior day if such adjustment would increase the Benefit Base. If the Accumulated Value is less than the current Benefit Base, then there is no change to the Benefit Base. The Benefit Base is increased by any premiums that we receive before the GLWB Calculation Date. However, no premiums can be paid within one year from any partial surrender.
During the GLWB Waiting Period, the Benefit Base is decreased in the event a partial surrender is taken or when the annual administrative charge is taken. The Benefit Base is decreased by the amount taken if the Benefit Base is less than or equal to the Accumulated Value. Otherwise, the Benefit Base is decreased by the same proportion that the Accumulated Value is decreased by the amount taken.

Example:
A $5,000 partial surrender is taken from a Contract in which the Accumulated Value is $90,000, but the Benefit Base is $100,000. The resulting Benefit Base would be calculated as follows:
[1- (5,000/90,000)] x 100,000 = $94,444.44
The Benefit Base on the Contract Anniversary that you elect to be the GLWB Calculation Date is adjusted as described above for any premiums allocated and partial surrenders made on or after that Contract Anniversary and before we receive notification of your election of the GLWB Calculation Date.
Covered Person. The person(s) upon whose life(lives) the benefits of this GLWB Rider are based. Each Annuitant is a Covered Person. If there is only one Covered Person at the time you elect the GLWB Calculation Date, you may name your Spouse as the second Covered Person. Your Spouse will then become a Covered Person on the GLWB Calculation Date if:
♦
You are the Annuitant on that date and were the sole Annuitant on the Contract’s Date of Issue; and
♦
Your Spouse is at least Age 62 on the GLWB Calculation Date.
Your Spouse will be this Contract’s sole primary beneficiary beginning on the GLWB Calculation Date. You may change the primary beneficiary only if the second Covered Person is no longer your Spouse or no longer living.
For GLWB Riders issued in Illinois prior to April 30, 2018, you may not name your Spouse as the second Covered Person.
GLWB Withdrawal Period. The GLWB Waiting Period ends and the GLWB Withdrawal Period begins on the GLWB Calculation Date. To elect an eligible Contract Anniversary as the GLWB Calculation Date, you must notify us. We must receive your election within the time period beginning 90 days before that Contract Anniversary and ending the day before the next Contract Anniversary. The Covered Person (or, if there are two Covered Persons, the younger Covered Person) must be at least Age 62 on the GLWB Calculation date and the Contract Anniversary must be on or before the Annuity Date. No further premiums will be accepted after you elect the GLWB Calculation Date. If you do not elect a GLWB Calculation Date before your Annuity Date, the GLWB Calculation Date will be the Annuity Date. Once the GLWB Calculation Date is set, the GWA is calculated. The calculation continues annually until the Rider terminates. No Annual Administrative Charge is deducted during this period. For contracts issued in Illinois, before April 30, 2018, you must notify us of your election within 45 days after the Contract Anniversary that you elect to be the GLWB Calculation Date.
Benefit Base during the GLWB Withdrawal Period. On any Contract Anniversary after we receive Notice of your election of the GLWB Calculation Date and on or before the date that the older Annuitant reaches Age 90, the Benefit Base is adjusted to equal the Accumulated Value at the end of the prior day if the adjustment will increase the Benefit Base. After we receive Notice of your election of the GLWB Calculation Date, the Benefit Base will be reduced for GLWB Excess Surrenders, defined below, but will not be reduced by the amount of the GWA. The amount of the reduction is described below under Effects of partial surrenders during the GLWB Withdrawal Period.
Withdrawal Percentage. The Withdrawal Percentage is the percentage that is applied to the Benefit Base to determine the GWA. The initial Withdrawal Percentage is determined on the GLWB Calculation Date. The Withdrawal Percentage is based on the Age of the younger Covered Person, the amount of the premium payments and when they are made, and the length of time the Contract Owner waits to elect the GLWB Calculation Date. The initial Withdrawal Percentage is equal to the weighted average of each adjusted premium multiplied by the applicable Percentage Applied from the table below, as follows:
1)the sum of adjusted premiums, each multiplied by its Percentage Applied shown in the table below; divided by
2)the sum of adjusted premiums.

Percentage Applied
If One Covered Person on the GLWB Calculation Date
Age* on Date of Premium Allocation	Full Contract Years from Date of Premium Allocation to the GLWB Calculation Date
	0-4	5-9	10-14	15+
Less than 57	—	4.5%	5.0%	6.0%
57-61	4.0%	4.5	5.5	6.5
62-66	4.0	5.0	6.0	7.0
67-71	4.5	5.5	6.5	7.5
72-76	5.0	6.0	7.0	7.0
77-81	5.5	6.5	6.5	6.5
82+	6.0	6.0	6.0	6.0

If Two Covered Persons on the GLWB Calculation Date
Age** on Date of Premium Allocation	Full Contract Years from Date of Premium Allocation to the GLWB Calculation Date
	0-4	5-9	10-14	15+
Less than 57	—	4.0%	4.5%	5.5%
57-61	3.5%	4.0	5.0	6.0
62-66	3.5	4.5	5.5	6.5
67-71	4.0	5.0	6.0	7.0
72-76	4.5	5.5	6.5	6.5
77-81	5.0	6.0	6.0	6.0
82+	5.5	5.5	5.5	5.5
*If there is one Covered Person on the GLWB Calculation Date, that person’s Age on the date of premium allocation.
**If there are two Covered Persons on the GLWB Calculation Date, the younger Covered Person’s Age on the date of premium allocation.
Each premium payment will be assigned a Percentage Applied. The Withdrawal Percentage used to determine the GWA is calculated as the premium-weighted average of the Percentages Applied.
For example, assume the Accumulated Value at the time the Rider is added is $100,000 and the Covered Person is age 62. Two years later at the Covered Person’s age 64, the Covered Person makes an additional premium of $50,000. Then at age 68, the Covered Person adds another $50,000 premium payment. The Covered Person decides to begin taking the GWA at age 72. From the chart above, the weighted Withdrawal Percentage would be:
[(100,000 x 6%) + (50,000 x 5%) + (50,000 x 4.5%)]	= 5.375%
200,000

If the Covered Person adds a Spouse who is five years younger as the second Covered Person as of the Calculation Date, the weighted Withdrawal Percentage would be:
[(100,000 x 5%) + (50,000 x 4%) + (50,000 x 3.5%)]	= 4.375%
200,000
For purposes of calculating the Withdrawal Percentage, adjusted premiums are determined by subtracting the amount of partial surrenders taken from premiums paid on a last-in, first-out basis at the time the partial surrender is taken. Generally, the Withdrawal Percentage will be higher if premiums are paid earlier and if partial surrenders are made later.
For example, if the Covered Person in the first example above (for a single Covered Person) took a partial surrender of $10,000 at Age 63, and a partial surrender of $5,000 at age 69, the weighted Withdrawal Percentage would be:
[(90,000 x 6%) + (50,000 x 5%) + (45,000 x 4.5%)]	= 5.365%
185,000
In addition, premiums paid on or within three months after a Contract Anniversary will be treated as if they were allocated on that Contract Anniversary and at the Age on that Anniversary. All other premiums allocated during the GLWB Waiting Period will be treated as if they were allocated on the next Contract Anniversary after the date of allocation and at the Age on that Anniversary. Premiums allocated during the first Contract Year of the GLWB Withdrawal Period will be treated as if they were allocated on the GLWB Calculation Date. This treatment of premiums is only for purposes of assigning the Percentage Applied to the adjusted premium amount.
For example, assume an Annuitant’s Contract Anniversary falls on May 1 of each year. If the Annuitant pays a premium on August 1 of the current year (i.e., within 3 months of the May 1 Contract Anniversary), that premium will be treated as if it were allocated on May 1 of that year and at the Age on that Contract Anniversary. If the Annuitant pays a premium on September 1 of the current year (i.e., more than 3 months after the May 1 Contract Anniversary), that premium will be treated as if it were allocated on May 1 of the following year at the Age on May 1 of the following year.
Guaranteed Withdrawal Amount (GWA).You will need to notify us when you want to begin taking the GWA. The GWA can be withdrawn each Contract Year without a Surrender Charge. The GWA is determined on the GLWB Calculation Date and each Contract Anniversary thereafter.
If we receive your election of the GLWB Calculation Date more than 45 days after the Contract Anniversary that you elect as the GLWB Calculation Date, a partial-year adjustment of the Guaranteed Withdrawal Amount applies in the first Contract Year of the GLWB Withdrawal Period. The adjusted Guaranteed Withdrawal Amount for that Contract Year is equal to the initial Guaranteed Withdrawal Amount multiplied by the number of days remaining in that Contract Year divided by 365. The partial-year adjustment does not apply to the Guaranteed Withdrawal Amount in subsequent Contract Years. If we receive your election of the GLWB Calculation Date prior to or no more than 45 days after the Contract Anniversary, a partial-year adjustment does not apply in any Contract Year.
The GWA is equal to the Benefit Base (not to exceed $5 million) multiplied by the Withdrawal Percentage. The GWA may change from year to year depending on whether the Benefit Base was increased, as described above, or decreased as a result of GLWB Excess Surrenders. On any day that the Benefit Base is decreased during the GLWB Withdrawal Period, the GWA will be adjusted, effective as of the next Contract Anniversary, to equal (a) the lesser of the Benefit Base on that date or $5,000,000, multiplied by (b) the Withdrawal Percentage, and the GWA will decrease. On any Contract Anniversary that the Benefit Base has increased during the GLWB Withdrawal Period to equal the Accumulated Value in accordance with the Rider, the Withdrawal Percentage will be compared to the Withdrawal Percentages in the following tables based on the current Age of the Covered Person or the younger of the two Covered Persons. The larger of the two Withdrawal Percentages will become the new Withdrawal Percentage. The following tables are based on the Age of the younger Covered Person under your Contract.
If One Covered Person on the GLWB Calculation Date
Age on Contract Anniversary	Attained Age Percentage Applied
67-71	4.50%
72-76	5.00%
77-81	5.50%
82-90	6.00%

If Two Covered Persons on the GLWB Calculation Date
Age on Contract Anniversary*	Attained Age Percentage Applied
67-71	4.00%
72-76	4.50%
77-81	5.00%
82-90	5.50%
*If there were two Covered Persons on the GLWB Calculation Date, Age on Contract Anniversary is the Age of the younger Covered Person on the GLWB Calculation Date increased by one on each Contract Anniversary. If the younger Covered Person dies, for the purpose of determining the Attained Age Percentage Applied, that person’s Age on Contract Anniversary will continue to increase by one on each Contract Anniversary.
The lesser of the increased Benefit Base or $5 million will be multiplied by the new Withdrawal Percentage to determine your new GWA. If the Benefit Base increases, your GWA will increase. Your GWA will not decrease unless your Benefit Base decreases. Any decrease in your GWA is effective on the following Contract Anniversary. No Surrender Charges will apply when partial surrenders are made during the GLWB Withdrawal Period except to the extent that total surrenders in a Contract Year exceed the greater of (a) the GWA, or (b) 10% of the Accumulated Value at the time of the first partial surrender in that Contract Year. Withdrawals of the GWA are taxed in the same manner as partial surrenders under the Contract. See Taxation of Partial and Full Surrenders.
Withdrawals after your Annuity Date. While the GLWB Rider is in force, beginning on the Annuity Date, you will be required to withdraw a minimum amount from your Contract each year called a Required Withdrawal Amount. While the GLWB Rider is in force, instead of paying the annuity income beginning on the Annuity Date according to the Contract, we will pay you an amount equal to the excess, if any, of the Required Withdrawal Amount over the sum of any partial surrenders you have taken during that Contract Year. The Required Withdrawal Amount is the greater of (a) your GWA, and (b) the Accumulated Value at the end of the prior Contract Year multiplied by the Amortization Factor for the older Annuitant’s Age in the current Contract Year. Amortization Factors will not exceed the factors shown in the table below:
Amortization Table Used after the Annuity Date
Age	Factor	Age	Factor
90	6.04%	101	10.40%
91	6.24	102	11.28
92	6.47	103	12.36
93	6.71	104	13.70
94	7.00	105	15.43
95	7.31	106	17.72
96	7.66	107	20.93
97	8.06	108	22.63
98	8.52	109	33.30

Amortization Table Used after the Annuity Date
Age	Factor	Age	Factor
99	9.05	110	47.14
100	9.67	111+	52.63
Based on your circumstances, you may want to consider annuitizing rather than continuing the GLWB. Before the Annuity Date, you will be informed of your options to continue with the GLWB or to annuitize your contract. If you want the flexibility to increase your partial surrenders or if you want access to the Accumulated Value at any time, you may want to continue the GLWB. If you do not need this flexibility, you should consider annuitizing by electing a Settlement Option instead. Settlement Options may provide higher guaranteed payments and longer guaranteed periods, depending on the option you select.
If a Required Minimum Distribution (RMD) is defined for the Contract by Section 401(a)(9) of the Internal Revenue Code, then at the end of each calendar year, we will pay you an amount equal to the excess, if any, of the RMD determined by us for that calendar year over the sum of any partial surrenders you have taken during that calendar year.
Any amounts that we pay will be treated as partial surrenders under the Contract.
Effects of partial surrenders during the GLWB Withdrawal Period. If the sum of partial surrenders within a Contract Year, excluding any surrenders taken before you notify us of your election of the GLWB Calculation Date, exceeds the greatest of:
♦
the GWA for that Contract Year,
♦
the RMD for that calendar year, if any, as we determine for the Contract, or
♦
if that day is in a Contract Year that began in the prior calendar year, the RMD, if any, for the prior calendar year that we determine for this Contract;
this excess amount is a GLWB Excess Surrender. Any subsequent partial surrender taken within the same Contract Year in which a GLWB Excess Surrender is made will also be considered a GLWB Excess Surrender. A GLWB Excess Surrender affects the calculation of the Benefit Base. If the Benefit Base is less than or equal to the Accumulated Value, the Benefit Base is decreased by the amount of the GLWB Excess Surrender. If the Benefit Base is greater than the Accumulated Value, the Benefit Base is decreased by the same percentage as the Accumulated Value according to the following ratio:
a
b - (c-a)
Where:
a = GLWB Excess Surrender amount
b = Accumulated Value prior to surrender
c = partial surrender amount
No Surrender Charges will apply to partial surrenders made during the GLWB Withdrawal Period to the extent partial surrenders in a Contract Year do not exceed the greater of the GWA for that Contract Year, or 10% of the Accumulated Value at the time of the first partial surrender in a Contract Year.
GLWB Survivor Benefit. If an Annuitant dies during the GLWB Withdrawal Period and before the Annuity Date, the beneficiary may elect to receive the GLWB Survivor Benefit, if any, in lieu of any death proceeds under the Contract. If an Annuitant dies after the Annuity Date, the beneficiary may elect to receive the GLWB Survivor Benefit, if any, in lieu of the

Accumulated Value of the Contract. The beneficiary should work with a financial advisor or professional to determine whether to take a lump sum death benefit, the fixed amount settlement option offered as the Survivor Benefit, or the surrender value of the Survivor Benefit. The beneficiary must notify us of their election to receive the GLWB Survivor Benefit within 60 days after we receive proof of death of an Annuitant. On the date the GLWB Rider is issued, the GLWB Survivor Benefit equals the Accumulated Value. Thereafter, the GLWB Survivor Benefit increases on a day we apply a premium by the amount of the premium, and decreases on a day in which a partial surrender or annual administrative charge is deducted by the amount of the partial surrender or administrative charge. However, if a GLWB Excess Surrender is taken, the GLWB Survivor Benefit is decreased as follows: if the GLWB Survivor Benefit is less than or equal to the Accumulated Value, the Benefit is decreased by the amount of the surrender; or, if the GLWB Survivor Benefit is greater than the Accumulated Value, the benefit is first decreased by the amount of the partial surrender that does not represent the GLWB Excess Surrender. The remaining amount is then decreased by the following ratio:
a
b - (c-a)
Where:
a = GLWB Excess Surrender amount
b = Accumulated Value prior to surrender
c = partial surrender amount
We will pay the GLWB Survivor Benefit in equal amounts under a settlement agreement. Payments will continue until the sum of payments equals the GLWB Survivor Benefit. The payment period will not exceed the life expectancy of the beneficiary.
GLWB Spouse Election. If an Annuitant dies before the Annuity Date and the Spouse of the Annuitant is the sole primary beneficiary, the surviving Spouse may elect to continue the Contract as Annuitant and owner. The Rider will continue in force only if:
♦
The Exchange Date is before the GLWB Calculation Date; or
♦
The Exchange Date is during the GLWB Withdrawal Period and the surviving Spouse was a Covered Person on the date of death.
If the election to continue the Contract is not made within 60 days from the date we receive proof of death, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date.
Termination of the GLWB Rider. You may terminate the GLWB Rider at any time provided it is at least two years after we issued the Rider. The termination will be effective on the date we receive Notice from you. The Rider also terminates at the earliest of any of the following events:
♦
the date of Contract termination;
♦
the date we receive satisfactory proof of the death of an Annuitant, except if that Annuitant’s Spouse continues this Contract and Rider;
♦
the date you elect to receive annuity income under the Contract;
♦
the date during the GLWB Waiting Period that the sum of partial surrenders made and annual administrative charges deducted for this Contract exceeds the sum of premiums paid; or
♦
the date during the GLWB Withdrawal Period that the Benefit Base is reduced to zero.

If the Contract terminates because the GWA that is surrendered exceeds the Accumulated Value, we will continue to pay you the GWA each year for as long as at least one Covered Person is alive under a settlement agreement that we will issue.
If the GLWB Rider terminates for reasons other than the termination of the entire Contract, the Accumulated Value will remain in the same Subaccount but will no longer be subject to the GLWB Risk Charge, unless you request a different allocation. We account for this by crediting you with Subaccount accumulation units that are not subject to the GLWB Risk Charge in lieu of units that are subject to the Charge. Once the GLWB Rider terminates, the GLWB Risk Charge will also cease. If the Rider terminates after the Annuity Date and there is Accumulated Value remaining, we will begin paying annuity income according to the Contract.
Fixed Period Allocations and the Market Value Adjustment Account
If available, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Period Allocations. Fixed Period Allocations are invested in a non-unitized separate investment account of ours, the Market Value Adjustment Account (“MVA Account”). Each such allocation or transfer must be at least $1,000 and will be a separate Fixed Period Allocation. For each amount allocated or transferred to a Fixed Period Allocation, you select an allocation period then offered by us. We may not offer any Fixed Period Allocations during some periods of time. The interest rate that applies to a Fixed Period Allocation depends upon the date of the allocation and the duration selected. Interest will be credited on Fixed Period Allocations from the date of allocation or transfer and will be guaranteed for the entire period. Interest will be compounded daily and the effective annual interest rate will never be less than the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Accumulated Value which is surrendered from a Fixed Period Allocation more than 30 days before the end of its allocation period is subject to a Market Value Adjustment (“MVA”).
At the end of an allocation period for a Fixed Period Allocation, if the amount allocated to that Fixed Period Allocation is at least $1,000, it will be applied on the expiration date as a new Fixed Period Allocation, unless, prior to the expiration date, you give us Notice to surrender or transfer that amount. The allocation period will be the same as for the period just ended, provided that the period does not extend beyond the Annuity Date and that it is still offered by us. Otherwise, the allocation period will be the longest period then offered by us that does not extend beyond the Annuity Date. If the amount of the allocation is less than $1,000 or if all allocation periods then offered would extend beyond the Annuity Date, the amount of that Fixed Period Allocation will be transferred to the Thrivent Money Market Subaccount. We will notify you at least 30 days before the end of an allocation period for a Fixed Period Allocation. The first-in first-out accounting method will be used for surrenders and transfers from Fixed Period Allocations.
Fixed Period Allocations are not available for Washington contracts.
Market Value Adjustment
A MVA will apply to any portion of an amount in a Fixed Period Allocation that is surrendered more than 30 days before the end of its allocation period. The adjustment may increase or decrease the amount surrendered. The adjustment is determined by multiplying the total amount surrendered times:
(n/12)
(1 + i)/(1 + j + .0025)	-1
where:
i is the Treasury Rate for the week prior to the date of allocation for a maturity equal to the Fixed Period Allocation from which the surrender is made;
j is the Treasury Rate for the week prior to the date of surrender for a maturity equal to the number of whole months remaining in that allocation period, but if fewer than 12 months remain, we will use the Treasury Rate for a maturity of one year; and

n is the whole number of months remaining in that allocation period.
If a Treasury Rate is not available for a maturity of “n” months, then “j” will be determined by linear interpolation of rates for maturity periods closest to “n” months. If Treasury Rates are no longer available, we will use similar rates as approved by the Insurance Department of the state in which your Contract was issued.
MVAs will be applied before any Surrender Charges. We guarantee that MVAs will not reduce interest earned on amounts allocated to Fixed Period Allocations to less than an effective annual rate, compounded daily, equal to the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Any increase in accumulated value to effect this guarantee will be calculated upon a total transfer or surrender from all Fixed Period Allocations. This increase will be transferred to the Thrivent Money Market Subaccount for any such transfer or will be included in the surrender amount for any such surrender. For any surrender after which there remains accumulated value in any Fixed Period Allocation, the full MVA will be applied.
As an example to illustrate the operation of the MVA formula, assume that a net surrender of $20,000 is requested from a seven-year Fixed Period Allocation with 60 months remaining in the Fixed Period Allocation. Assume also that the seven-year Treasury Rate for the week prior to the date you made an allocation to that seven-year Fixed Period Allocation was 9% and the five-year Treasury Rate for the week prior to the date of surrender or transfer of that seven-year Fixed Allocation Period is 9.25%. Under the formula, “i” is equal to 9%, “j” is equal to 9.25%, and “n” is equal to 60. To calculate the MVA, we divide the sum of 1.00 and “i”, 1.09, by the sum of 1.00 and “j” and .0025, or 1.095. The resulting figure, .995434, is then taken to the fifth, or “n”/12th power. From this amount, .977377, 1 is subtracted and the resulting figure, -.022623, is multiplied by an amount ($20,463) that will net $20,000 after application of the MVA of -$463. Since this figure is a negative number, the amount is subtracted from the remaining Fixed Period Allocation value. If “j” had been 8% instead of 9.25%, the MVA would have been +$678, which amount would have been added to the remaining Fixed Period Allocation value.
For Indiana and New York contracts the Market Value Adjustment is determined by multiplying the amount surrendered by:
(n/12)
(1 + i)/(1 + j)	-1
Additional Information about the Fixed Account and the MVA Account
Because of exemptive and exclusionary provisions, interests in the Fixed Account and the MVA Account have not been registered under the Securities Act of 1933 (“1933 Act”), and neither the Fixed Account nor the MVA Account is registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account, the MVA Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. Contract Owners have no voting rights in the Variable Account with respect to Fixed Account or Fixed Period Allocations.
Return Protection Allocation (RPA)
The RPA Benefit. The Return Protection Allocation (RPA) is an optional living benefit available in your contract for an additional charge. The maximum charge is 0.75%. This is in addition to the Mortality and Expense Risk charge.
This benefit guarantees that your contract will have a certain minimum amount of Accumulated Value at the end of your elected allocation period, regardless of market performance. At the end of the allocation period, if the Accumulated Value is less than the guaranteed benefit amount, then we will adjust your Contract so that the value is equal to the guaranteed benefit amount. This benefit is adjusted for withdrawals and administrative charges. If the Accumulated Value is greater than the guaranteed benefit amount, then no adjustment will be made to the Contract.
We reserve the right to discontinue or modify our RPA offerings at any time.

Adding the RPA Benefit. You may add the RPA benefit as a part of your Contract as long as RPA benefits are still being offered. Oregon does not permit the addition of the RPA benefit after the initial application of the contract. On any Valuation Day you may have multiple allocation periods, but not more than one allocation for the same number of years. Each RPA may not have an expiration date later than the Annuity Date.
Each RP Subaccount invests in a Portfolio of the Fund that is a “fund of funds,” meaning that it invests primarily in other Portfolios of the Fund rather than directly in specific securities. For each RP Subaccount, there is a corresponding Subaccount that invests in the same Portfolio as the RP Subaccount. The corresponding Subaccount differs from the RP Subaccount in that there is no investment guarantee associated with allocations to the corresponding Subaccount. The corresponding Subaccounts serve as investment vehicles for money that is not intended for, could not qualify for, or lost qualification for, the investment guarantees associated with the RP Subaccounts.
The minimum amount you may allocate to an RP Subaccount is $10,000. If you allocate an amount less than $10,000 to an RP Subaccount, we will allocate that amount to the corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount for which the allocation was intended. If you allocate an amount greater than $10,000 to an RP Subaccount and do not provide the full amount of the allocation with your request, unless you instruct otherwise, we will allocate the partial amount received that you designate for an RP Subaccount to the corresponding asset allocation Subaccount that invests in the same Portfolio. Once the full amount for the RPA is received, you can initiate the Return Protection Allocation and transfer the amount to the RP Subaccount by submitting an approved RPA Request form. The RPA benefit will not be effective until we receive your request at our Service Center in good order. The RPA benefit is not available while any of the following optional benefits are in force:
♦
Premium Accumulation Death Benefit;
♦
Earnings Addition Death Benefit; or
♦
Guaranteed Lifetime Withdrawal Benefit.
If you have any of the above benefits, they must be cancelled before you can add the RPA benefit. Neither Dollar Cost Averaging nor Asset Rebalancing is available on amounts with the RPA benefit. No premiums may be made to the RPA benefit before the allocation period is due to expire. You should carefully consider whether the absence or cancellation of these benefits is appropriate for you before electing the RPA benefit.
Effect of Partial Surrender and Administrative Charges. Any partial surrender or administrative charge taken from the RPA during the allocation period will reduce the Accumulated Value and correspondingly the benefit as follows:
♦
As of the day that a partial surrender is taken, the accumulated allocation amount is decreased by the same proportion as the accumulated value of the RPA was decreased by that partial surrender.
♦
On any Contract Anniversary that we deduct an annual administrative charge, the accumulated allocation amount is decreased by the same proportion as the accumulated value of the RPA was decreased by the deduction for the annual administrative charge.
Expiration and Renewal. We will give you at least 45 days’ notice of the expiration date of each RPA and the options available at that time. Unless you give Notice before the expiration date to do otherwise, the accumulated value of the expired RPA will be applied to a new RPA on the expiration date. The new RPA will be applied to the same Subaccount and for the same period as the expired RPA (even if the guarantee has changed since the original RPA), subject to the following requirements. The new RPA must be at least $10,000 and the allocation period must not extend beyond the Annuity Date.
If the amount of the RPA is less than $10,000 or if the allocation period would extend beyond the Annuity Date, the amount of that RPA will be transferred to the corresponding Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount.

If the same Subaccount and allocation period combination is no longer available for new allocations, the amount of that RPA will be transferred to the corresponding Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount. If that Subaccount is no longer available for new allocations, the accumulated value of the expired RPA will be allocated to the Thrivent Money Market Subaccount.
Additional premiums or Accumulated Value may be allocated or transferred to the new RPA on its allocation date by giving Notice prior to that date. Additional premiums received prior to the allocation date will be allocated to the Thrivent Money Market Subaccount and transferred to the new RPA on its allocation date.
Termination. An RPA automatically terminates on the earlier of its expiration date or the date that death benefits are calculated. You may only terminate an RPA prior to its expiration date if you give us Notice or notice by telephone (if you have such authorization). An RPA will terminate on the date the death benefit is calculated at which time the RPA’s accumulated value will be transferred to the corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount. An RPA may be terminated during its first two years, but only by requesting a surrender of the entire accumulated value of the RPA; and surrender charges may apply. An RPA may be terminated more than two years after the date of its allocation by requesting a surrender of the accumulated value of the RPA, for which a surrender charge may apply; or requesting that the RPA’s accumulated value be transferred to another investment option.
Other Restrictions. During the first two years of the RPA allocation period, transfers from the RP Subaccount are not permitted. No additional premiums may be made to the RPA once an allocation is in force. However, you may add premium at the expiration date.
Purchases and Contract Value
We no longer issue new contracts. You may pay additional premiums under the Contracts, but we may choose not to accept any additional premium less than $50.
This prospectus contains all material provisions of the Contract and any variations are pursuant to state law.
Allocation of Premiums
Any amount of your premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made. See Subaccount Valuation.
The allocation percentages that you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may change the allocation percentages for future premiums without charge and at any time by giving us Notice. Unless specifically designated otherwise, any change will apply to all future premiums unless you request another change.
If you add the GLWB Rider, you must allocate 100% of the Accumulated Value to one eligible Subaccount (see GLWB Rider). Premiums may only be paid during the GLWB Waiting period. The minimum Accumulated Value necessary to add the GLWB Rider is $25,000.
The minimum you may allocate to a Fixed Period Allocation is $1,000. If you allocate an amount less than $1,000 to a Fixed Period Allocation, we will allocate that amount to the Thrivent Money Market Subaccount.
The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Fixed Account
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Account. After the Annuity Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The interest rate credited for a Contract with an optional death benefit will be 0.25% lower than the interest rate credited for a Contract without any optional death benefits. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. For the current interest rate, please call our Service Center at 1-800-847-4836.
The last-in, first-out accounting method will be used for partial surrenders, transfers, annual administrative charges, and transfer charges.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the accumulated value in the Fixed Account at the time the first transfer is made in that Contract Year.
A Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. Please see Maintenance of Solvency for more information.
The Maintenance of Solvency provision applies to the Fixed Account and MVA Account in this Contract. The provision is only invoked in the event the reserves of our fraternal benefit society become impaired. If our reserves become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a debt against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the debt. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.
Fixed Period Allocations and the Market Value Adjustment Account
If available, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Period Allocations. Fixed Period Allocations are invested in a non-unitized separate investment account of ours, the Market Value Adjustment Account (“MVA Account”). Each such allocation or transfer must be at least $1,000 and will be a separate Fixed Period Allocation. For each amount allocated or transferred to a Fixed Period Allocation, you select an allocation period then offered by us. We may not offer any Fixed Period Allocations during some periods of time. The interest rate that applies to a Fixed Period Allocation depends upon the date of the allocation and the duration selected. Interest will be credited on Fixed Period Allocations from the date of allocation or transfer and will be guaranteed for the entire period. Interest will be compounded daily and the effective annual interest rate will never be less than the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Accumulated Value which is surrendered from a Fixed Period Allocation more than 30 days before the end of its allocation period is subject to a Market Value Adjustment (“MVA”).
At the end of an allocation period for a Fixed Period Allocation, if the amount allocated to that Fixed Period Allocation is at least $1,000, it will be applied on the expiration date as a new Fixed Period Allocation, unless, prior to the expiration date, you give us Notice to surrender or transfer that amount. The allocation period will be the same as for the period just ended, provided that the period does not extend beyond the Annuity Date and that it is still offered by us. Otherwise, the allocation period will be the longest period then offered by us that does not extend beyond the Annuity Date. If the amount of the allocation is less than $1,000 or if all allocation periods then offered would extend beyond the Annuity Date, the amount of that Fixed Period Allocation will be transferred to the Thrivent Money Market Subaccount. We will notify you at least 30 days before the end of an allocation period for a Fixed Period Allocation. The first-in first-out accounting method will be used for surrenders and transfers from Fixed Period Allocations.
Fixed Period Allocations are not available for Washington contracts.

Market Value Adjustment
A MVA will apply to any portion of an amount in a Fixed Period Allocation that is surrendered more than 30 days before the end of its allocation period. The adjustment may increase or decrease the amount surrendered. The adjustment is determined by multiplying the total amount surrendered times:
(n/12)
(1 + i)/(1 + j + .0025)	-1
where:
i is the Treasury Rate for the week prior to the date of allocation for a maturity equal to the Fixed Period Allocation from which the surrender is made;
j is the Treasury Rate for the week prior to the date of surrender for a maturity equal to the number of whole months remaining in that allocation period, but if fewer than 12 months remain, we will use the Treasury Rate for a maturity of one year; and
n is the whole number of months remaining in that allocation period.
If a Treasury Rate is not available for a maturity of “n” months, then “j” will be determined by linear interpolation of rates for maturity periods closest to “n” months. If Treasury Rates are no longer available, we will use similar rates as approved by the Insurance Department of the state in which your Contract was issued.
MVAs will be applied before any Surrender Charges. We guarantee that MVAs will not reduce interest earned on amounts allocated to Fixed Period Allocations to less than an effective annual rate, compounded daily, equal to the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Any increase in accumulated value to effect this guarantee will be calculated upon a total transfer or surrender from all Fixed Period Allocations. This increase will be transferred to the Thrivent Money Market Subaccount for any such transfer or will be included in the surrender amount for any such surrender. For any surrender after which there remains accumulated value in any Fixed Period Allocation, the full MVA will be applied.
As an example to illustrate the operation of the MVA formula, assume that a net surrender of $20,000 is requested from a seven-year Fixed Period Allocation with 60 months remaining in the Fixed Period Allocation. Assume also that the seven-year Treasury Rate for the week prior to the date you made an allocation to that seven-year Fixed Period Allocation was 9% and the five-year Treasury Rate for the week prior to the date of surrender or transfer of that seven-year Fixed Allocation Period is 9.25%. Under the formula, “i” is equal to 9%, “j” is equal to 9.25%, and “n” is equal to 60. To calculate the MVA, we divide the sum of 1.00 and “i”, 1.09, by the sum of 1.00 and “j” and .0025, or 1.095. The resulting figure, .995434, is then taken to the fifth, or “n”/12th power. From this amount, .977377, 1 is subtracted and the resulting figure, -.022623, is multiplied by an amount ($20,463) that will net $20,000 after application of the MVA of -$463. Since this figure is a negative number, the amount is subtracted from the remaining Fixed Period Allocation value. If “j” had been 8% instead of 9.25%, the MVA would have been +$678, which amount would have been added to the remaining Fixed Period Allocation value.
For Indiana and New York contracts the Market Value Adjustment is determined by multiplying the amount surrendered by:
(n/12)
(1 + i)/(1 + j)	-1
Additional Information about the Fixed Account and the MVA Account
Because of exemptive and exclusionary provisions, interests in the Fixed Account and the MVA Account have not been registered under the Securities Act of 1933 (“1933 Act”), and neither the Fixed Account nor the MVA Account is registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account, the MVA Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. Contract Owners have no voting rights in the Variable Account with respect to Fixed Account or Fixed Period Allocations.
Accumulated Value of Your Contract
On or before the Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts, the Fixed Account and the Fixed Period Allocations.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any amount in Fixed Period Allocations, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.
Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.
Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
♦
You allocate premiums to that Subaccount;
♦
You transfer Accumulated Value into that Subaccount from another Subaccount, the Fixed Account, or a Fixed Period Allocation;
♦
Your Spouse is the sole beneficiary and elects to continue the Contract after your death, and the excess of the death benefit over the Accumulated Value is allocated to the Subaccount; or
♦
The amount necessary to satisfy a return protection guarantee is added to the Subaccount.
We reduce the Accumulation Units in a Subaccount when:
♦
You transfer Accumulated Value out of that Subaccount into another Subaccount, the Fixed Account, or a Fixed Period Allocation;
♦
You make a surrender from that Subaccount;
♦
Transfer charges are applied against the Subaccount; or
♦
The annual administrative charge is applied to the Subaccount.
Accumulation Unit Value. For each Subaccount, there are multiple accumulation unit values, depending upon the different risk charges assessed against the Contracts participating in that Subaccount. A risk charge varies depending on the feature(s) selected. A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2)Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor. The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) where:
(1)Is the sum of:
(a)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(b)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(c)A per share charge or credit for any taxes reserved that we determine to be a result of the investment operation of the Portfolio.
(2)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
(3)Is the factor representing the risk charges deducted from the Subaccount on a daily basis for the annual product expenses. Total product expenses will vary based on the optional benefits, if any, selected by you for your Contract. See the Fee Tables for specific charges.
Transfers of Accumulated Value
On or before the Annuity Date while an Annuitant is still living, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts, the Fixed Account, and Fixed Period Allocations.
You can request a transfer by giving us Notice. We will process your transfer request prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Valuation Day. If you request a transfer to or from a Subaccount, we will credit or reduce your Accumulation Units of the chosen Subaccount. Transfers are subject to the following conditions:
♦
Transfers involving the GLWB are restricted as to the timing and the type of Subaccount choice. (See GLWB Waiting Period)
♦
The total amount transferred from a Subaccount, a Fixed Period Allocation, or the Fixed Account must be at least $200. However, if the total value in a Subaccount, a Fixed Period Allocation, or the Fixed Account is less than $200, the entire amount may be transferred. Transfers from a Fixed Period Allocation may be made only within 30 days before the end of its allocation period.
♦
Transfers involving the RPA are restricted as to the timing and Subaccount choices. (See Return Protection Allocations)
♦
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the accumulated value in the Fixed Account at the time the first transfer is made in that Contract Year.
♦
The amount transferred to a Fixed Period Allocation cannot be less than $1,000.
♦
You may make 12 free transfers in any Contract Year. For each transfer in excess of 12 (excluding automatic transfers made through Dollar Cost Averaging or Asset Rebalancing), we will charge you $25. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts. We reserve the right to limit the number of transfers you make in any Contract Year.
Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.

Premium Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Surrenders and Withdrawals
If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after making any Market Value Adjustment to amounts in Fixed Period Allocations and deducting any applicable Surrender Charge or tax withholding. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $1,000. Under certain circumstances the Contract Owner may make partial or full surrenders after the Annuity Date.
Surrender
On or before the Annuity Date while the Annuitant is living, you may surrender your Contract for its Cash Surrender Value or you may request a partial surrender or systematic partial surrender. Your request will not be processed until we receive it at our Service Center in good order. If we receive your surrender request in good order before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation.
You may perform certain transactions online or over the telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Taxes — Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
The Cash Surrender Value of your Contract will be equal to the Accumulated Value of your Contract increased or decreased by any MVA applied to Fixed Period Allocations and decreased by any Surrender Charge. See Charges — Surrender Charge (Contingent Deferred Sales Charge).
When you request a partial surrender, you specify the amount that you want to receive as a result of the surrender. The partial surrender may be any amount which: (1) is at least $200 (except when used to pay premiums on a Thrivent Contract); (2) does not exceed the Accumulated Value; and (3) does not reduce the remaining Accumulated Value in the Contract to less than $1,000.
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.
If there is no MVA, Surrender Charge, or tax associated with the surrender, the amount surrendered will be the amount that you request to receive. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the MVA, Surrender Charge, and any tax.
When you request a partial surrender, we will allocate the partial surrender among the Subaccounts, the Fixed Account, and each Fixed Period Allocation according to the ratio for the Contract of the accumulated value (plus any MVA) in each Fixed Period Allocation, each Subaccount, and the Fixed Account to the Accumulated Value (plus any MVA) of the Contract. Amounts surrendered from a Subaccount will be done by reducing Accumulation Units of that Subaccount. Any amounts applied against Fixed Period Allocations will be taken in order from Fixed Period Allocations in first in, first out order.

After the Annuity Date, your Contract does not have an Accumulated Value that can be surrendered. However, surrender may be allowed under certain Settlement Options. See Annuity Period — Settlement Options.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes. For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.
Free Look Period
After you receive your Contract, you have a “free look” period of 10 calendar days (some states require a longer free look period, which will be indicated in your Contract) to decide if you want to keep it. If you decide to cancel the Contract within the free look period, you may do so by returning the Contract and providing Notice of cancellation to our Service Center or a financial advisor or professional. Once we receive the Contract and Notice of cancellation, we will cancel the Contract and refund to you an amount equal to the Accumulated Value plus any expenses we’ve taken. The value may be more or less than your premium payment depending upon the investment performance. This means you bear the risk of any decline in your value until we receive your Contract and Notice of cancellation. However, in certain states we must return your premium payment, if greater.
In addition to the “free look” period described, if your Contract is an IRA and you revoke it within 7 days after initially receiving the IRA disclosure, we will refund all premiums that you have paid regardless of the state in which the Contract was issued. If the value is higher, you have the right to receive the value in lieu of the initial premium payment. If you receive the higher value, we will issue you a tax form for the earnings.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at 1-800-847-4836 for telephone transactions.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the New York Stock Exchange (NYSE) closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Postponement of Payments
We may delay payment of any surrender, Death proceeds or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
We may also place a temporary hold on the disbursement of redemption proceeds, in accordance with the terms and conditions of SEC No-Action Relief under the Redemption Requirements of Section 22(e) of the Investment Company Act of 1940.
Loans
Loans are not permitted under the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.
Diversification Requirements
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment
In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals
As a general rule, Contracts held by “non-natural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, death proceeds are taxable and generally are included in the income of the recipient as follows:
♦
If payments from a life income with a guaranteed payment period are continued, they are taxed only after the remaining investment in the Contract has been recovered.
♦
Other payments are taxed as annuity income payments.
♦
If distributed in a lump sum, they are taxed in the same manner as a full surrender.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner’s Spouse (or a former Spouse incident to divorce), the Contract Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Penalty Tax on Premature Distributions
Withdrawals (whether partial or full) and Annuity Payments taken before age 59 1∕2 may be subject to an additional 10% federal tax penalty. However, this penalty tax does not apply to any distribution: (1) received on or after the Contract Owner attains age 59 1∕2; (2) the Contract Owner becoming disabled (as defined in Section 2(m)(7) of the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or for the joint lives of the Contract Owner and federally recognized spouse. ; or, (5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period. For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 591⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
There are additional exceptions that can help you avoid the 10% federal tax penalty. It is important to consult your tax adviser to understand these exceptions and the specific requirements and limitations for each one.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See Aggregation of Contracts.) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence (required minimum distributions – “RMDs”). Also, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Inherited IRAs. An inherited IRA (Traditional or Roth) is an IRA owned by a (i) nonspouse beneficiary of the original IRA owner or qualified retirement plan participant; or (ii) a Spouse beneficiary who elects to receive distributions from the deceased Spouse’s IRA or qualified retirement plan as beneficiary rather than as owner. Contributions cannot be made to an inherited IRA. In addition, other funds cannot be co-mingled with an inherited IRA unless the funds are additional inherited IRA funds from the same original decedent and the same subsequent beneficiaries (if applicable). If there is a taxable portion of distributions, it is subject to ordinary income tax. There is no 10% penalty tax. Funds cannot be kept in an inherited IRA indefinitely. Distributions must occur under the Required Minimum Distribution rules, as they apply to inherited IRAs.
Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1∕2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise  the surrender rights described under the heading Surrenders and Withdrawals unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.
Direct Rollovers
If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Contract Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.

Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the Owner notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request.You can view a copy of the SAI online at dfinview.com/Thrivent/FlexDefVA or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Distribution of the Contracts
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent.
Your financial advisor or professional may be paid differently depending on the product or service recommended. As a result, your financial advisor or professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
For premiums paid to the Contract, your financial advisor or professional receives a commission in the range of 0% - 5.52%. Your financial advisor or professional may also receive asset-based compensation ranging from 0% to 0.245% of the account value annually. If you elect a settlement option we pay commission in the range of 0% to 1.08% of the premium applied to the settlement option. The compensation described above is not charged directly to you or your Contract. The compensation is paid from our resources, which include fees and charges imposed on your Contract.

How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
New Applications:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8061
Transfers, Surrenders, or Partial Surrenders:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions,
Please contact 1-800-847-4836

Special Terms
Accumulated Value	The sum of the values for your Contract in Subaccounts, the Fixed Account, and Fixed Period Allocations on or before the Annuity Date.
Age
The Annuitant’s Issue Age increased by one on each Contract Anniversary. The second Covered Person’s Age on the GLWB Rider, is that person’s age on his or her birthday nearest the Date of Issue increased by one on each Contract Anniversary

Annuitant(s)	The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.
Annuity Date	The date when annuity income payments will begin if an Annuitant is living on that date.
Annuity Unit	A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.
Contract	The flexible premium deferred variable annuity contract offered by Thrivent and described in this prospectus.
Contract Anniversary	The same date in each succeeding year as the Date of Issue.
Contract Owner
The person who controls all the rights under the Contract while the Annuitant is alive.
The Annuitant is the Contract Owner, unless another owner is named in the Contract application or the Contract is assigned to another person.

Contract Year	The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.
Covered Person	A person upon whose life the benefits of the Guaranteed Lifetime Withdrawal Benefit Rider are based.
Date of Issue	Generally the date on which the application is signed.
Fixed Account
Part of the general account of Thrivent, which includes all of Thrivent assets other than those in any Variable Account of Thrivent. For the current interest rate, please call our Service Center at 1-800-847-4836.

Fixed Period Allocation
An allocation to the MVA Account for a specified allocation period for which the interest rate is guaranteed. Surrenders or transfers from a Fixed Period Allocation may be subject to a Market Value Adjustment.

Fund	Thrivent Series Fund, Inc., which is described in the accompanying prospectus.
General Account	The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account.
Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider	An optional Rider that guarantees a minimum lifetime withdrawal amount even if the account is depleted.
Issue Age	The age of the Annuitant on his or her birthday nearest the Date of Issue.
Market Value Adjustment (MVA)
A positive or negative adjustment to accumulated value in Fixed Period Allocations when amounts are surrendered from Fixed Period Allocations, except that no adjustments will be applied to surrenders from a Fixed Period Allocation within 30 days before the end of its allocation period.

MVA Account	Market Value Adjustment Account is the account to which an investment in the Fixed Period Allocation is made.
Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Portfolio	Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 401, 403, 408, or 408A or similar provisions of the Internal Revenue Code.

Return Protection Allocation (RPA)
An optional benefit that allows you to allocate a set amount to an RP Subaccount that guarantees a minimum Accumulated Value as guaranteed in your Contract for a duration of 7 or 10 years. As of December 20, 2012, Return Protection Allocations
(RPAs) are currently not available for election under this contract., but could become available in the future.

RP Subaccount	A Subaccount that is chosen when implementing the Return Protection Allocation optional benefit.
Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Settlement Option	You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
Spouse
An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the
United States in which the marriage is entered into, regardless of domicile.
Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.

Subaccount	A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Surrender Charge	A charge that applies to withdrawals that have not met the waiting period.
Treasury Rate
The weekly average of the U.S. Treasury Note Constant Maturity Yield as reported in
Federal Reserve Bulletin Release H.15. If this report is not available for any week, we will use the most recently reported week. If Treasury Rates are no longer available, we will use similar rates as approved by the insurance supervisory officials in the state in which the Contract was delivered..

Valuation Day	Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period	The period of time from the determination of Accumulation and Annuity Unit Values on a Valuation Day to the determination of those values on the next Valuation Day.
Variable Account	Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent. The Subaccounts are subdivisions of the Variable Account.

Appendix: Investment Options Available Under the Contract
(a) Variable Options
The following is a list of Portfolio Companies that correspond to Subaccounts available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/FlexDefVA. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expense and performance information below reflect fees and expenses of the Portfolio Companies, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/24)
			1 YEAR	5 YEAR	10 YEAR
Aggressive Allocation	Thrivent Aggressive Allocation Portfolio	0.84%[1]	16.08%	9.86%	9.59%
Large Blend	Thrivent All Cap Portfolio	0.67%	19.90%	12.86%	10.83%
Conservative Allocation	Thrivent Conservative Allocation Portfolio[4]	0.49%	7.17%	3.50%	4.41%
Moderately Conservative Allocation	Thrivent Dynamic Allocation Portfolio[5]	0.67%	8.56%	5.25%	5.56%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	8.96%	1.32%	3.00%
Large Blend	Thrivent ESG Index Portfolio	0.37%[1]	22.32%	N/A3	N/A3
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.61%	15.25%	9.65%	8.93%
Intermediate Government	Thrivent Government Bond Portfolio	0.49%	1.19%	-0.01%	1.11%
Health	Thrivent Healthcare Portfolio	0.86%[1]	-0.06%	5.66%	6.54%
High Yield Bond	Thrivent High Yield Portfolio	0.46%	7.02%	2.88%	4.16%
Corporate Bond	Thrivent Income Portfolio	0.44%	3.18%	1.08%	2.74%
Foreign Large Blend	Thrivent International Equity Portfolio[6]	0.74%	4.28%	3.66%	4.48%
Foreign Large Blend	Thrivent International Index Portfolio	0.40%	3.33%	N/A3	N/A3
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	30.61%	17.58%	15.69%
Large Blend	Thrivent Large Cap Index Portfolio	0.23%	24.73%	14.26%	12.83%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	13.09%	10.91%	9.77%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.89%[1]	10.12%	N/A3	N/A3
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	13.64%	10.09%	9.41%
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	10.28%	10.12%	10.80%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.89%[1]	9.72%	N/A3	N/A3

INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/24)
			1 YEAR	5 YEAR	10 YEAR
Moderate Allocation	Thrivent Moderate Allocation Portfolio	0.68%[1]	13.14%	7.11%	6.94%
Moderately Aggressive Allocation	Thrivent Moderately Aggressive Allocation Portfolio	0.76%[1]	14.19%	8.10%	8.04%
Moderately Conservative Allocation	Thrivent Moderately Conservative Allocation Portfolio	0.65%[1]	8.44%	4.16%	4.79%
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	5.07%	2.30%	1.53%
Multisector Bond	Thrivent Multisector Bond Portfolio[7]	0.74%	5.25%	1.75%	2.68%
Real Estate	Thrivent Real Estate Securities Portfolio	0.89%	3.21%	2.61%	4.90%
Short-Term Bond	Thrivent Short-Term Bond Portfolio[8]	0.45%	5.63%	2.34%	2.36%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	10.84%	10.30%	N/A2
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	8.44%	8.12%	8.72%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	11.37%	11.45%	11.31%
1
Current expenses reflect temporary fee reductions.
2
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
3
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
4
Formerly known as Thrivent Diversified Income Plus Portfolio.
5
Formerly known as Thrivent Balanced Income Plus Portfolio.
6
Formerly known as Thrivent International Allocation Portfolio.
7
Formerly known as Thrivent Opportunity Income Plus Portfolio.
8
Formerly known as Thrivent Limited Maturity Bond Portfolio.
With the Guaranteed Lifetime Withdrawal Benefit Rider, you are limited in your Investment Options based on the timing of your Contract purchase.
For GLWB Riders added on or after July 24, 2014, you must allocate all of your Accumulated Value to the following Investment Option:
♦
Thrivent Moderately Conservative Allocation Subaccount.
For GLWB Riders added on or after January 16, 2014, and on or before July 23, 2014, you must allocate all of your Accumulated Value to only one of the following Investment Options:
♦
Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderately Conservative Allocation Subaccount.

If the GLWB Rider was added on or before January 15, 2014, you must allocate all of your Accumulated Value to only one of the following Investment Options:
♦
Thrivent Moderately Aggressive Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before January 15, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderately Conservative Allocation Subaccount
(b) Fixed Account
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Account. After the Annuity Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The interest rate credited for a Contract with an optional death benefit will be 0.25% lower than the interest rate credited for a Contract without any optional death benefits. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. For the current interest rate, please call our Service Center at 1-800-847-4836. The last-in, first-out accounting method will be used for partial surrenders, transfers, annual administrative charges, and transfer charges. The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the accumulated value in the Fixed Account at the time the first transfer is made in that Contract Year.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	Life of the Contract	1.00% - 3.00% (listed in Contract)

The Statement of Additional Information (SAI) dated April 30, 2025 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/FlexDefVA. For a free paper copy of the SAI, to request other information about the Contract, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission Website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Forms #W-BC-FPVA, W-BB-FPVA (02), and state variations
EDGAR Contract No.C000007338  32037PR R4-25

Thrivent Variable Annuity Account I
Statement of Additional Information
Dated April 30, 2025
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent Flexible Premium Deferred Variable Annuity Prospectus dated April 30, 2025 (the “Prospectus”) for Thrivent Variable Annuity Account I (the “Variable Account”), describing an individual flexible premium deferred variable annuity contract (the “Contract”) currently offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/FlexDefVA.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned by and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
3

PURCHASE OF SECURITIES BEING OFFERED
While the Contract is no longer issued, Contract Owners may continue to allocate net premiums among the investment alternatives with different investment objectives.
PRINCIPAL UNDERWRITER
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 is a subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA) and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
The offering of the Contracts is continuous.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2024	2023	2022
$70,131,942	$42,152,222	$66,002,566
4

ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 2.5% and the Annuity 2000 Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 1.5%  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
When a variable settlement option is issued, the total payment is the sum of the payments from each subaccount.  Each subaccount payment is the number of its annuity units multiplied by that day’s annuity unit value.  The number of annuity units per payment is determined on the settlement option issue date.  Once established, the number of units per payment stays constant unless the subaccounts are reallocated or a joint life income reduction factor is applied.  The number of annuity units on the issue date is the agreement amount divided by the annuity payment rate and then divided by the annuity unit value.  The annuity payment rate is determined using the chosen assumed investment return (AIR) of 3%, 4% or 5% and if a life income, the Annuity 2000 mortality table.  Second and subsequent payments in a subaccount are the number of annuity units multiplied by the payment date’s annuity unit value.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
5

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
For portfolios other than Thrivent’s, please see that external portfolio’s prospectus for index information.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
6

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2024 and December 31, 2023 and for each of the three years in the period ended December 31, 2024 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2024 and for the year then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2024 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
7

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company” ), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2024 and 2023, and the related statutory-basis statements of operations, of surplus and of cash flow for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2024.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors' Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 13, 2025

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2024 and 2023
(in millions)
	2024	2023
Admitted Assets
Bonds	$52,993	$50,554
Stocks	1,542	1,323
Mortgage loans	10,867	10,869
Real estate	18	41
Cash, cash equivalents and short-term investments	1,437	2,008
Contract loans	1,073	1,064
Receivables for securities	59	85
Limited partnerships	10,836	9,694
Other invested assets	908	822
Total cash and invested assets	79,733	76,460
Accrued investment income	615	742
Due premiums and considerations	127	124
Other assets	37	51
Separate account assets	37,442	36,144
Total Admitted Assets	$117,954	$113,521
Liabilities
Aggregate reserves for life, annuity and health contracts	$55,220	$52,425
Deposit liabilities	5,566	5,549
Contract claims	469	509
Member dividends payable	436	420
Interest maintenance reserve	328	316
Asset valuation reserve	3,030	2,787
Transfers due to/(from) separate accounts, net	(612)	(564)
Payable for securities	233	185
Securities lending obligation	553	644
Other liabilities	879	921
Separate account liabilities	37,324	36,042
Total Liabilities	$103,426	$99,234
Surplus
Unassigned funds	$14,513	$14,264
Other surplus	15	23
Total Surplus	$14,528	$14,287
Total Liabilities and Surplus	$117,954	$113,521
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2024, 2023 and 2022
(in millions)
	2024	2023	2022
Revenues
Premiums	$5,948	$5,520	$5,033
Considerations for supplementary contracts with life contingencies	454	230	83
Net investment income	3,830	3,233	3,410
Separate account fees	769	739	758
Amortization of interest maintenance reserve	55	88	91
Other revenues	67	68	71
Total Revenues	$11,123	$9,878	$9,446
Benefits and Expenses
Death benefits	$1,315	$1,289	$1,338
Surrender benefits	4,700	4,472	3,634
Change in reserves	2,796	1,640	849
Other benefits	2,540	2,237	1,925
Total benefits	11,351	9,638	7,746
Commissions	351	280	275
General insurance expenses	990	950	822
Fraternal benefits and expenses	223	169	166
Transfers due to/(from) separate accounts, net	(2,948)	(2,153)	(1,018)
Total expenses and net transfers	(1,384)	(754)	245
Total Benefits and Expenses	$9,967	$8,884	$7,991
Gain from Operations before Dividends and Capital Gains and Losses	$1,156	$994	$1,455
Member dividends	436	419	375
Gain from Operations before Capital Gains and Losses	$720	$575	$1,080
Realized capital gains and (losses), net	(122)	(62)	69
Net Income	$598	$513	$1,149
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2024, 2023 and 2022
(in millions)
	2024	2023	2022
Surplus, Beginning of Year	$14,287	$13,768	$13,695
Prior year adjustment	—	40	11
Adjusted Balance – Beginning of Year	$14,287	$13,808	$13,706
Net income	598	513	1,149
Change in unrealized investment gains and losses	(89)	(20)	(758)
Change in non-admitted assets	(131)	32	(63)
Change in asset valuation reserve	(243)	(134)	(269)
Change in surplus of separate account	16	22	(18)
Deferred gain on Medicare supplement reinsurance	(8)	(8)	31
Pension liability adjustment	98	74	(10)
Surplus, End of Year	$14,528	$14,287	$13,768
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2024, 2023 and 2022
(in millions)
	2024	2023	2022
Cash from Operations
Premiums	$6,396	$5,743	$5,104
Net investment income	2,915	2,672	2,501
Other revenues	836	807	829
	10,147	9,222	8,434
Benefit and loss-related payments	(8,598)	(8,010)	(6,940)
Transfers (to)/from separate account, net	2,899	2,115	1,129
Commissions and expenses	(1,556)	(1,383)	(1,287)
Member dividends	(420)	(376)	(292)
Other	—	3	5
Net Cash from Operations	$2,472	$1,571	$1,049
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds(1)	$6,948	$6,153	$6,703
Stocks(1)	913	1,142	1,144
Mortgage loans	705	661	827
Limited partnerships	1,305	821	1,239
Other	227	449	112
	10,098	9,226	10,025
Cost of investments acquired or originated:
Bonds(1)	(9,331)	(6,758)	(9,086)
Stocks(1)	(985)	(616)	(1,198)
Mortgage loans	(710)	(812)	(1,253)
Limited partnerships	(1,731)	(1,787)	(1,666)
Other	(304)	(393)	(60)
	(13,061)	(10,366)	(13,263)
Mortgage dollar roll and tax free exchanges, net	(2)	(67)	742
Change in net amounts due (to)/from broker	—	(55)	(678)
Change in collateral held for securities lending	(91)	352	(46)
Change in contract loans	(9)	(17)	16
Net Cash from Investments	$(3,065)	$(926)	$(3,204)
Cash from Financing and Miscellaneous Sources
Borrowed money	$—	$—	$900
Net deposits (payments) on deposit-type contracts	19	23	107
Other	3	152	41
Net Cash from Financing and Miscellaneous Sources	$22	$175	$1,048
Net Change in Cash, Cash Equivalents and Short-Term Investments	$(571)	$820	$(1,107)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$2,008	$1,188	$2,295
Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,437	$2,008	$1,188
(1)
Prior period amounts have been corrected to remove certain non-cash transactions. Proceeds from bonds have been reduced by $570 million and $591 million, for 2023 and 2022, respectively, offset by a reduction to the cost of bonds of $570 million and $590 million, for 2023 and 2022, respectively. Proceeds from stocks has been reduced by $15 million and $28 million, for 2023 and 2022, respectively, offset by a reduction to the cost of stocks of $15 million and $28 million, for 2023 and 2022, respectively. There is no impact to net cash from investments.
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2024, 2023 and 2022
(in millions)
	2024	2023	2022
Supplemental disclosures for non-cash transactions not included above
Refinanced mortgage loans and mutual fund mortgage transfers	$—	$74	$136
Transferred collateral on collateralized fund obligation	$—	$739	$—
FHLB conversion from borrowed money to funding agreements	$—	$900	$—
Mortgage foreclosure and capital contribution to Gold Ring Holdings, LLC	$16	$—	$—
Transfer from White Rose Opportunity Fund distribution	$53	$—	$—
Mortgage dollar roll and tax free exchange purchases	$(2,382)	$(1,370)	$(4,654)
Mortgage dollar roll and tax free exchange sales	$2,380	$1,303	$5,397
CASL 2024-4 CLUB student loan purchase	$(1,842)	$—	$—
CASL 2024-4 CLUB student loan sale	$1,842	$—	$—
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2024, 2023 and 2022
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Thrivent has no prescribed or permitted practices.
The State of Wisconsin Office of the Commissioner of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of a fraternal benefit society in order to determine its solvency under Wisconsin’s Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Wisconsin. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by NAIC guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $161 million and $159 million in the mortgage dollar roll program as of December 31, 2024 and 2023, respectively.
Stocks: Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries are carried at the stock’s equity basis. Investments in mutual funds are carried at net asset value (“NAV”). Preferred stocks are carried at market value or amortized cost depending on the preferred stock's convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Redeemable preferred stocks are reported at amortized costs unless they have an NAIC designation of 4, 5, or 6 which are reported at the lower of

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

amortized cost or fair value. Perpetual preferred stocks are reported at fair value, not to exceed the current call price for the stock.
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans on a straight line basis which approximates the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient. For distributions received, income is recognized to the extent they do not exceed undistributed earnings. Distributions received in excess of undistributed earnings are recorded as a return of capital.
Other Invested Assets: Other invested assets include residual tranches, non-collateral loans, derivative instruments, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans are carried at amortized cost. Derivatives are primarily carried at fair value. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the significance of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices and include the value of seed money. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the requirements specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts, as well as funding agreements issued to the Federal Home Loan Bank of Chicago (“FHLB”), that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Interest Maintenance Reserve
Thrivent is required by the NAIC to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral, fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
The majority of Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Limited Partnerships: For GAAP purposes, the equity method reports the change in the equity value of the limited partnerships through earnings as a component of net investment income.
Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized on a constant level basis.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to surplus and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation: For GAAP purposes, controlled subsidiaries are consolidated into the results of their parent. Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2024 and 2023 and for the three years in the period ended December 31, 2024, have not been quantified but are presumed to be material.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

New Accounting Guidance
In 2023, Thrivent adopted modifications to SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies), SSAP No. 32 (Preferred Stock) and SSAP No. 30 (Common Stock). The key revisions clarify that in-substance residual tranches or interests should focus on the substance of the investment rather than the form and be reported as Other Invested Assets. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2023, Thrivent adopted modifications to SSAP No. 34 (Investment Income Due and Accrued). The key revisions include adding new disclosures for Aggregate Deferred Interest and Paid-In-Kind (PIK) interest. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2022, Thrivent adopted modifications to SSAP No. 43 (Loan-Backed and Structured Securities). The key revisions clarify that residual tranches or interests shall be reported on Schedule BA - Other Long-Term Investments and valued at the lower of amortized cost or fair value. The guidance is effective beginning December 31, 2022 and did not have a material impact on Thrivent’s financial statements.
Prior Year Adjustment
During 2023, Thrivent identified an adjustment impacting the beginning of year surplus balance related to deferred annuity contracts. As a result, reserves were decreased and surplus was increased by $40 million. During 2022, Thrivent identified adjustments impacting the beginning of year surplus balance. The pension plan was in an overfunded position of $72 million which should have been reported as a non-admitted asset. A reserve related to universal life contracts with secondary guarantees was overstated by $27 million. An incurred but not reported liability related to universal life disability waivers on a closed block of business was overstated by $14 million. The investment income due and accrued on certain affiliated bonds was recorded incorrectly and understated by $42 million. Thrivent reported an increase to opening surplus of $40 million and $11 million in 2023 and 2022, respectively.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 13, 2025, the date the statutory-basis financial statements were available to be issued. There were no other subsequent events or transactions which required recognition for disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2024
U.S. government and agency securities	$1,565	$2	$(149)	$1,418
U.S. state and political subdivision securities	120	8	(3)	125
Securities issued by foreign governments	64	—	(4)	60
Corporate debt securities	40,714	466	(3,026)	38,154
Residential mortgage-backed securities	4,045	6	(517)	3,534
Commercial mortgage-backed securities	1,839	3	(113)	1,729
Collateralized debt obligations	—	—	—	—
Other debt obligations	4,039	12	(9)	4,042
Affiliated bonds	607	1	—	608
Total bonds	$52,993	$498	$(3,821)	$49,670
December 31, 2023
U.S. government and agency securities	$1,536	$17	$(116)	$1,437
U.S. state and political subdivision securities	97	15	(1)	111
Securities issued by foreign governments	74	—	(4)	70
Corporate debt securities	39,209	644	(2,767)	37,086
Residential mortgage-backed securities	3,979	9	(447)	3,541
Commercial mortgage-backed securities	1,916	5	(160)	1,761
Collateralized debt obligations	2	8	—	10
Other debt obligations	1,521	2	(22)	1,501
Affiliated bonds	2,220	98	(124)	2,194
Total bonds	$50,554	$798	$(3,641)	$47,711
The admitted value of corporate debt securities issued in foreign currencies was $819 million and
$773 million as of December 31, 2024 and 2023, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Admitted Value	Fair Value
December 31, 2024
Due in 1 year or less	$3,443	$3,445
Due after 1 year through 5 years	14,085	13,809
Due after 5 years through 10 years	13,230	12,434
Due after 10 years through 20 years	8,880	8,325
Due after 20 years	14,526	12,828
Total	$54,164	$50,841
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2024
U.S. government and agency securities	13	$272	$(8)	34	$796	$(141)
U.S. state and political subdivision securities	1	13	—	4	33	(3)
Securities issued by foreign governments	1	6	—	6	49	(4)
Corporate debt securities	921	5,977	(161)	2,970	22,523	(2,865)
Residential mortgage-backed securities	31	495	(7)	267	2,756	(510)
Commercial mortgage-backed securities	23	232	(2)	145	1,273	(111)
Other debt obligations	15	70	(1)	73	199	(8)
Affiliated bonds	—	—	—	—	—	—
Total bonds	1,005	$7,065	$(180)	3,499	$27,629	$(3,642)
December 31, 2023
U.S. government and agency securities	7	$262	$(3)	31	$791	$(112)
U.S. state and political subdivision securities	—	—	—	2	12	(1)
Securities issued by foreign governments	—	—	—	9	70	(4)
Corporate debt securities	209	1,362	(60)	3,428	26,246	(2,707)
Residential mortgage-backed securities	10	151	(1)	267	3,064	(446)
Commercial mortgage-backed securities	6	52	(2)	180	1,565	(158)
Other debt obligations	21	121	—	150	690	(22)
Affiliated bonds	1	1,170	(56)	1	557	(69)
Total bonds	254	$3,118	$(122)	4,068	$32,995	$(3,519)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2024	2023
Unaffiliated Preferred Stocks:
Cost	$448	$382
Gross unrealized gains	17	6
Gross unrealized losses	(20)	(35)
Fair value	$445	$353
Statement value	$451	$365
Unaffiliated Common Stocks:
Cost	$623	$467
Gross unrealized gains	153	111
Gross unrealized losses	(18)	(11)
Fair value/statement value	$758	$567
Affiliated Common Stocks:
Cost	$314	$321
Gross unrealized gains	46	35
Gross unrealized losses	(102)	(97)
Fair value/statement value	$258	$259
Affiliated Mutual Funds and ETFs:
Cost	$68	$118
Gross unrealized gains	7	15
Gross unrealized losses	—	(1)
Fair value/statement value	$75	$132
Total statement value	$1,542	$1,323
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.9 billion for both years ended December 31, 2024 and 2023. There was no allowance for credit losses as of December 31, 2024 or 2023.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

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2. Investments, continued

The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2024	2023
In good standing	$10,849	$10,848
Restructured loans, in good standing	18	21
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$10,867	$10,869

	2024	2023
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	—	0.2%
Total principal	$—	$1
Number of loans	—	1
Interest Rates for Loans Issued During the Year:
Maximum	9.3%	7.3%
Minimum	5.5%	4.4%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	65%	82%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2024	2023
Current	$10,867	$10,851
30 – 59 days past due	—	18
60 – 89 days past due	—	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$10,867	$10,869
90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2024	2023
Geographic Region:
Pacific	29%	30%
South Atlantic	21	19
East North Central	7	7
West North Central	7	8
Mountain	7	7
Mid-Atlantic	12	12
West South Central	12	12
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2024	2023
Property Type:
Industrial	27%	26%
Retail	16	16
Office	11	13
Church	7	8
Apartments	32	30
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For the years ended December 31, 2024 and 2023, Thrivent held impaired loans with carrying values of $26 million and $39 million, and unpaid principal balances of $32 million and $47 million for which there was no related allowance for credit losses recorded, respectively.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent are recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2024, $8 million for the year ended December 31, 2023, and less than $1 million for the year ended December 31, 2022. The average recorded investment in impaired

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

mortgage loans was $26 million and $10 million for the years ended December 31, 2024 and 2023, respectively. Interest income recognized on impaired mortgage loans was $1 million for the year ended December 31, 2024, $2 million for the year ended December 31, 2023, and less than $1 million for the year ended December 31, 2022.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During the years ended December 31, 2024 and 2023, Thrivent restructured three loans with a carrying value of $10 million and two loans with a carrying value of $2 million, respectively.
For the years ended December 31, 2024 and 2023, Thrivent held eight mortgage loans with a carrying value of $18 million and eight loans with a carrying value of $21 million, where loan restructures had occurred and the loans were in good standing, respectively. For the year ended December 31, 2024, the eight restructured mortgage loans had no payment defaults after modifications. For the year ended December 31, 2023, the eight restructured mortgage loans had no payment defaults after modifications.
During the year ended December 31, 2024 there was one mortgage loan with a carrying value of $16 million that was derecognized as a result of foreclosure. In 2023, there were no mortgage loans that were derecognized as a result of foreclosure.
Real Estate
Thrivent owns home office properties and held-for-sale properties. Held-for-sale properties are determined to be impaired when it is probable that the current book value plus costs to sell are greater than the fair market value of the property.
The components of real estate investments as of December 31 were as follows (in millions):
	2024	2023
Home office properties	$24	$141
Held-for-sale	—	—
Total before accumulated depreciation	24	141
Accumulated depreciation	(6)	(100)
Total real estate	$18	$41
In 2024, Thrivent reclassified a corporate office building as held-for-sale. This property had a book value of $24 million and was impaired by $24 million to a book value of $0 in December 2024. In November 2024, Thrivent sold a portion of land for a cash payment of less than $1 million and recorded a realized gain of less than $1 million on the sale. In November 2022, Thrivent sold a corporate office property for a cash payment of $4 million. A realized capital gain of less than $1 million was recognized on the sale.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2024
Assets:
Call spread options	$141	$1,163	$194
Futures	—	97	(205)
Foreign currency swaps	79	820	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Total assets	$220	$2,080	$(1)
Liabilities:
Call spread options	$(81)	$1,231	$(172)
Futures	—	929	—
Foreign currency swaps	(1)	78	1
Covered written call options	—	—	1
Total liabilities	$(82)	$2,328	$(170)
As of and for the year ended December 31, 2023
Assets:
Call spread options	$161	$1,091	$(13)
Futures	—	299	(172)
Foreign currency swaps	51	726	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Total assets	$212	$2,116	$(175)
Liabilities:
Call spread options	$(110)	$1,144	$18
Futures	—	1,063	—
Foreign currency swaps	(9)	84	1
Covered written call options	—	—	—
Total liabilities	$(119)	$2,291	$19
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The settlement amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2024, 2023 and 2022, less than $1 million, zero and $4 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2024	2023
Loaned Securities:
Carrying value	$554	$654
Fair value	540	629
Cash Collateral Reinvested:
Open	$229	$292
30 days or less	117	196
31 - 60 days	91	46
61 - 90 days	20	75
91 - 120 days	5	5
121 - 180 days	30	15
181 - 365 days	40	—
1 - 2 years	20	15
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$552	$644
Cash collateral liabilities	$553	$644
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2024	2023
Bonds:
Carrying value	$100	$30
Fair value	100	30
Short-term Investments:
Carrying value	$50	$115
Fair value	50	115
Cash Equivalents:
Carrying value	$402	$499
Fair value	402	499
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2024, Thrivent completed 36 transactions, selling 31 securities with a book value totaling $2 million where the cost to repurchase within 30 days totaled $3 million. The net gain for securities sold and later repurchased totaled less than $1 million. At December 31, 2023, Thrivent completed 33 transactions, selling 26 securities with a book value totaling $1 million where the cost to repurchase within 30 days totaled $1 million. The net gain for securities sold and later repurchased totaled less than $1 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as an NAIC designation of 1 and the maturity of the securities is three months to one year with a carrying value and fair value of $0 million and $30 million for the years ended December 31, 2024 and 2023, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2024	Maximum	Ending Balance
Bonds:
1st quarter	$140	$—
2nd quarter	115	15
3rd quarter	30	—
4th quarter	—	—

December 31, 2023	Maximum	Ending Balance
Bonds:
1st quarter	$85	$25
2nd quarter	100	70
3rd quarter	30	30
4th quarter	80	30

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The fair value of the cash collateral under the repo transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2024	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$143	$—
2nd quarter	117	15
3rd quarter	31	—
4th quarter	—	—

December 31, 2023	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$87	$26
2nd quarter	102	71
3rd quarter	31	31
4th quarter	82	31
Federal Home Loan Bank Agreements
FHLB membership requires an initial purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent held membership stock of $0 million as of December 31, 2024, and $9 million as of December 31, 2023, and activity-based stock of $90 million and $68 million as of December 31, 2024 and 2023, respectively. Any excess activity-based stock is periodically converted to membership stock by the FHLB. Thrivent’s strategy is to utilize funds from the FHLB to optimize liquidity and for spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of funding agreements from the FHLB. Thrivent is required to post acceptable forms of collateral for any funding agreements from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity is limited to the general account. As of December 31, 2024, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $6 billion. Thrivent established this limit in accordance with its overall risk management process.
The amount of collateral pledged to FHLB as of December 31 (in millions):
	2024			2023
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,708	$3,114	$2,010	$2,296	$2,637	$1,510
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2024			2023
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$3,242	$3,591	$2,010	$2,452	$2,964	$1,800

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

During the third quarter of 2023, Thrivent transitioned $900 million in FHLB advances into funding agreements. These advances were previously reported as borrowed money and funding agreements are reported in deposit liabilities.
The fair value and carrying amount of the funding agreements, excluding accrued interest, were $2.0 billion and $1.5 billion as of December 31, 2024 and 2023, respectively. Interest accrues as of December 31, 2024 and 2023 at a weighted average rate of 4.5% and 5.4%, respectively. Interest paid in 2024 and 2023 was $89 million and $73 million, respectively. The outstanding deposit liabilities of $2.0 billion as of December 31, 2024 have scheduled maturity dates through 2027 and Thrivent has the discretion to roll those maturities into future borrowings or funding agreements.
The amount of funding agreements from FHLB as of December 31 (in millions):
	General Account		Funding Agreements Reserves Established
	2024	2023	2024	2023
Funding Agreements	2,010	1,510	2,017	1,517
Other		—		—
Aggregate Total	$2,010	$1,510	$2,017	$1,517
The Company does not have prepayment obligations for these funding agreements.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $3.8 billion and $3.4 billion at December 31, 2024 and 2023, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 3% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2024 and 2023.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2024	2023	2022
Bonds	$2,165	$2,107	$1,854
Preferred stock	18	20	22
Unaffiliated common stocks	21	17	24
Affiliated common stocks	77	77	165
Mortgage loans	431	417	400
Real estate	12	12	12
Contract loans	76	75	75
Cash, cash equivalents and short-term investments	74	63	25
Limited partnerships	1,025	547	901
Other invested assets	30	30	17
Gross investment income	3,929	3,365	3,495
Investment expenses	(97)	(130)	(82)
Depreciation on real estate	(2)	(2)	(3)
Net investment income	$3,830	$3,233	$3,410
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2024, there were 112 securities with a callable or tender feature sold or redeemed totaling $4 million. During 2023, there were 68 securities with a callable or tender feature sold or redeemed totaling $2 million.
Investment Income Due and Accrued
All investment income due and accrued with amounts that are over 90 days past due with the exception of mortgage loans that are in default for more than 180 days, are nonadmitted. As of December 31, 2024 the total amount of gross, nonadmitted and admitted amounts of interest income due and accrued is $615 million, $0 million and $615 million, respectively. Aggregate deferred interest is $8 million as of December 31, 2024.
Cumulative amounts of paid-in-kind interest included in the current principal balances is zero.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2024	2023	2022
Net Gains and (Losses) on Sales:
Bonds:
Gross gains	$149	$93	$90
Gross losses	(74)	(140)	(190)
Stocks:
Gross gains	129	131	168
Gross losses	(30)	(64)	(75)
Futures	(205)	(172)	11
Other	(13)	65	(1)
Net gains and (losses) on sales	(44)	(87)	3
Provisions for Losses:
Bonds	(3)	(15)	(17)
Stocks	—	—	—
Other	(8)	(8)	(1)
Total provisions for losses	(11)	(23)	(18)
Realized capital gains and (losses)	(55)	(110)	(15)
Transfers to interest maintenance reserve	(67)	48	84
Realized capital gains and (losses), net	$(122)	$(62)	$69
Proceeds from the sale of investments in bonds, net of mortgage dollar roll and tax free exchange transactions, were $7.3 billion, $5.1 billion and $5.1 billion for the years ended December 31, 2024, 2023 and 2022, respectively.
Thrivent recognized other-than-temporary impairments (OTTI) during the year ended December 31, 2024 on loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2024, the amortized cost basis for these securities, prior to any current-period OTTI was $53 million. The OTTI recognized in earnings as a realized loss totaled $2 million. The fair value of the securities as of the date impaired totaled $46 million. The amortized cost basis after the current-period impairment totaled $51 million.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2024	2023
Life insurance reserves	$26,074	$25,648
Disability and long-term care active life reserves	70	83
Disability and long-term care unpaid claims and claim reserves	351	358
Annuity reserves	21,985	19,777
Health contracts	6,740	6,559
Aggregate reserves for life, annuity and health contracts	$55,220	$52,425

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2024
Subject to Discretionary Withdrawal:
With market value adjustment	$3,931	$172	$—	$4,103	7%
At book value less a surrender charge of 5% or more	3,628	—	—	3,628	7
At fair value	—	—	33,718	33,718	60
Total with market value adjustment or at fair value	7,559	172	33,718	41,449	74
At book value without adjustment	12,751	—	—	12,751	23
Not subject to discretionary withdrawal	1,675	—	49	1,724	3
Total	$21,985	$172	$33,767	$55,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$638	$—	$—	$638
December 31, 2023
Subject to Discretionary Withdrawal:
With market value adjustment	$1,374	$169	$—	$1,543	3%
At book value less a surrender charge of 5% or more	4,304	—	—	4,304	8
At fair value	—	—	32,931	32,931	62
Total with market value adjustment or at fair value	5,678	169	32,931	38,778	73
At book value without adjustment	12,537	—	—	12,537	24
Not subject to discretionary withdrawal	1,562	—	47	1,609	3
Total	$19,777	$169	$32,978	$52,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$324	$—	$—	$324

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2024
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,134	$—	$—	$3,134	56%
Total with market value adjustment or at fair value	3,134	—	—	3,134	56
At book value without adjustment	2,349	—	—	2,349	42
Not subject to discretionary withdrawal	83	—	12	95	2
Total	$5,566	$—	$12	$5,578	100%
December 31, 2023
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,580	$—	$—	$3,580	64%
Total with market value adjustment or at fair value	3,580	—	—	3,580	64
At book value without adjustment	1,893	—	—	1,893	34
Not subject to discretionary withdrawal	76	—	13	89	2
Total	$5,549	$—	$13	$5,562	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2024	2023
Aggregate reserves for life, annuity and health contracts	$21,985	$19,777
Deposit liabilities	5,566	5,549
Liabilities related to separate accounts	33,951	33,160
Total	$61,502	$58,486

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2024
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,440	$10,429	$10,458	$—	$—	$—
Universal life with secondary guarantees	1,775	1,647	1,885	1,780	1,613	1,628
Other permanent cash value life insurance	—	12,475	13,423	—	—	—
Variable universal life	50	50	63	1,128	1,126	1,133
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,031	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	70	XXX	XXX	—
Disability – disable lives	XXX	XXX	340	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,265	$24,601	$27,285	$2,908	$2,739	$2,761
Reinsurance ceded	760	955	788	—	—	—
Total	$11,505	$23,646	$26,497	$2,908	$2,739	$2,761
December 31, 2023
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,381	$10,368	$10,400	$—	$—	$—
Universal life with secondary guarantees	1,628	1,497	1,741	1,454	1,302	1,321
Other permanent cash value life insurance	—	12,280	13,220	—	—	—
Variable universal life	46	46	59	995	992	998
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	83	XXX	XXX	—
Disability – disable lives	XXX	XXX	345	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,055	$24,191	$26,902	$2,449	$2,294	$2,319
Reinsurance ceded	643	814	813	—	—	—
Total	$11,412	$23,377	$26,089	$2,449	$2,294	$2,319

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2024 and 2023, respectively. During 2022, Thrivent updated the claim utilization assumptions for both closed and new business blocks. Additionally, in 2023 the claim incidence and claim termination assumptions were updated for the new business block.
Thrivent has insurance in force as of December 31, 2024 and 2023, totaling $4.7 billion and $5.7 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2024 and 2023, totaled $17 million and $20 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2024
Ordinary new business	$8	$—
Ordinary renewal	84	112
Total	$92	$112
December 31, 2023
Ordinary new business	$8	$—
Ordinary renewal	78	109
Total	$86	$109
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2024	2023	2022	2021	2020
Risk charge paid	$119	$118	$114	$119	$102
Payments for guaranteed benefits	8	19	22	6	7

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2024
Reserves:
For accounts with assets at fair value	$172	$36,539	$36,711
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$172	$—	$172
At fair value	—	36,478	36,478
Not subject to discretionary withdrawal	—	61	61
Total	$172	$36,539	$36,711
December 31, 2023
Reserves:
For accounts with assets at fair value	$168	$35,310	$35,478
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$168	$—	$168
At fair value	—	35,250	35,250
Not subject to discretionary withdrawal	—	60	60
Total	$168	$35,310	$35,478

	2024	2023	2022
Premiums, Considerations and Deposits:
Non-indexed guarantee	$2	$1	$—
Non-guaranteed	2,193	1,473	1,986
Total	$2,195	$1,474	$1,986

	2024	2023	2022
Transfers to separate accounts	$2,194	$1,474	$1,986
Transfers from separate accounts	(5,096)	(3,592)	(2,981)
Other items	(46)	(35)	(23)
Transfers to separate accounts, net	$(2,948)	$(2,153)	$(1,018)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2024	2023
Net balance at January 1	$1,119	$1,078
Incurred Related to:
Current year	485	451
Prior years	(56)	(58)
Total incurred	429	393
Paid Related to:
Current year	52	53
Prior years	310	299
Total paid	362	352
Net balance at December 31	$1,186	$1,119
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $6 million for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement. In 2023 Thrivent entered into a yearly renewable term (YRT) agreement for indemnity reinsurance on newly issued disability insurance coverages.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2024	2023	2022
Direct premiums	$6,164	$5,731	$5,256
Reinsurance ceded	(216)	(211)	(223)
Net premiums	$5,948	$5,520	$5,033
Reinsurance claims recovered	$177	$180	$201
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2024	2023
Life insurance	$788	$813
Accident-and-health	42	40
Total	$830	$853
During 2022, Thrivent entered into a reinsurance agreement whereby certain Medicare supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. Two reinsurers account for approximately 74% of the reinsurance recoverable as of December 31, 2024.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with the Term and Universal Life Insurance Reserve Financing Model Regulation (MDL-787) or Actuarial Guideline 48 where the Model Regulation has not been adopted by a state in which Thrivent is licensed.
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61 related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2024 and 2023.
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2024	2023
Unrealized gains and (losses)	$545	$634
Non-admitted assets	(486)	(355)
Separate accounts	118	102
Asset valuation reserve	(3,030)	(2,787)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued

The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the significance of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks, certain cash equivalents, and exchange traded funds. Bonds, unaffiliated common stocks, and exchange traded funds are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets, primarily derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. Mutual funds are reported at fair value, which are based on net asset values from fund managers. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.
Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Fair values on funding agreements from the FHLB (included in deposit liabilities), are equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 46 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans' aggregate unpaid balance which approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient.
Other invested assets primarily include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans and surplus notes are carried at amortized cost.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2024
Assets:
Bonds	$541	$—	$—	$541
Unaffiliated preferred stocks	—	114	—	114
Unaffiliated common stocks	667	—	—	667
Cash, cash equivalents and short-term investments	342	—	—	342
Separate account assets	—	37,442	—	37,442
Other invested assets	—	79	141	220
Total	$1,550	$37,635	$141	$39,326
Liabilities:
Other liabilities	$—	$1	$81	$82
December 31, 2023
Assets:
Bonds	$434	$—	$—	$434
Unaffiliated preferred stocks	—	45	—	45
Unaffiliated common stocks	490	—	—	490
Cash, cash equivalents and short-term investments	707	—	—	707
Separate account assets	—	36,144	—	36,144
Other invested assets	—	51	161	212
Total	$1,631	$36,240	$161	$38,032
Liabilities:
Other liabilities	$—	$9	$109	$118

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2024	2023
Assets:
Balance, January 1	$161	$48
Purchases	96	98
Sales	(489)	(69)
Realized gains and (losses) net income	196	(12)
Unrealized gains and (losses) surplus	177	96
Balance, December 31	$141	$161
Liabilities:
Balance, January 1	$109	$32
Purchases	50	60
Sales	(60)	(69)
Realized gains and (losses) net income	(169)	18
Unrealized gains and (losses) surplus	151	68
Balance, December 31	$81	$109
Transfers
During 2024, Thrivent transferred $34 million into Level 2 from Level 3 and $69 million into Level 3 from Level 2 for bonds and preferred stocks. During 2023, Thrivent transferred $119 million into Level 2 from Level 3 and $27 million into Level 3 from Level 2 for bonds and preferred stocks. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2024
Financial Assets:
Bonds	$52,993	$1,683	$33,315	$14,672	$49,670
Unaffiliated preferred stocks	451	—	168	277	445
Unaffiliated common stocks	758	667	91	—	758
Affiliated common stock	258	—	258	—	258
Affiliated mutual funds and ETFs	75	—	75	—	75
Mortgage loans	10,867	—	—	9,690	9,690
Contract loans	1,073	—	—	1,073	1,073
Cash, cash equivalents and short-term investments	1,437	342	1,095	—	1,437
Limited partnerships	10,836	—	—	10,836	10,836
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	37,442	—	37,442	—	37,442
Other invested assets	908	4	151	762	917
Financial Liabilities:
Deferred annuities	$19,240	$—	$—	$18,394	$18,394
Other deposit contracts	3,067	—	2,017	1,050	3,067
Borrowed money	—	—	—	—	—
Other liabilities	82	—	1	81	82
Separate account liabilities	37,324	—	37,324	—	37,324

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2023
Financial Assets:
Bonds	$50,554	$1,727	$32,304	$13,680	$47,711
Unaffiliated preferred stocks	365	—	118	235	353
Unaffiliated common stocks	567	490	77	—	567
Affiliated common stock	259	—	259	—	259
Affiliated mutual funds and ETFs	132	69	63	—	132
Mortgage loans	10,869	—	—	9,503	9,503
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,008	707	1,301	—	2,008
Limited partnerships	9,694	—	—	9,694	9,694
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	36,144	—	36,144	—	36,144
Other invested assets	822	2	138	690	830
Financial Liabilities:
Deferred annuities	$17,351	$—	$—	$16,793	$16,793
Other deposit contracts	2,582	—	1,517	1,065	2,582
Borrowed money	—	—	—	—	—
Other liabilities	118	—	9	109	118
Separate account liabilities	36,042	—	36,042	—	36,042
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2024	2023	2022	2024	2023	2022
Service cost	$25	$20	$21	$1	$2	$2
Interest cost	54	53	36	3	4	3
Expected return on plan assets	(82)	(74)	(86)	—	—	—
Other	—	4	—	(2)	(2)	(1)
Net periodic cost	$(3)	$3	$(29)	$2	$4	$4

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2024	2023	2024	2023
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,112	$1,067	$76	$87
Service cost	25	20	1	2
Interest cost	54	53	4	4
Actuarial (gain) loss	(63)	35	1	(8)
Transfers from defined contribution plan	1	1	—	—
Benefits paid	(68)	(64)	(11)	(9)
Plan changes	—	—	—	—
Benefit obligation, end of year	$1,061	$1,112	$71	$76
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,249	$1,139	$—	$—
Actual return on plan assets	120	173	—	—
Employer contribution	—	—	11	9
Transfers from defined contribution plan	1	1	—	—
Benefits paid	(68)	(64)	(11)	(9)
Fair value of plan assets, end of year	$1,302	$1,249	$—	$—
The significant changes in actuarial (gain)/loss of the 2024 projected benefit obligation primarily relates to an increased discount rate and assumption changes. The significant changes in actuarial (gain)/loss of the 2023 projected benefit obligation primarily relates to a decreased discount rate and assumption changes.
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2024	2023	2024	2023
Funded Status:
Accrued benefit costs	$—	$—	$(100)	$(108)
Asset (Liability) for pension benefits	241	137	29	32
Total overfunded (unfunded) liabilities	$241	$137	$(71)	$(76)
Deferred Items:
Net (gain) loss	$(15)	$87	$(21)	$(23)
Net prior service cost	—	—	(8)	(9)
Accumulated amounts recognized in periodic pension expenses	$226	$224	$(100)	$(108)
Accumulated benefit obligation	$1,044	$1,093	$71	$76

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2024 and 2023, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total
Balance, January 1, 2023	$—	$154	$154	$(10)	$(16)	$(26)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(64)	(64)	—	(8)	(8)
Net gain (loss) recognized	—	(3)	(3)	—	1	1
Balance, December 31, 2023	$—	$87	$87	$(9)	$(23)	$(32)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(101)	(101)	—	1	1
Net gain (loss) recognized	—	—	—	—	1	1
Balance, December 31, 2024	$—	$(14)	$(14)	$(8)	$(21)	$(29)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2024	2023	2024	2023
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2024	2023	2024	2023
Weighted Average Assumptions:
Discount rate	5.7%	5.0%	5.7%	5.0%
Expected return on plan assets	6.8	6.8	N/A	N/A
Rate of compensation increase	4.8	4.3	N/A	N/A
Interest crediting rate	4.4	4.5	N/A	N/A

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 8.2% and 6.0% in 2024 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2034. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2025 – $78 million; 2026 – $79 million; 2027 – $83 million; 2028 – $84 million; 2029 –$84 million; and 2030 to 2034 – $439 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2025 – $8 million; 2026 – $7 million; 2027 – $7 million; 2028 – $7 million; 2029 – $6 million; and 2030 to 2034 – $28 million.
The minimum pension contribution required for 2024 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2025.
Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation		Actual Allocation
	2024	2023	2024	2023
Equity securities	56%	53%	51%	52%
Private Equity	14	15	12	14
Fixed income and other securities	30	32	37	34
Fixed income and other securities	100%	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2024
Fixed Maturity Securities:
U.S. government and agency securities	$73	$2	$—	$75
Corporate debt securities	—	120	—	120
Residential mortgage-backed securities	—	82	1	83
Commercial mortgage-backed securities	—	3	—	3
Other debt obligations	1	6	1	8
Common stocks	575	—	—	575
Affiliated mutual funds – equity funds	—	99	—	99
Short-term investments	49	146	—	195
Limited partnerships	—	—	165	165
Derivatives	(1)	—	—	(1)
Total	$697	$458	$167	$1,322
December 31, 2023
Fixed Maturity Securities:
U.S. government and agency securities	$75	$5	$—	$80
Corporate debt securities	—	116	—	116
Residential mortgage-backed securities	—	83	—	83
Commercial mortgage-backed securities	—	7	—	7
Other debt obligations	3	7	—	10
Common stocks	512	—	—	512
Affiliated mutual funds – equity funds	—	126	—	126
Short-term investments	75	53	—	128
Limited partnerships	—	—	176	176
Derivatives	1	—	—	1
Total	$666	$397	$176	$1,239
The fair value of the pension plan assets as presented in the table above does not include net accrued liabilities of $20 million and assets of $10 million as of December 31, 2024 and 2023, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2024 or 2023. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2024, 2023 and 2022, Thrivent contributed $46 million, $42 million and $43 million, respectively, to these plans.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

As of December 31, 2024 and 2023, $49 million and $55 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts the provision accordingly. As of December 31, 2024, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $130 million and $280 million as of December 31, 2024 and 2023, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $5.0 billion and $6.7 billion as of December 31, 2024 and 2023, respectively.
Financial Guarantees
Thrivent has entered into an agreement to provide a Letter of Credit totaling $37 million through 2036 to guarantee certain debt obligations of a third-party civic organization in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party. Thrivent will receive 0.75% per annum for any unused line of credit. As of December 31, 2024, there was $0 outstanding on this line of credit.
Thrivent has guaranteed to maintain the Tier I capital of an affiliate, Thrivent Trust Company, at a minimum of $6 million, as required by Thrivent Trust Company's primary regulator.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $14 million and $16 million for each of the years ended December 31, 2024, 2023 and 2022 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2024 were $161 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2025 – $18 million; 2026 – $17 million; 2027 – $16 million; 2028 – $14 million and thereafter – $96 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2023, values was completed on May 21, 2024 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $258 million and $260 million related to Holdings for the years ended December 31, 2024 and 2023, respectively. Non-admitted values related to Holdings were $95 million and $61 million for the years ended December 31, 2024 and 2023, respectively.
During 2024, Thrivent received cash distributions of $985 million and $308 million from majority-owned limited partnerships Thrivent White Rose Funds (“WRF”) and Twin Bridge Funds (“TBF”), respectively. During this period, Thrivent made cash contributions as contributed capital to WRF, TBF, and Holdings in the amounts of $1.3 billion, $332 million, and $56 million respectively. Thrivent also made a capital contribution of less than $1 million to Gold Ring Holdings, LLC.
During 2024, Thrivent received cash distributions of $75 million from Holdings, treated as dividends.
Other Related Party Transactions
Thrivent has invested $75 million and $132 million in various Thrivent mutual funds/ETFs as of December 31, 2024 and 2023, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $153 million, $144 million and $129 million for the years ended December 31, 2024, 2023 and 2022, respectively. The net receivables due from affiliates for the years ended December 31, 2024 and 2023 were $11 million and $14 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling $156 million, $106 million and $134 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $196 million, $184 million and $194 million for the years ended December 31, 2024, 2023 and 2022, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN is supported by an indenture collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 and $367 million as of December 31, 2024 and 2023, respectively. The VFN was paid off in full by TEF in December 2024 and Thrivent recorded an increase of less than $1 million to net investment income on the paydown. During 2024, Thrivent invested less than $1 million in the VFN and received $351 million of principal payments.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In August 2021, TEF entered into an agreement, last amended August 2024, to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $500 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding would be through a capital request from Thrivent. As of December 31, 2024, TEF was not required to purchase any student loans under the terms of the agreement.
In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in December 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $607 million and $626 million as of December 31, 2024 and 2023, respectively. During 2024, Thrivent invested $675 million in the VFN and received $656 million of principal payments.
In April 2022, Holdings sold Thrivent Trust Company of Tennessee, Inc. to an unrelated third party.
In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. As of December 31, 2024, Holdings currently owns 69.6% of Blue Rock. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97. As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS is supported by an indenture collateralized by student loans. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 and $1.2 billion as of December 31, 2024 and 2023, respectively. The ABS was paid off in full by CASL in December 2024.
In December 2023, White Rose CFO 2023 Holdings, LLC (“Issuer”), a wholly owned subsidiary of Thrivent, issued a Collateralized Fund Obligation (CFO) whereby debt was issued to third parties. Issuer made available to third party investors approximately $400 million in fixed rate debt. Upon issuance of the debt, approximately $364 million in net proceeds were returned from Issuer to Thrivent. Thrivent retained approximately $436 million of an equity investment in the CFO structure in the form of a residual tranche. During 2024, Thrivent received cash distributions of $30 million. The residual tranche is reported in Other Invested Assets in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $451 million as of December 31, 2024.
In support of the CFO, Thrivent transferred their interest in portions of certain investments in WRF with a fair value of approximately $800 million to White Rose CFO 2023, LLC (“Asset HoldCo”), a wholly-owned, bankruptcy-remote subsidiary of Thrivent as underlying collateral for the CFO. These transferred WRF assets had a cost of approximately $739 million and carried an unrealized gain of approximately $61 million when they were transferred to Asset HoldCo. Thrivent then contributed its entire investment in Asset HoldCo to Issuer, with no impact to surplus. Thrivent is the named investment manager for the CFO structure and is entitled to a management fee as outlined in the executed investment management agreement between Asset HoldCo and Thrivent.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In June 2024, federal and state banking regulators provided conditional approval for Thrivent to form Thrivent Bank as a wholly owned subsidiary, providing one year for the commencement of banking operations. Thrivent Bank intends to launch via a merger with Thrivent Federal Credit Union (TFCU) on May 31, 2025. The TFCU membership voted to approve the merger on February 6, 2025. The launch of Thrivent Bank is contingent on completion of the merger and other pre-launch legal and regulatory requirements.
In December 2024, Thrivent acquired a multi-tranche debt security issued by CASL, which includes six debt tranches and a residual tranche that are collateralized by student loans. The individual tranches are reported as bonds and the residual tranche is reported as other invested assets in the accompanying Statutory-Basis Statement of Assets. These securities had an aggregate outstanding balance of $2.2 billion as of December 31, 2024.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Annuity Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account I indicated in Note 1, as of December 31, 2024, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended on December 31, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2024, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 25, 2025
We have served as the auditor of one or more of the subaccounts of Thrivent Variable Annuity Account I since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2024
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
American Funds IS® Global Growth Class 1	$1,507,097	$—	$1,507,097	$—	$1,507,097	$1,507,097	$—	$1,507,097	$1,481,552	40,832
American Funds IS® Global Growth Class 4	$68,977,521	$—	$68,977,521	$—	$68,977,521	$68,977,521	$—	$68,977,521	$69,522,551	1,919,775
American Funds IS® Growth-Income Class 1	$3,730,354	$—	$3,730,354	$—	$3,730,354	$3,730,354	$—	$3,730,354	$3,455,249	53,605
American Funds IS® Growth-Income Class 4	$62,353,993	$—	$62,353,993	$—	$62,353,993	$62,353,993	$—	$62,353,993	$52,863,050	928,716
American Funds IS® International Growth and Income Class 4	$10,359,486	$—	$10,359,486	$—	$10,359,486	$10,359,486	$—	$10,359,486	$12,029,080	1,063,603
American Funds IS® International Class 1	$580,257	$—	$580,257	$—	$580,257	$580,257	$—	$580,257	$596,416	32,526
American Funds IS® International Class 4	$6,113,535	$—	$6,113,535	$—	$6,113,535	$6,113,535	$—	$6,113,535	$6,638,351	350,145
BlackRock Total Return V.I. Class I	$563,816	$—	$563,816	$—	$563,816	$563,816	$—	$563,816	$592,751	56,836
BlackRock Total Return V.I. Class III	$99,675,663	$—	$99,675,663	$—	$99,675,663	$99,675,663	$—	$99,675,663	$110,260,704	10,170,986
DFA VA International Small Portfolio	$622,527	$—	$622,527	$—	$622,527	$622,527	$—	$622,527	$680,551	53,712
DFA VA US Targeted Value	$1,931,021	$—	$1,931,021	$—	$1,931,021	$1,931,021	$—	$1,931,021	$1,878,558	85,557
Eaton Vance VT Floating- Rate Income Initial Share Class	$68,339,105	$—	$68,339,105	$—	$68,339,105	$68,339,105	$—	$68,339,105	$69,152,794	7,937,179
Fidelity® VIP Emerging Markets Initial Class	$2,287,988	$—	$2,287,988	$—	$2,287,988	$2,287,988	$—	$2,287,988	$2,382,848	199,302
Fidelity VIP Emerging Markets Service Class 2	$23,659,824	$—	$23,659,824	$—	$23,659,824	$23,659,824	$—	$23,659,824	$24,772,318	2,062,757
Fidelity VIP Energy Service Class 2	$20,491,101	$—	$20,491,101	$—	$20,491,101	$20,491,101	$—	$20,491,101	$18,515,426	818,661
Fidelity® VIP International Capital Appreciation Initial Class	$756,338	$—	$756,338	$—	$756,338	$756,338	$—	$756,338	$711,737	33,216
Fidelity VIP International Capital Appreciation Service Class 2	$62,095,473	$—	$62,095,473	$—	$62,095,473	$62,095,473	$—	$62,095,473	$56,820,980	2,763,484
Fidelity® VIP Value Initial Class	$982,465	$—	$982,465	$—	$982,465	$982,465	$—	$982,465	$936,975	51,709
Fidelity VIP Value Service Class 2	$43,263,053	$—	$43,263,053	$—	$43,263,053	$43,263,053	$—	$43,263,053	$42,104,635	2,337,280
Franklin Small Cap Value VIP Class 2	$23,740,186	$—	$23,740,186	$—	$23,740,186	$23,740,186	$—	$23,740,186	$23,240,331	1,657,834
Goldman Sachs VIT Core Fixed Income Service Shares	$64,342,075	$—	$64,342,075	$—	$64,342,075	$64,342,075	$—	$64,342,075	$69,856,167	6,844,901
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
DECEMBER 31, 2024
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$18,540,955	$—	$18,540,955	$—	$18,540,955	$18,540,955	$—	$18,540,955	$18,076,251	1,399,317
Janus Henderson Enterprise Institutional Class	$951,661	$—	$951,661	$—	$951,661	$951,661	$—	$951,661	$893,394	11,305
Janus Henderson VIT Enterprise Service Class	$34,493,104	$—	$34,493,104	$—	$34,493,104	$34,493,104	$—	$34,493,104	$33,203,846	461,631
Janus Henderson VIT Forty Service Class	$98,119,813	$—	$98,119,813	$—	$98,119,813	$98,119,813	$—	$98,119,813	$84,630,544	1,921,657
John Hancock Core Bond Trust Series I	$1,453,497	$—	$1,453,497	$—	$1,453,497	$1,453,497	$—	$1,453,497	$1,569,190	132,136
John Hancock VIT Core Bond Trust Series II	$37,480,807	$—	$37,480,807	$—	$37,480,807	$37,480,807	$—	$37,480,807	$40,374,030	3,395,000
John Hancock International Equity Index Trust Series I	$207,692	$—	$207,692	$—	$207,692	$207,692	$—	$207,692	$203,764	10,977
John Hancock International Small Company Trust Series II	$3,513,030	$—	$3,513,030	$—	$3,513,030	$3,513,030	$—	$3,513,030	$3,721,132	278,591
John Hancock Strategic Income Opportunities Trust Series I	$564,947	$—	$564,947	$—	$564,947	$564,947	$—	$564,947	$592,504	44,766
John Hancock Strategic Income Opportunities Trust Series II	$43,271,298	$—	$43,271,298	$—	$43,271,298	$43,271,298	$—	$43,271,298	$44,913,405	3,407,188
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$4,008,664	$—	$4,008,664	$—	$4,008,664	$4,008,664	$—	$4,008,664	$3,735,453	62,450
MFS® VIT II - Core Equity Service Class	$38,519,127	$—	$38,519,127	$—	$38,519,127	$38,519,127	$—	$38,519,127	$34,006,344	1,242,954
MFS® VIT III Global Real Estate Service Class	$6,645,143	$—	$6,645,143	$—	$6,645,143	$6,645,143	$—	$6,645,143	$7,492,114	436,033
MFS® VIT II - MFS® Corporate Bond Initial Class	$547,472	$—	$547,472	$—	$547,472	$547,472	$—	$547,472	$592,283	58,118
MFS® VIT III - MFS® Global Real Estate Initial Class	$97,257	$—	$97,257	$—	$97,257	$97,257	$—	$97,257	$111,926	7,799
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$320,487	$—	$320,487	$—	$320,487	$320,487	$—	$320,487	$316,447	10,758
MFS® VIT III - MFS® Mid Cap Value Initial Class	$1,014,529	$—	$1,014,529	$—	$1,014,529	$1,014,529	$—	$1,014,529	$954,219	95,801
MFS® VIT III Mid Cap Value Service Class	$15,101,661	$—	$15,101,661	$—	$15,101,661	$15,101,661	$—	$15,101,661	$14,137,400	1,449,295
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
DECEMBER 31, 2024
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
MFS® VIT - New Discovery Series Service Class	$24,706,078	$—	$24,706,078	$—	$24,706,078	$24,706,078	$—	$24,706,078	$31,020,468	2,298,240
MFS® VIT II - MFS® Technology Initial Class	$2,553,456	$—	$2,553,456	$—	$2,553,456	$2,553,456	$—	$2,553,456	$1,837,600	61,947
MFS® VIT II Technology Service Class	$60,188,048	$—	$60,188,048	$—	$60,188,048	$60,188,048	$—	$60,188,048	$44,027,994	1,591,856
MFS® VIT - MFS® Value Series Initial Class	$572,393	$—	$572,393	$—	$572,393	$572,393	$—	$572,393	$573,536	26,463
MFS® VIT Value Series Service Class	$21,013,042	$—	$21,013,042	$—	$21,013,042	$21,013,042	$—	$21,013,042	$21,353,345	1,000,145
PIMCO VIT Emerging Markets Bond Institutional Class	$97,588	$—	$97,588	$—	$97,588	$97,588	$—	$97,588	$105,524	9,172
PIMCO VIT Emerging Markets Bond Advisor Class	$2,853,330	$—	$2,853,330	$—	$2,853,330	$2,853,330	$—	$2,853,330	$3,020,575	268,170
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$155,751	$—	$155,751	$—	$155,751	$155,751	$—	$155,751	$162,518	16,856
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$8,410,613	$—	$8,410,613	$—	$8,410,613	$8,410,613	$—	$8,410,613	$9,276,911	910,240
PIMCO VIT Long-Term U.S. Government Institutional Class	$341,489	$—	$341,489	$—	$341,489	$341,489	$—	$341,489	$441,723	46,972
PIMCO VIT Long-Term US Government Advisor Class	$25,783,814	$—	$25,783,814	$—	$25,783,814	$25,783,814	$—	$25,783,814	$32,655,319	3,546,605
PIMCO VIT Real Return Institutional Class	$543,852	$—	$543,852	$—	$543,852	$543,852	$—	$543,852	$559,900	47,250
PIMCO VIT Real Return Advisor Class	$91,353,844	$—	$91,353,844	$—	$91,353,844	$91,353,844	$—	$91,353,844	$98,167,329	7,936,911
Principal Capital Appreciation Class 2	$50,060,831	$—	$50,060,831	$—	$50,060,831	$50,060,831	$—	$50,060,831	$43,666,096	1,199,349
Principal Diversified International	$126,676	$—	$126,676	$—	$126,676	$126,676	$—	$126,676	$132,200	8,053
Principal Government & High Quality Bond	$606,011	$—	$606,011	$—	$606,011	$606,011	$—	$606,011	$645,974	73,724
Principal Small Cap	$397,719	$—	$397,719	$—	$397,719	$397,719	$—	$397,719	$392,787	25,349
Principal VC Equity Income Class 2	$32,098,039	$—	$32,098,039	$—	$32,098,039	$32,098,039	$—	$32,098,039	$30,644,765	1,057,248
Putnam VT International Value Class 1B	$10,322,471	$—	$10,322,471	$—	$10,322,471	$10,322,471	$—	$10,322,471	$9,514,723	857,348
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
DECEMBER 31, 2024
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Putnam VT Research Class 1B	$36,127,256	$—	$36,127,256	$—	$36,127,256	$36,127,256	$—	$36,127,256	$27,952,133	833,193
Templeton Global Bond VIP Class 1	$186,571	$—	$186,571	$—	$186,571	$186,571	$—	$186,571	$211,002	15,470
Templeton Global Bond VIP Class 2	$7,752,713	$—	$7,752,713	$—	$7,752,713	$7,752,713	$—	$7,752,713	$8,647,616	681,257
Thrivent Aggressive Allocation	$1,634,847,126	$37,454	$1,634,884,580	$—	$1,634,884,580	$1,634,521,279	$363,301	$1,634,884,580	$1,396,153,622	83,529,897
Thrivent All Cap	$147,100,404	$9,444	$147,109,848	$—	$147,109,848	$146,935,091	$174,757	$147,109,848	$118,938,844	8,012,265
Thrivent Balanced Income Plus	$271,538,625	$36,868	$271,575,493	$—	$271,575,493	$270,827,481	$748,012	$271,575,493	$262,281,547	17,713,930
Thrivent Diversified Income Plus	$536,576,199	$41,504	$536,617,703	$—	$536,617,703	$535,949,862	$667,841	$536,617,703	$548,209,532	70,281,243
Thrivent Emerging Markets Equity	$49,559,713	$—	$49,559,713	$21	$49,559,692	$49,511,115	$48,577	$49,559,692	$52,987,660	3,868,074
Thrivent ESG Index	$47,940,398	$854	$47,941,252	$—	$47,941,252	$47,925,179	$16,073	$47,941,252	$36,805,929	2,473,794
Thrivent Global Stock	$258,273,432	$22,940	$258,296,372	$—	$258,296,372	$257,802,517	$493,855	$258,296,372	$215,621,691	17,174,720
Thrivent Government Bond	$134,332,863	$11,828	$134,344,691	$—	$134,344,691	$134,219,639	$125,052	$134,344,691	$146,865,446	13,999,715
Thrivent Healthcare	$215,862,106	$4,504	$215,866,610	$—	$215,866,610	$215,817,118	$49,492	$215,866,610	$212,265,493	8,854,174
Thrivent High Yield	$421,869,177	$37,508	$421,906,685	$—	$421,906,685	$421,499,495	$407,190	$421,906,685	$440,587,132	100,855,669
Thrivent Income	$519,970,892	$13,989	$519,984,881	$—	$519,984,881	$519,782,432	$202,449	$519,984,881	$575,295,239	59,455,143
Thrivent International Allocation	$195,064,209	$13,771	$195,077,980	$—	$195,077,980	$194,871,000	$206,980	$195,077,980	$186,799,277	20,348,015
Thrivent International Index	$42,703,035	$880	$42,703,915	$—	$42,703,915	$42,690,376	$13,539	$42,703,915	$41,041,424	3,192,177
Thrivent Large Cap Growth	$1,510,656,206	$100,335	$1,510,756,541	$—	$1,510,756,541	$1,509,075,075	$1,681,466	$1,510,756,541	$1,164,384,815	25,847,616
Thrivent Large Cap Index	$1,353,865,868	$62,517	$1,353,928,385	$—	$1,353,928,385	$1,352,414,358	$1,514,027	$1,353,928,385	$863,351,558	17,410,735
Thrivent Large Cap Value	$442,735,319	$42,288	$442,777,607	$—	$442,777,607	$442,256,531	$521,076	$442,777,607	$369,746,933	18,625,647
Thrivent Limited Maturity Bond	$299,189,609	$2,988	$299,192,597	$—	$299,192,597	$299,109,135	$83,462	$299,192,597	$299,580,006	30,629,568
Thrivent Mid Cap Growth	$80,057,458	$—	$80,057,458	$—	$80,057,458	$80,057,458	$—	$80,057,458	$72,867,211	5,306,493
Thrivent Mid Cap Index	$531,557,915	$11,283	$531,569,198	$—	$531,569,198	$531,260,898	$308,300	$531,569,198	$440,717,147	22,992,950
Thrivent Mid Cap Stock	$649,316,550	$98,587	$649,415,137	$—	$649,415,137	$648,360,819	$1,054,318	$649,415,137	$594,136,988	30,439,329
Thrivent Mid Cap Value	$44,123,828	$—	$44,123,828	$—	$44,123,828	$44,123,828	$—	$44,123,828	$38,350,412	2,357,810
Thrivent Moderate Allocation	$8,064,370,693	$186,728	$8,064,557,421	$—	$8,064,557,421	$8,058,983,220	$5,574,201	$8,064,557,421	$7,447,180,058	518,412,352
Thrivent Moderately Aggressive Allocation	$5,865,837,864	$291,146	$5,866,129,010	$—	$5,866,129,010	$5,861,296,721	$4,832,289	$5,866,129,010	$5,270,841,808	343,129,778
Thrivent Moderately Conservative Allocation	$3,475,722,388	$—	$3,475,722,388	$36,998	$3,475,685,390	$3,473,019,975	$2,665,415	$3,475,685,390	$3,416,668,690	262,631,847
Thrivent Money Market	$395,750,454	$662	$395,751,116	$—	$395,751,116	$395,728,743	$22,373	$395,751,116	$395,750,449	395,750,449
Thrivent Opportunity Income Plus	$170,431,466	$—	$170,431,466	$790	$170,430,676	$169,883,085	$547,591	$170,430,676	$178,808,588	18,934,095
Thrivent Real Estate Securities	$114,767,924	$23,199	$114,791,123	$—	$114,791,123	$114,547,541	$243,582	$114,791,123	$108,030,017	4,382,127
Thrivent Small Cap Growth	$117,508,475	$955	$117,509,430	$—	$117,509,430	$117,497,229	$12,201	$117,509,430	$108,548,399	6,914,338
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
DECEMBER 31, 2024
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Thrivent Small Cap Index	$498,231,514	$16,224	$498,247,738	$—	$498,247,738	$497,991,464	$256,274	$498,247,738	$435,275,911	23,000,149
Thrivent Small Cap Stock	$409,151,956	$78,757	$409,230,713	$—	$409,230,713	$408,563,238	$667,475	$409,230,713	$385,480,124	20,807,264
Vanguard® VIF Capital Growth	$2,040,301	$—	$2,040,301	$—	$2,040,301	$2,040,301	$—	$2,040,301	$1,726,015	40,053
Vanguard® VIF International	$1,109,975	$—	$1,109,975	$—	$1,109,975	$1,109,975	$—	$1,109,975	$1,274,112	43,358
Vanguard® VIF Short-Term Investment-Grade	$1,368,209	$—	$1,368,209	$—	$1,368,209	$1,368,209	$—	$1,368,209	$1,365,054	131,306
Vanguard® VIF Small Company Growth	$382,579	$—	$382,579	$—	$382,579	$382,579	$—	$382,579	$392,313	19,609
Vanguard® VIF Total Bond Market Index	$4,873,987	$—	$4,873,987	$—	$4,873,987	$4,873,987	$—	$4,873,987	$5,229,437	465,964
Vanguard® VIF Total Stock Market Index	$7,231,988	$—	$7,231,988	$—	$7,231,988	$7,231,988	$—	$7,231,988	$5,858,719	128,775
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Investment Income	Expenses			Net investment income (loss)				Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
American Funds IS® Global Growth Class 1	$18,428	$(2,821)	$(2,468)	$(89)	$13,050	$10,881	$12,719	$16,961	$40,561
American Funds IS® Global Growth Class 4	$860,138	$(714,274)	$—	$(612,671)	$(466,807)	$16,964	$1,593,267	$3,831,712	$5,441,943
American Funds IS® Growth- Income Class 1	$39,082	$(7,668)	$(6,710)	$(598)	$24,106	$83,892	$47,976	$203,790	$335,658
American Funds IS® Growth- Income Class 4	$519,522	$(634,206)	$—	$(521,736)	$(636,420)	$486,679	$2,232,938	$7,043,960	$9,763,577
American Funds IS® International Growth and Income Class 4	$239,616	$(118,963)	$—	$(106,294)	$14,359	$(100,873)	$—	$84,808	$(16,065)
American Funds IS® International Class 1	$8,701	$(2,414)	$(2,112)	$(273)	$3,902	$1,282	$—	$9,212	$10,494
American Funds IS® International Class 4	$60,369	$(69,790)	$—	$(61,792)	$(71,213)	$(31,414)	$—	$66,724	$35,310
BlackRock Total Return V.I. Class I	$22,819	$(2,129)	$(1,863)	$—	$18,827	$(2,550)	$—	$(10,561)	$(13,111)
BlackRock Total Return V.I. Class III	$3,704,155	$(1,152,079)	$—	$(1,134,644)	$1,417,432	$(653,826)	$—	$(2,103,900)	$(2,757,726)
DFA VA International Small Portfolio	$21,731	$(1,683)	$(1,472)	$(205)	$18,371	$(1,589)	$16,995	$(37,307)	$(21,901)
DFA VA US Targeted Value	$25,514	$(8,120)	$(7,105)	$(128)	$10,161	$62,786	$124,289	$(40,873)	$146,202
Eaton Vance VT Floating-Rate Income Initial Share Class	$4,682,244	$(750,352)	$—	$(703,629)	$3,228,263	$(68,113)	$—	$(182,875)	$(250,988)
Fidelity® VIP Emerging Markets Initial Class	$30,735	$(5,094)	$(2,547)	$(277)	$22,817	$(3,994)	$—	$(15,099)	$(19,093)
Fidelity VIP Emerging Markets Service Class 2	$282,818	$(271,998)	$—	$(255,951)	$(245,131)	$(69,540)	$—	$1,744,398	$1,674,858
Fidelity VIP Energy Service Class 2	$423,016	$(241,474)	$—	$(174,386)	$7,156	$455,566	$—	$(206,077)	$249,489
Fidelity® VIP International Capital Appreciation Initial Class	$5,809	$(2,767)	$(1,384)	$(56)	$1,602	$74,726	$—	$(12,403)	$62,323
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Investment Income	Expenses			Net investment income (loss)				Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Fidelity VIP International Capital Appreciation Service Class 2	$364,427	$(684,009)	$—	$(645,384)	$(964,966)	$273,444	$—	$2,967,887	$3,241,331
Fidelity® VIP Value Initial Class	$12,593	$(3,876)	$(1,938)	$(341)	$6,438	$19,259	$94,037	$(28,173)	$85,123
Fidelity VIP Value Service Class 2	$494,261	$(468,422)	$—	$(387,922)	$(362,083)	$452,009	$4,193,770	$(1,478,300)	$3,167,479
Franklin Small Cap Value VIP Class 2	$205,396	$(277,523)	$—	$(267,116)	$(339,243)	$16,009	$507,671	$1,703,558	$2,227,238
Goldman Sachs VIT Core Fixed Income Service Shares	$2,168,974	$(727,295)	$—	$(714,789)	$726,890	$(150,960)	$—	$(1,443,210)	$(1,594,170)
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$132,915	$(178,943)	$—	$(149,235)	$(195,263)	$153,405	$1,411,136	$496,084	$2,060,625
Janus Henderson Enterprise Institutional Class	$6,848	$(3,764)	$(1,882)	$(598)	$604	$(1,983)	$36,580	$93,540	$128,137
Janus Henderson VIT Enterprise Service Class	$194,164	$(387,720)	$—	$(327,913)	$(521,469)	$66,313	$1,347,181	$2,678,456	$4,091,950
Janus Henderson VIT Forty Service Class	$8,602	$(1,058,399)	$—	$(907,134)	$(1,956,931)	$1,033,773	$5,227,949	$13,536,197	$19,797,919
John Hancock Core Bond Trust Series I	$51,600	$(5,363)	$(1,341)	$(138)	$44,758	$(4,200)	$—	$(24,801)	$(29,001)
John Hancock VIT Core Bond Trust Series II	$1,045,246	$(339,098)	$—	$(302,487)	$403,661	$(116,891)	$—	$(704,376)	$(821,267)
John Hancock International Equity Index Trust Series I	$2,441	$(724)	$(181)	$(61)	$1,475	$6,849	$—	$(1,918)	$4,931
John Hancock International Small Company Trust Series II	$85,457	$(40,869)	$—	$(39,879)	$4,709	$(6,473)	$24,970	$(22,500)	$(4,003)
John Hancock Strategic Income Opportunities Trust Series I	$13,091	$(2,068)	$(517)	$(258)	$10,248	$(14,284)	$—	$14,595	$311
John Hancock Strategic Income Opportunities Trust Series II	$975,004	$(462,736)	$—	$(448,689)	$63,579	$(49,487)	$—	$172,151	$122,664
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$23,174	$(8,967)	$(2,237)	$(385)	$11,585	$22,249	$157,883	$239,018	$419,150
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Investment Income	Expenses			Net investment income (loss)				Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
MFS® VIT II - Core Equity Service Class	$140,559	$(442,999)	$—	$(405,267)	$(707,707)	$374,371	$1,564,994	$4,162,678	$6,102,043
MFS® VIT III Global Real Estate Service Class	$93,706	$(78,512)	$—	$(61,919)	$(46,725)	$(55,705)	$—	$(223,914)	$(279,619)
MFS® VIT II - MFS® Corporate Bond Initial Class	$11,257	$(1,333)	$(333)	$(28)	$9,563	$(7,020)	$—	$3,151	$(3,869)
MFS® VIT III - MFS® Global Real Estate Initial Class	$2,124	$(436)	$(109)	$(97)	$1,482	$(4,721)	$—	$(712)	$(5,433)
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$4,396	$(1,268)	$(317)	$(215)	$2,596	$1,011	$14,174	$1,062	$16,247
MFS® VIT III - MFS® Mid Cap Value Initial Class	$11,373	$(3,737)	$(934)	$(88)	$6,614	$13,838	$38,350	$66,050	$118,238
MFS® VIT III Mid Cap Value Service Class	$138,763	$(166,876)	$—	$(142,453)	$(170,566)	$104,642	$561,711	$751,817	$1,418,170
MFS® VIT - New Discovery Series Service Class	$—	$(290,200)	$—	$(268,045)	$(558,245)	$(541,435)	$—	$1,931,206	$1,389,771
MFS® VIT II - MFS® Technology Initial Class	$—	$(7,518)	$(1,879)	$(900)	$(10,297)	$39,763	$18,224	$497,132	$555,119
MFS® VIT II Technology Service Class	$—	$(613,666)	$—	$(480,043)	$(1,093,709)	$1,375,549	$532,451	$12,486,354	$14,394,354
MFS® VIT - MFS® Value Series Initial Class	$7,182	$(2,009)	$(502)	$(238)	$4,433	$7,526	$32,527	$(529)	$39,524
MFS® VIT Value Series Service Class	$284,320	$(248,027)	$—	$(223,445)	$(187,152)	$50,369	$1,510,433	$180,434	$1,741,236
PIMCO VIT Emerging Markets Bond Institutional Class	$6,687	$(409)	$(358)	$(70)	$5,850	$(1,319)	$—	$2,497	$1,178
PIMCO VIT Emerging Markets Bond Advisor Class	$162,514	$(32,236)	$—	$(26,028)	$104,250	$(15,533)	$—	$35,872	$20,339
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$3,342	$(364)	$(318)	$(6)	$2,654	$(521)	$—	$(3,358)	$(3,879)
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Investment Income	Expenses			Net investment income (loss)				Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$249,347	$(90,971)	$—	$(86,400)	$71,976	$(63,490)	$—	$(229,848)	$(293,338)
PIMCO VIT Long-Term U.S. Government Institutional Class	$9,233	$(1,287)	$(1,126)	$(98)	$6,722	$(9,917)	$—	$(19,165)	$(29,082)
PIMCO VIT Long-Term US Government Advisor Class	$581,071	$(276,992)	$—	$(248,593)	$55,486	$(758,766)	$—	$(1,281,533)	$(2,040,299)
PIMCO VIT Real Return Institutional Class	$14,650	$(2,067)	$(1,809)	$(385)	$10,389	$(10,992)	$—	$8,132	$(2,860)
PIMCO VIT Real Return Advisor Class	$1,967,887	$(988,938)	$—	$(936,457)	$42,492	$(235,494)	$—	$(324,764)	$(560,258)
Principal Capital Appreciation Class 2	$208,411	$(443,747)	$—	$(368,704)	$(604,040)	$499,046	$1,140,496	$5,462,610	$7,102,152
Principal Diversified International	$4,071	$(488)	$(427)	$(119)	$3,037	$256	$—	$310	$566
Principal Government & High Quality Bond	$18,335	$(2,292)	$(2,005)	$(193)	$13,845	$(3,903)	$—	$(8,691)	$(12,594)
Principal Small Cap	$1,510	$(1,683)	$(1,473)	$(194)	$(1,840)	$(7,752)	$8,059	$29,850	$30,157
Principal VC Equity Income Class 2	$556,188	$(375,565)	$—	$(329,654)	$(149,031)	$116,611	$285,568	$3,112,804	$3,514,983
Putnam VT International Value Class 1B	$203,944	$(112,037)	$—	$(102,466)	$(10,559)	$98,689	$24,034	$71,539	$194,262
Putnam VT Research Class 1B	$111,213	$(371,659)	$—	$(326,246)	$(586,692)	$854,887	$176,632	$5,373,465	$6,404,984
Templeton Global Bond VIP Class 1	$—	$(920)	$(460)	$(193)	$(1,573)	$(5,232)	$—	$(21,199)	$(26,431)
Templeton Global Bond VIP Class 2	$—	$(93,959)	$—	$(90,225)	$(184,184)	$(18,342)	$—	$(874,051)	$(892,393)
Thrivent Aggressive Allocation	$24,152,174	$(19,086,178)	$—	$(3,728,339)	$1,337,657	$36,875,968	$60,322,346	$115,375,792	$212,574,106
Thrivent All Cap	$952,880	$(1,669,419)	$—	$(279,935)	$(996,474)	$4,544,967	$3,433,580	$16,359,161	$24,337,708
Thrivent Balanced Income Plus	$9,635,627	$(3,333,489)	$—	$(158,249)	$6,143,889	$1,561,209	$—	$12,310,081	$13,871,290
Thrivent Diversified Income Plus	$26,406,629	$(6,518,040)	$—	$(300,933)	$19,587,656	$(3,200,344)	$—	$15,779,527	$12,579,183
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Investment Income	Expenses			Net investment income (loss)				Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Thrivent Emerging Markets Equity	$1,442,110	$(626,997)	$—	$(53,040)	$762,073	$(419,517)	$4,244,662	$(532,516)	$3,292,629
Thrivent ESG Index	$414,952	$(533,211)	$—	$(223,144)	$(341,403)	$1,880,262	$—	$6,452,506	$8,332,768
Thrivent Global Stock	$4,393,513	$(2,786,264)	$—	$(272,260)	$1,334,989	$7,696,210	$6,416,503	$14,212,973	$28,325,686
Thrivent Government Bond	$5,517,292	$(1,610,942)	$—	$(374,816)	$3,531,534	$(3,434,959)	$—	$(421,014)	$(3,855,973)
Thrivent Healthcare	$1,849,725	$(2,819,835)	$—	$(461,273)	$(1,431,383)	$6,937,969	$12,134,653	$(19,349,805)	$(277,183)
Thrivent High Yield	$25,140,626	$(4,766,113)	$—	$(2,445,508)	$17,929,005	$(4,052,708)	$—	$5,577,357	$1,524,649
Thrivent Income	$20,976,124	$(5,739,561)	$—	$(2,631,955)	$12,604,608	$(7,167,690)	$—	$853,609	$(6,314,081)
Thrivent International Allocation	$6,610,694	$(2,485,311)	$—	$(98,931)	$4,026,452	$2,944,318	$—	$130,419	$3,074,737
Thrivent International Index	$998,447	$(472,543)	$—	$(252,293)	$273,611	$568,651	$—	$(572,053)	$(3,402)
Thrivent Large Cap Growth	$5,879,516	$(16,386,345)	$—	$(3,240,509)	$(13,747,338)	$46,509,557	$90,397,215	$216,653,839	$353,560,611
Thrivent Large Cap Index	$14,867,924	$(15,026,319)	$—	$(2,904,817)	$(3,063,212)	$104,641,389	$13,933,987	$139,199,836	$257,775,212
Thrivent Large Cap Value	$7,175,632	$(5,349,296)	$—	$(905,073)	$921,263	$16,308,769	$12,237,040	$19,593,453	$48,139,262
Thrivent Limited Maturity Bond	$11,530,186	$(3,520,114)	$—	$(985,194)	$7,024,878	$(809,604)	$—	$5,523,598	$4,713,994
Thrivent Mid Cap Growth	$—	$(943,325)	$—	$(422,716)	$(1,366,041)	$1,366,888	$—	$5,997,361	$7,364,249
Thrivent Mid Cap Index	$6,589,690	$(6,233,169)	$—	$(1,032,450)	$(675,929)	$20,990,624	$7,889,036	$29,800,195	$58,679,855
Thrivent Mid Cap Stock	$3,380,811	$(7,677,831)	$—	$(1,848,935)	$(6,145,955)	$10,436,203	$6,743,362	$41,138,732	$58,318,297
Thrivent Mid Cap Value	$552,100	$(549,273)	$—	$(206,278)	$(203,451)	$1,609,387	$623,915	$1,371,018	$3,604,320
Thrivent Moderate Allocation	$199,899,752	$(91,177,051)	$—	$(28,870,574)	$79,852,127	$121,977,026	$333,573,533	$381,298,260	$836,848,819
Thrivent Moderately Aggressive Allocation	$108,564,704	$(65,411,659)	$—	$(15,122,366)	$28,030,679	$112,994,462	$201,459,149	$337,580,900	$652,034,511
Thrivent Moderately Conservative Allocation	$123,311,384	$(40,447,999)	$—	$(11,314,139)	$71,549,246	$17,583,037	$36,263,818	$135,907,620	$189,754,475
Thrivent Money Market	$18,736,245	$(4,443,901)	$—	$(348,180)	$13,944,164	$—	$—	$—	$—
Thrivent Opportunity Income Plus	$7,873,633	$(1,875,558)	$—	$(84,579)	$5,913,496	$(3,323,248)	$—	$3,723,794	$400,546
Thrivent Real Estate Securities	$3,091,907	$(1,392,376)	$—	$(121,091)	$1,578,440	$1,946,133	$4,679,189	$(5,848,630)	$776,692
Thrivent Small Cap Growth	$—	$(1,414,617)	$—	$(594,550)	$(2,009,167)	$1,781,206	$—	$9,779,481	$11,560,687
Thrivent Small Cap Index	$6,398,136	$(5,848,657)	$—	$(1,257,354)	$(707,875)	$13,308,513	$—	$19,228,453	$32,536,966
Thrivent Small Cap Stock	$2,491,818	$(4,723,713)	$—	$(1,249,605)	$(3,481,500)	$3,110,767	$—	$36,187,566	$39,298,333
Vanguard® VIF Capital Growth	$22,313	$(7,688)	$(6,727)	$(339)	$7,559	$37,849	$40,785	$119,049	$197,683
Vanguard® VIF International	$17,549	$(5,362)	$(4,692)	$(260)	$7,235	$(109,674)	$46,455	$166,149	$102,930
Vanguard® VIF Short-Term Investment-Grade	$46,126	$(5,231)	$(4,577)	$(384)	$35,934	$(5,189)	$—	$20,613	$15,424
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Investment Income	Expenses			Net investment income (loss)				Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Vanguard® VIF Small Company Growth	$2,248	$(1,611)	$(1,409)	$(375)	$(1,147)	$(6,642)	$—	$46,900	$40,258
Vanguard® VIF Total Bond Market Index	$138,298	$(18,938)	$(4,734)	$(1,620)	$113,006	$(257,060)	$—	$124,802	$(132,258)
Vanguard® VIF Total Stock Market Index	$88,909	$(26,451)	$(6,613)	$(2,199)	$53,646	$321,229	$487,432	$484,211	$1,292,872
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$13,050	$23,600	$16,961	$53,611	$864,779	$(126,952)	$—	$—	$448,238	$1,186,065	$1,239,676	$267,421	$1,507,097
American Funds IS® Global Growth Class 4	$(466,807)	$1,610,231	$3,831,712	$4,975,136	$18,706,629	$(1,444,245)	$(1,771)	$—	$(1,323,636)	$15,936,977	$20,912,113	$48,065,408	$68,977,521
American Funds IS® Growth-Income Class 1	$24,106	$131,868	$203,790	$359,764	$1,713,057	$(151,101)	$—	$—	$562,026	$2,123,982	$2,483,746	$1,246,608	$3,730,354
American Funds IS® Growth-Income Class 4	$(636,420)	$2,719,617	$7,043,960	$9,127,157	$14,826,731	$(865,532)	$(1,621)	$—	$(1,852,123)	$12,107,455	$21,234,612	$41,119,381	$62,353,993
American Funds IS® International Growth and Income Class 4	$14,359	$(100,873)	$84,808	$(1,706)	$1,861,591	$(200,993)	$(256)	$—	$305,546	$1,965,888	$1,964,182	$8,395,304	$10,359,486
American Funds IS® International Class 1	$3,902	$1,282	$9,212	$14,396	$29,048	$(112,065)	$—	$—	$73,700	$(9,317)	$5,079	$575,178	$580,257
American Funds IS® International Class 4	$(71,213)	$(31,414)	$66,724	$(35,903)	$1,149,087	$(81,301)	$(160)	$—	$46,511	$1,114,137	$1,078,234	$5,035,301	$6,113,535
BlackRock Total Return V.I. Class I	$18,827	$(2,550)	$(10,561)	$5,716	$13,569	$(68,874)	$—	$—	$219,428	$164,123	$169,839	$393,977	$563,816
BlackRock Total Return V.I. Class III	$1,417,432	$(653,826)	$(2,103,900)	$(1,340,294)	$15,587,819	$(3,117,663)	$(2,618)	$—	$4,822,853	$17,290,391	$15,950,097	$83,725,566	$99,675,663
DFA VA International Small Portfolio	$18,371	$15,406	$(37,307)	$(3,530)	$4,275	$(22,698)	$—	$—	$405,890	$387,467	$383,937	$238,590	$622,527
DFA VA US Targeted Value	$10,161	$187,075	$(40,873)	$156,363	$158,705	$(396,263)	$—	$—	$(110,327)	$(347,885)	$(191,522)	$2,122,543	$1,931,021
Eaton Vance VT Floating- Rate Income Initial Share Class	$3,228,263	$(68,113)	$(182,875)	$2,977,275	$11,922,004	$(1,527,568)	$(1,145)	$—	$3,950,486	$14,343,777	$17,321,052	$51,018,053	$68,339,105
Fidelity® VIP Emerging Markets Initial Class	$22,817	$(3,994)	$(15,099)	$3,724	$1,562,565	$(191,497)	$—	$—	$23,927	$1,394,995	$1,398,719	$889,269	$2,287,988
Fidelity VIP Emerging Markets Service Class 2	$(245,131)	$(69,540)	$1,744,398	$1,429,727	$4,076,311	$(606,166)	$(648)	$—	$(564,266)	$2,905,231	$4,334,958	$19,324,866	$23,659,824
Fidelity VIP Energy Service Class 2	$7,156	$455,566	$(206,077)	$256,645	$3,473,291	$(592,560)	$(609)	$—	$629,381	$3,509,503	$3,766,148	$16,724,953	$20,491,101
Fidelity® VIP International Capital Appreciation Initial Class	$1,602	$74,726	$(12,403)	$63,925	$28,869	$(230,153)	$—	$—	$114,999	$(86,285)	$(22,360)	$778,698	$756,338
Fidelity VIP International Capital Appreciation Service Class 2	$(964,966)	$273,444	$2,967,887	$2,276,365	$11,413,441	$(1,488,297)	$(1,047)	$—	$1,461,058	$11,385,155	$13,661,520	$48,433,953	$62,095,473
Fidelity® VIP Value Initial Class	$6,438	$113,296	$(28,173)	$91,561	$42,283	$(93,294)	$—	$—	$161,216	$110,205	$201,766	$780,699	$982,465
Fidelity VIP Value Service Class 2	$(362,083)	$4,645,779	$(1,478,300)	$2,805,396	$9,596,194	$(745,675)	$(878)	$—	$(1,889,452)	$6,960,189	$9,765,585	$33,497,468	$43,263,053
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2	$(339,243)	$523,680	$1,703,558	$1,887,995	$3,804,328	$(785,149)	$(565)	$—	$(1,691,894)	$1,326,720	$3,214,715	$20,525,471	$23,740,186
Goldman Sachs VIT Core Fixed Income Service Shares	$726,890	$(150,960)	$(1,443,210)	$(867,280)	$9,080,391	$(1,994,946)	$(1,283)	$—	$5,855,239	$12,939,401	$12,072,121	$52,269,954	$64,342,075
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$(195,263)	$1,564,541	$496,084	$1,865,362	$5,696,910	$(252,279)	$(355)	$—	$(243,859)	$5,200,417	$7,065,779	$11,475,176	$18,540,955
Janus Henderson Enterprise Institutional Class	$604	$34,597	$93,540	$128,741	$60,633	$(313,398)	$—	$—	$(33,994)	$(286,759)	$(158,018)	$1,109,679	$951,661
Janus Henderson VIT Enterprise Service Class	$(521,469)	$1,413,494	$2,678,456	$3,570,481	$5,739,598	$(614,068)	$(879)	$—	$(696,477)	$4,428,174	$7,998,655	$26,494,449	$34,493,104
Janus Henderson VIT Forty Service Class	$(1,956,931)	$6,261,722	$13,536,197	$17,840,988	$19,133,423	$(2,736,147)	$(2,642)	$—	$(4,861,712)	$11,532,922	$29,373,910	$68,745,903	$98,119,813
John Hancock Core Bond Trust Series I	$44,758	$(4,200)	$(24,801)	$15,757	$585,655	$(76,486)	$—	$—	$199,173	$708,342	$724,099	$729,398	$1,453,497
John Hancock VIT Core Bond Trust Series II	$403,661	$(116,891)	$(704,376)	$(417,606)	$13,572,187	$(801,368)	$(644)	$—	$1,807,090	$14,577,265	$14,159,659	$23,321,148	$37,480,807
John Hancock International Equity Index Trust Series I	$1,475	$6,849	$(1,918)	$6,406	$98,889	$(20,528)	$—	$—	$(77,308)	$1,053	$7,459	$200,233	$207,692
John Hancock International Small Company Trust Series II	$4,709	$18,497	$(22,500)	$706	$642,094	$(125,903)	$(75)	$—	$(1,746)	$514,370	$515,076	$2,997,954	$3,513,030
John Hancock Strategic Income Opportunities Trust Series I	$10,248	$(14,284)	$14,595	$10,559	$102,428	$(120,338)	$—	$—	$(43,523)	$(61,433)	$(50,874)	$615,821	$564,947
John Hancock Strategic Income Opportunities Trust Series II	$63,579	$(49,487)	$172,151	$186,243	$8,217,145	$(378,090)	$(804)	$—	$3,788,643	$11,626,894	$11,813,137	$31,458,161	$43,271,298
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$11,585	$180,132	$239,018	$430,735	$2,191,292	$(129,590)	$—	$—	$594,619	$2,656,321	$3,087,056	$921,608	$4,008,664
MFS® VIT II - Core Equity Service Class	$(707,707)	$1,939,365	$4,162,678	$5,394,336	$4,424,319	$(919,998)	$(788)	$—	$(1,927,551)	$1,575,982	$6,970,318	$31,548,809	$38,519,127
MFS® VIT III Global Real Estate Service Class	$(46,725)	$(55,705)	$(223,914)	$(326,344)	$1,094,694	$(87,166)	$(211)	$—	$(790)	$1,006,527	$680,183	$5,964,960	$6,645,143
MFS® VIT II - MFS® Corporate Bond Initial Class	$9,563	$(7,020)	$3,151	$5,694	$298,753	$(48,123)	$—	$—	$39,345	$289,975	$295,669	$251,803	$547,472
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT III - MFS® Global Real Estate Initial Class	$1,482	$(4,721)	$(712)	$(3,951)	$309	$(32,411)	$—	$—	$30,414	$(1,688)	$(5,639)	$102,896	$97,257
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$2,596	$15,185	$1,062	$18,843	$19,596	$(10,904)	$—	$—	$17,915	$26,607	$45,450	$275,037	$320,487
MFS® VIT III - MFS® Mid Cap Value Initial Class	$6,614	$52,188	$66,050	$124,852	$461,160	$(63,506)	$—	$—	$(136,757)	$260,897	$385,749	$628,780	$1,014,529
MFS® VIT III Mid Cap Value Service Class	$(170,566)	$666,353	$751,817	$1,247,604	$3,347,504	$(429,125)	$(428)	$—	$(640,800)	$2,277,151	$3,524,755	$11,576,906	$15,101,661
MFS® VIT - New Discovery Series Service Class	$(558,245)	$(541,435)	$1,931,206	$831,526	$3,428,056	$(663,265)	$(757)	$—	$(335,988)	$2,428,046	$3,259,572	$21,446,506	$24,706,078
MFS® VIT II - MFS® Technology Initial Class	$(10,297)	$57,987	$497,132	$544,822	$561,241	$(58,778)	$—	$—	$48,206	$550,669	$1,095,491	$1,457,965	$2,553,456
MFS® VIT II Technology Service Class	$(1,093,709)	$1,908,000	$12,486,354	$13,300,645	$13,245,655	$(1,282,857)	$(1,330)	$—	$(2,402,073)	$9,559,395	$22,860,040	$37,328,008	$60,188,048
MFS® VIT - MFS® Value Series Initial Class	$4,433	$40,053	$(529)	$43,957	$189,375	$(306,354)	$—	$—	$48,477	$(68,502)	$(24,545)	$596,938	$572,393
MFS® VIT Value Series Service Class	$(187,152)	$1,560,802	$180,434	$1,554,084	$2,369,860	$(655,069)	$(617)	$—	$(330,131)	$1,384,043	$2,938,127	$18,074,915	$21,013,042
PIMCO VIT Emerging Markets Bond Institutional Class	$5,850	$(1,319)	$2,497	$7,028	$706	$(21,871)	$—	$—	$12,177	$(3,049)	$3,979	$93,609	$97,588
PIMCO VIT Emerging Markets Bond Advisor Class	$104,250	$(15,533)	$35,872	$124,589	$422,711	$(52,883)	$(101)	$—	$66,881	$436,608	$561,197	$2,292,133	$2,853,330
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$2,654	$(521)	$(3,358)	$(1,225)	$77,744	$4,671	$—	$—	$(6,784)	$69,692	$68,467	$87,284	$155,751
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$71,976	$(63,490)	$(229,848)	$(221,362)	$1,664,605	$(292,118)	$(130)	$—	$654,141	$2,026,498	$1,805,136	$6,605,477	$8,410,613
PIMCO VIT Long-Term U.S. Government Institutional Class	$6,722	$(9,917)	$(19,165)	$(22,360)	$42,571	$(27,804)	$—	$—	$106,866	$121,633	$99,273	$242,216	$341,489
PIMCO VIT Long-Term US Government Advisor Class	$55,486	$(758,766)	$(1,281,533)	$(1,984,813)	$6,754,677	$(807,489)	$(793)	$—	$1,192,222	$7,138,617	$5,153,804	$20,630,010	$25,783,814
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
PIMCO VIT Real Return Institutional Class	$10,389	$(10,992)	$8,132	$7,529	$167,846	$(78,606)	$—	$—	$(209,749)	$(120,509)	$(112,980)	$656,832	$543,852
PIMCO VIT Real Return Advisor Class	$42,492	$(235,494)	$(324,764)	$(517,766)	$17,618,261	$(1,882,221)	$(1,739)	$—	$6,947,517	$22,681,818	$22,164,052	$69,189,792	$91,353,844
Principal Capital Appreciation Class 2	$(604,040)	$1,639,542	$5,462,610	$6,498,112	$18,664,228	$(700,587)	$(724)	$—	$(513,111)	$17,449,806	$23,947,918	$26,112,913	$50,060,831
Principal Diversified International	$3,037	$256	$310	$3,603	$38,291	$(50,589)	$—	$—	$(6,262)	$(18,560)	$(14,957)	$141,633	$126,676
Principal Government & High Quality Bond	$13,845	$(3,903)	$(8,691)	$1,251	$232,686	$(27,219)	$—	$—	$76,609	$282,076	$283,327	$322,684	$606,011
Principal Small Cap	$(1,840)	$307	$29,850	$28,317	$150,594	$(264,244)	$—	$—	$50,671	$(62,979)	$(34,662)	$432,381	$397,719
Principal VC Equity Income Class 2	$(149,031)	$402,179	$3,112,804	$3,365,952	$4,207,898	$(770,847)	$(589)	$—	$(2,574,546)	$861,916	$4,227,868	$27,870,171	$32,098,039
Putnam VT International Value Class 1B	$(10,559)	$122,723	$71,539	$183,703	$2,201,592	$(157,690)	$(296)	$—	$756,364	$2,799,970	$2,983,673	$7,338,798	$10,322,471
Putnam VT Research Class 1B	$(586,692)	$1,031,519	$5,373,465	$5,818,292	$8,736,595	$(943,883)	$(617)	$—	$(1,116,538)	$6,675,557	$12,493,849	$23,633,407	$36,127,256
Templeton Global Bond VIP Class 1	$(1,573)	$(5,232)	$(21,199)	$(28,004)	$19,256	$(26,915)	$—	$—	$(59,653)	$(67,312)	$(95,316)	$281,887	$186,571
Templeton Global Bond VIP Class 2	$(184,184)	$(18,342)	$(874,051)	$(1,076,577)	$1,044,506	$(209,481)	$(185)	$—	$864,804	$1,699,644	$623,067	$7,129,646	$7,752,713
Thrivent Aggressive Allocation	$1,337,657	$97,198,314	$115,375,792	$213,911,763	$91,093,263	$(154,476,450)	$(161,688)	$(4,492)	$(19,312,872)	$(82,862,239)	$131,049,524	$1,503,835,056	$1,634,884,580
Thrivent All Cap	$(996,474)	$7,978,547	$16,359,161	$23,341,234	$9,402,609	$(14,477,342)	$(4,756)	$3,503	$(258,320)	$(5,334,306)	$18,006,928	$129,102,920	$147,109,848
Thrivent Balanced Income Plus	$6,143,889	$1,561,209	$12,310,081	$20,015,179	$7,648,543	$(40,628,126)	$(8,131)	$5,574	$(3,519,463)	$(36,501,603)	$(16,486,424)	$288,061,917	$271,575,493
Thrivent Diversified Income Plus	$19,587,656	$(3,200,344)	$15,779,527	$32,166,839	$14,100,015	$(83,270,054)	$(20,192)	$9,217	$(10,902,919)	$(80,083,933)	$(47,917,094)	$584,534,797	$536,617,703
Thrivent Emerging Markets Equity	$762,073	$3,825,145	$(532,516)	$4,054,702	$1,733,932	$(8,631,147)	$(2,532)	$(99)	$(2,218,605)	$(9,118,451)	$(5,063,749)	$54,623,441	$49,559,692
Thrivent ESG Index	$(341,403)	$1,880,262	$6,452,506	$7,991,365	$4,066,256	$(2,782,377)	$(2,689)	$854	$(225,077)	$1,056,967	$9,048,332	$38,892,920	$47,941,252
Thrivent Global Stock	$1,334,989	$14,112,713	$14,212,973	$29,660,675	$8,740,626	$(28,534,422)	$(6,332)	$5,496	$38,393,478	$18,598,846	$48,259,521	$210,036,851	$258,296,372
Thrivent Government Bond	$3,531,534	$(3,434,959)	$(421,014)	$(324,439)	$7,358,749	$(20,338,469)	$(5,173)	$1,495	$6,847,889	$(6,135,509)	$(6,459,948)	$140,804,639	$134,344,691
Thrivent Healthcare	$(1,431,383)	$19,072,622	$(19,349,805)	$(1,708,566)	$10,582,643	$(27,777,460)	$(10,534)	$260	$(6,911,083)	$(24,116,174)	$(25,824,740)	$241,691,350	$215,866,610
Thrivent High Yield	$17,929,005	$(4,052,708)	$5,577,357	$19,453,654	$49,818,543	$(34,750,047)	$(12,086)	$8,446	$16,360,981	$31,425,837	$50,879,491	$371,027,194	$421,906,685
Thrivent Income	$12,604,608	$(7,167,690)	$853,609	$6,290,527	$58,305,139	$(43,263,874)	$(12,189)	$1,979	$57,004,990	$72,036,045	$78,326,572	$441,658,309	$519,984,881
Thrivent International Allocation	$4,026,452	$2,944,318	$130,419	$7,101,189	$5,373,707	$(29,187,743)	$(5,652)	$1,638	$(6,501,457)	$(30,319,507)	$(23,218,318)	$218,296,298	$195,077,980
Thrivent International Index	$273,611	$568,651	$(572,053)	$270,209	$7,987,550	$(2,994,371)	$(1,327)	$37	$2,351,644	$7,343,533	$7,613,742	$35,090,173	$42,703,915
Thrivent Large Cap Growth	$(13,747,338)	$136,906,772	$216,653,839	$339,813,273	$123,504,638	$(138,798,745)	$(46,339)	$32,056	$(8,488,364)	$(23,796,754)	$316,016,519	$1,194,740,022	$1,510,756,541
Thrivent Large Cap Index	$(3,063,212)	$118,575,376	$139,199,836	$254,712,000	$123,538,820	$(130,365,633)	$(44,000)	$15,865	$(34,617,974)	$(41,472,922)	$213,239,078	$1,140,689,307	$1,353,928,385
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Large Cap Value	$921,263	$28,545,809	$19,593,453	$49,060,525	$22,087,621	$(57,335,212)	$(10,929)	$7,597	$(14,538,305)	$(49,789,228)	$(728,703)	$443,506,310	$442,777,607
Thrivent Limited Maturity Bond	$7,024,878	$(809,604)	$5,523,598	$11,738,872	$24,298,305	$(44,247,471)	$(9,781)	$503	$2,422,179	$(17,536,265)	$(5,797,393)	$304,989,990	$299,192,597
Thrivent Mid Cap Growth	$(1,366,041)	$1,366,888	$5,997,361	$5,998,208	$8,169,546	$(5,898,439)	$(4,014)	$—	$1,964,889	$4,231,982	$10,230,190	$69,827,268	$80,057,458
Thrivent Mid Cap Index	$(675,929)	$28,879,660	$29,800,195	$58,003,926	$45,377,653	$(56,770,276)	$(21,821)	$2,917	$(9,365,982)	$(20,777,509)	$37,226,417	$494,342,781	$531,569,198
Thrivent Mid Cap Stock	$(6,145,955)	$17,179,565	$41,138,732	$52,172,342	$52,446,978	$(59,221,937)	$(20,797)	$18,724	$(2,817,186)	$(9,594,218)	$42,578,124	$606,837,013	$649,415,137
Thrivent Mid Cap Value	$(203,451)	$2,233,302	$1,371,018	$3,400,869	$3,253,770	$(4,559,952)	$(1,831)	$—	$(4,604,492)	$(5,912,505)	$(2,511,636)	$46,635,464	$44,123,828
Thrivent Moderate Allocation	$79,852,127	$455,550,559	$381,298,260	$916,700,946	$270,833,471	$(1,369,147,559)	$(286,927)	$12,180	$(78,515,391)	$(1,177,104,226)	$(260,403,280)	$8,324,960,701	$8,064,557,421
Thrivent Moderately Aggressive Allocation	$28,030,679	$314,453,611	$337,580,900	$680,065,190	$475,414,781	$(834,252,573)	$(345,917)	$51,965	$(44,904,065)	$(404,035,809)	$276,029,381	$5,590,099,629	$5,866,129,010
Thrivent Moderately Conservative Allocation	$71,549,246	$53,846,855	$135,907,620	$261,303,721	$57,687,637	$(732,390,865)	$(100,958)	$27,968	$(67,374,591)	$(742,150,809)	$(480,847,088)	$3,956,532,478	$3,475,685,390
Thrivent Money Market	$13,944,164	$—	$—	$13,944,164	$54,023,133	$(174,458,471)	$(13,708)	$101	$133,879,012	$13,430,067	$27,374,231	$368,376,885	$395,751,116
Thrivent Opportunity Income Plus	$5,913,496	$(3,323,248)	$3,723,794	$6,314,042	$5,315,456	$(26,763,224)	$(4,048)	$(5,557)	$33,327,266	$11,869,893	$18,183,935	$152,246,741	$170,430,676
Thrivent Real Estate Securities	$1,578,440	$6,625,322	$(5,848,630)	$2,355,132	$4,183,953	$(13,049,217)	$(4,410)	$2,590	$(3,878,015)	$(12,745,099)	$(10,389,967)	$125,181,090	$114,791,123
Thrivent Small Cap Growth	$(2,009,167)	$1,781,206	$9,779,481	$9,551,520	$10,032,185	$(9,375,765)	$(6,099)	$110	$328,237	$978,668	$10,530,188	$106,979,242	$117,509,430
Thrivent Small Cap Index	$(707,875)	$13,308,513	$19,228,453	$31,829,091	$45,040,693	$(50,756,170)	$(19,386)	$2,504	$(9,620,874)	$(15,353,233)	$16,475,858	$481,771,880	$498,247,738
Thrivent Small Cap Stock	$(3,481,500)	$3,110,767	$36,187,566	$35,816,833	$36,260,684	$(36,994,642)	$(11,482)	$10,359	$(2,378,408)	$(3,113,489)	$32,703,344	$376,527,369	$409,230,713
Vanguard® VIF Capital Growth	$7,559	$78,634	$119,049	$205,242	$177,786	$(113,064)	$—	$—	$376,385	$441,107	$646,349	$1,393,952	$2,040,301
Vanguard® VIF International	$7,235	$(63,219)	$166,149	$110,165	$29,161	$(445,179)	$—	$—	$(134,602)	$(550,620)	$(440,455)	$1,550,430	$1,109,975
Vanguard® VIF Short-Term Investment-Grade	$35,934	$(5,189)	$20,613	$51,358	$475,525	$(254,004)	$—	$—	$22,922	$244,443	$295,801	$1,072,408	$1,368,209
Vanguard® VIF Small Company Growth	$(1,147)	$(6,642)	$46,900	$39,111	$7	$(35,777)	$—	$—	$(22,775)	$(58,545)	$(19,434)	$402,013	$382,579
Vanguard® VIF Total Bond Market Index	$113,006	$(257,060)	$124,802	$(19,252)	$1,401,885	$(2,027,555)	$—	$—	$270,992	$(354,678)	$(373,930)	$5,247,917	$4,873,987
Vanguard® VIF Total Stock Market Index	$53,646	$808,661	$484,211	$1,346,518	$1,362,259	$(1,693,719)	$—	$—	$(379,539)	$(710,999)	$635,519	$6,596,469	$7,231,988
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$817	$18,938	$33,195	$52,950	$6,865	$(59,416)	$—	$—	$5,186	$(47,365)	$5,585	$261,836	$267,421
American Funds IS® Global Growth Class 4	$(693,404)	$2,798,934	$5,042,122	$7,147,652	$8,186,147	$(533,426)	$(1,975)	$—	$(863,996)	$6,786,750	$13,934,402	$34,131,006	$48,065,408
American Funds IS® Growth-Income Class 1	$9,251	$55,373	$188,167	$252,791	$31,439	$(17,269)	$—	$—	$(9,748)	$4,422	$257,213	$989,395	$1,246,608
American Funds IS® Growth-Income Class 4	$(381,426)	$1,784,355	$5,742,526	$7,145,455	$7,209,652	$(132,209)	$(1,688)	$—	$(687,862)	$6,387,893	$13,533,348	$27,586,033	$41,119,381
American Funds IS® International Growth and Income Class 4	$6,574	$(254,209)	$1,080,618	$832,983	$2,110,399	$(52,879)	$(285)	$—	$(323,803)	$1,733,432	$2,566,415	$5,828,889	$8,395,304
American Funds IS® International Class 1	$4,158	$(19,659)	$90,421	$74,920	$140,887	$(135,517)	$—	$—	$(9,197)	$(3,827)	$71,093	$504,085	$575,178
American Funds IS® International Class 4	$(58,504)	$(69,181)	$653,449	$525,764	$685,653	$(77,177)	$(214)	$—	$(36,135)	$572,127	$1,097,891	$3,937,410	$5,035,301
BlackRock Total Return V.I. Class I	$6,629	$(984)	$11,954	$17,599	$239,129	$(3,130)	$—	$—	$(4,000)	$231,999	$249,598	$144,379	$393,977
BlackRock Total Return V.I. Class III	$688,030	$(264,716)	$1,552,187	$1,975,501	$14,925,094	$(1,440,861)	$(2,931)	$—	$3,461,287	$16,942,589	$18,918,090	$64,807,476	$83,725,566
DFA VA International Small Portfolio	$5,275	$(4,730)	$26,852	$27,397	$6,867	$(3,887)	$—	$—	$9,075	$12,055	$39,452	$199,138	$238,590
DFA VA US Targeted Value	$19,939	$128,895	$153,574	$302,408	$501,051	$(208,836)	$—	$—	$703,371	$995,586	$1,297,994	$824,549	$2,122,543
Eaton Vance VT Floating- Rate Income Initial Share Class	$2,512,429	$(62,282)	$1,117,235	$3,567,382	$11,028,386	$(92,774)	$(1,181)	$—	$120,920	$11,055,351	$14,622,733	$36,395,320	$51,018,053
Fidelity® VIP Emerging Markets Initial Class	$13,788	$(36,759)	$91,083	$68,112	$201,406	$(190,494)	$—	$—	$41,485	$52,397	$120,509	$768,760	$889,269
Fidelity VIP Emerging Markets Service Class 2	$(62,662)	$(312,374)	$1,596,917	$1,221,881	$3,222,513	$(283,124)	$(715)	$—	$(595,814)	$2,342,860	$3,564,741	$15,760,125	$19,324,866
Fidelity VIP Energy Service Class 2	$56,610	$578,133	$(805,540)	$(170,797)	$3,916,815	$(486,326)	$(793)	$—	$(1,219,348)	$2,210,348	$2,039,551	$14,685,402	$16,724,953
Fidelity® VIP International Capital Appreciation Initial Class	$(1,148)	$(2,289)	$168,483	$165,046	$151,674	$(23,573)	$—	$—	$(69,685)	$58,416	$223,462	$555,236	$778,698
Fidelity VIP International Capital Appreciation Service Class 2	$(935,519)	$(168,614)	$9,656,506	$8,552,373	$10,199,127	$(225,718)	$(1,186)	$—	$(2,211,804)	$7,760,419	$16,312,792	$32,121,161	$48,433,953
Fidelity® VIP Value Initial Class	$2,403	$74,718	$98,685	$175,806	$153,524	$(63,487)	$—	$—	$(972,780)	$(882,743)	$(706,937)	$1,487,636	$780,699
Fidelity VIP Value Service Class 2	$(295,257)	$1,182,083	$3,553,307	$4,440,133	$8,070,689	$(77,961)	$(978)	$—	$7,499	$7,999,249	$12,439,382	$21,058,086	$33,497,468
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2	$(346,130)	$878,243	$1,332,617	$1,864,730	$4,084,466	$(301,328)	$(675)	$—	$(70,618)	$3,711,845	$5,576,575	$14,948,896	$20,525,471
Goldman Sachs VIT Core Fixed Income Service Shares	$149,913	$(143,635)	$1,496,186	$1,502,464	$10,848,782	$(723,928)	$(1,465)	$—	$2,995,823	$13,119,212	$14,621,676	$37,648,278	$52,269,954
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$(142,533)	$(31,647)	$1,692,808	$1,518,628	$1,742,699	$(81,184)	$(365)	$—	$355,025	$2,016,175	$3,534,803	$7,940,373	$11,475,176
Janus Henderson Enterprise Institutional Class	$(5,734)	$55,681	$120,670	$170,617	$13,903	$(125,751)	$—	$—	$(31,021)	$(142,869)	$27,748	$1,081,931	$1,109,679
Janus Henderson VIT Enterprise Service Class	$(459,153)	$1,466,570	$1,980,546	$2,987,963	$7,014,146	$(7,801)	$(979)	$—	$1,356,956	$8,362,322	$11,350,285	$15,144,164	$26,494,449
Janus Henderson VIT Forty Service Class	$(1,296,504)	$(594,321)	$18,979,832	$17,089,007	$13,248,185	$(622,174)	$(2,854)	$—	$(4,801,557)	$7,821,600	$24,910,607	$43,835,296	$68,745,903
John Hancock Core Bond Trust Series I	$18,031	$(18,865)	$40,277	$39,443	$6,886	$(101,552)	$—	$—	$10,819	$(83,847)	$(44,404)	$773,802	$729,398
John Hancock VIT Core Bond Trust Series II	$142,270	$(75,856)	$549,299	$615,713	$5,947,796	$(179,937)	$(696)	$—	$1,366,958	$7,134,121	$7,749,834	$15,571,314	$23,321,148
John Hancock International Equity Index Trust Series I	$3,639	$(4,032)	$25,557	$25,164	$112,718	$(20,144)	$—	$—	$(71,047)	$21,527	$46,691	$153,542	$200,233
John Hancock International Small Company Trust Series II	$(16,621)	$26,326	$256,829	$266,534	$472,299	$(47,406)	$(92)	$—	$134,890	$559,691	$826,225	$2,171,729	$2,997,954
John Hancock Strategic Income Opportunities Trust Series I	$17,493	$(7,535)	$30,886	$40,844	$1	$(5,129)	$—	$—	$(23,693)	$(28,821)	$12,023	$603,798	$615,821
John Hancock Strategic Income Opportunities Trust Series II	$287,285	$(120,648)	$1,121,963	$1,288,600	$6,643,313	$(297,994)	$(1,031)	$—	$320,491	$6,664,779	$7,953,379	$23,504,782	$31,458,161
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$6,585	$77,913	$166,163	$250,661	$138,239	$(26,411)	$—	$—	$(477,738)	$(365,910)	$(115,249)	$1,036,857	$921,608
MFS® VIT II - Core Equity Service Class	$(568,755)	$1,279,648	$4,210,340	$4,921,233	$6,668,244	$(260,945)	$(841)	$—	$(1,253,669)	$5,152,789	$10,074,022	$21,474,787	$31,548,809
MFS® VIT III Global Real Estate Service Class	$(86,093)	$246,005	$324,961	$484,873	$1,193,650	$(81,593)	$(260)	$—	$190,128	$1,301,925	$1,786,798	$4,178,162	$5,964,960
MFS® VIT II - MFS® Corporate Bond Initial Class	$8,023	$(963)	$12,327	$19,387	$764	$(4,142)	$—	$—	$11,802	$8,424	$27,811	$223,992	$251,803
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT III - MFS® Global Real Estate Initial Class	$198	$1,687	$11,042	$12,927	$3	$(1,982)	$—	$—	$(30,726)	$(32,705)	$(19,778)	$122,674	$102,896
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$264	$18,999	$24,378	$43,641	$8,624	$(10,098)	$—	$—	$(58,958)	$(60,432)	$(16,791)	$291,828	$275,037
MFS® VIT III - MFS® Mid Cap Value Initial Class	$6,706	$8,508	$63,172	$78,386	$17,346	$(7,964)	$—	$—	$(229,362)	$(219,980)	$(141,594)	$770,374	$628,780
MFS® VIT III Mid Cap Value Service Class	$(72,523)	$336,299	$746,981	$1,010,757	$2,380,087	$(146,274)	$(571)	$—	$345,031	$2,578,273	$3,589,030	$7,987,876	$11,576,906
MFS® VIT - New Discovery Series Service Class	$(446,144)	$(493,239)	$3,023,435	$2,084,052	$3,348,620	$(242,483)	$(1,011)	$—	$488,276	$3,593,402	$5,677,454	$15,769,052	$21,446,506
MFS® VIT II - MFS® Technology Initial Class	$(6,228)	$(8,152)	$488,581	$474,201	$185,292	$(21,107)	$—	$—	$(35,055)	$129,130	$603,331	$854,634	$1,457,965
MFS® VIT II Technology Service Class	$(692,988)	$(161,139)	$12,572,571	$11,718,444	$7,327,754	$(331,999)	$(1,200)	$—	$(2,551,758)	$4,442,797	$16,161,241	$21,166,767	$37,328,008
MFS® VIT - MFS® Value Series Initial Class	$7,903	$38,433	$(4,752)	$41,584	$8,027	$(165,426)	$—	$—	$(29,805)	$(187,204)	$(145,620)	$742,558	$596,938
MFS® VIT Value Series Service Class	$(145,119)	$1,094,482	$(61,465)	$887,898	$3,856,757	$(243,673)	$(661)	$—	$(41,347)	$3,571,076	$4,458,974	$13,615,941	$18,074,915
PIMCO VIT Emerging Markets Bond Institutional Class	$4,471	$(1,523)	$6,037	$8,985	$62	$(2,174)	$—	$—	$(5,053)	$(7,165)	$1,820	$91,789	$93,609
PIMCO VIT Emerging Markets Bond Advisor Class	$62,135	$(34,954)	$147,883	$175,064	$411,836	$65,069	$(105)	$—	$(37,291)	$439,509	$614,573	$1,677,560	$2,292,133
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$1,790	$(4,308)	$8,217	$5,699	$8,010	$(4,168)	$—	$—	$(99,006)	$(95,164)	$(89,465)	$176,749	$87,284
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$(22,684)	$5,754	$186,520	$169,590	$794,309	$(39,499)	$(199)	$—	$303,714	$1,058,325	$1,227,915	$5,377,562	$6,605,477
PIMCO VIT Long-Term U.S. Government Institutional Class	$4,515	$(71,102)	$75,246	$8,659	$2,833	$(58,477)	$—	$—	$(33,961)	$(89,605)	$(80,946)	$323,162	$242,216
PIMCO VIT Long-Term US Government Advisor Class	$(44,039)	$(274,128)	$652,319	$334,152	$3,416,812	$(371,858)	$(914)	$—	$3,307,066	$6,351,106	$6,685,258	$13,944,752	$20,630,010
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
PIMCO VIT Real Return Institutional Class	$29,135	$(72,162)	$76,753	$33,726	$117,266	$(64,654)	$—	$—	$(1,125,876)	$(1,073,264)	$(1,039,538)	$1,696,370	$656,832
PIMCO VIT Real Return Advisor Class	$242,307	$(182,071)	$585,188	$645,424	$15,315,742	$(549,787)	$(1,870)	$—	$3,064,688	$17,828,773	$18,474,197	$50,715,595	$69,189,792
Principal Capital Appreciation Class 2	$(320,973)	$1,388,260	$2,895,444	$3,962,731	$7,568,577	$97,738	$(660)	$—	$785,202	$8,450,857	$12,413,588	$13,699,325	$26,112,913
Principal Diversified International	$234	$(20,189)	$50,876	$30,921	$1,068	$(14,234)	$—	$—	$(146,845)	$(160,011)	$(129,090)	$270,723	$141,633
Principal Government & High Quality Bond	$5,984	$(29,745)	$37,125	$13,364	$3,232	$(116,699)	$—	$—	$(104,505)	$(217,972)	$(204,608)	$527,292	$322,684
Principal Small Cap	$(2,358)	$(27,310)	$83,980	$54,312	$5,722	$(108,575)	$—	$—	$1,354	$(101,499)	$(47,187)	$479,568	$432,381
Principal VC Equity Income Class 2	$(104,732)	$1,089,975	$1,102,093	$2,087,336	$4,124,482	$(460,194)	$(752)	$—	$721,029	$4,384,565	$6,471,901	$21,398,270	$27,870,171
Putnam VT International Value Class 1B	$(66,955)	$31,021	$821,378	$785,444	$2,056,687	$65,751	$(253)	$—	$184,517	$2,306,702	$3,092,146	$4,246,652	$7,338,798
Putnam VT Research Class 1B	$(314,767)	$(1,838)	$4,701,248	$4,384,643	$5,430,579	$(188,401)	$(649)	$—	$(707,240)	$4,534,289	$8,918,932	$14,714,475	$23,633,407
Templeton Global Bond VIP Class 1	$(3,523)	$(27,161)	$33,514	$2,830	$2,211	$(46,003)	$—	$—	$(511,162)	$(554,954)	$(552,124)	$834,011	$281,887
Templeton Global Bond VIP Class 2	$(158,297)	$(12,516)	$225,427	$54,614	$1,167,255	$(90,006)	$(211)	$—	$332,307	$1,409,345	$1,463,959	$5,665,687	$7,129,646
Thrivent Aggressive Allocation	$5,652,616	$34,653,137	$187,979,601	$228,285,354	$88,518,824	$(115,766,197)	$(178,859)	$9,750	$(7,560,181)	$(34,976,663)	$193,308,691	$1,310,526,365	$1,503,835,056
Thrivent All Cap	$(532,333)	$795,794	$21,739,035	$22,002,496	$6,374,505	$(10,251,813)	$(5,184)	$(5,236)	$1,695,202	$(2,192,526)	$19,809,970	$109,292,950	$129,102,920
Thrivent Balanced Income Plus	$4,139,581	$(3,880,092)	$29,301,287	$29,560,776	$7,938,737	$(26,191,020)	$(9,241)	$3,042	$(2,425,383)	$(20,683,865)	$8,876,911	$279,185,006	$288,061,917
Thrivent Diversified Income Plus	$15,912,691	$(11,562,690)	$45,904,496	$50,254,497	$15,496,859	$(74,734,403)	$(23,270)	$4,395	$(24,109,817)	$(83,366,236)	$(33,111,739)	$617,646,536	$584,534,797
Thrivent Emerging Markets Equity	$949,943	$(1,146,299)	$4,269,032	$4,072,676	$1,822,713	$(6,010,231)	$(3,135)	$(5,974)	$(1,635,851)	$(5,832,478)	$(1,759,802)	$56,383,243	$54,623,441
Thrivent ESG Index	$(256,927)	$58,281	$8,277,573	$8,078,927	$3,593,630	$(2,112,394)	$(2,699)	$—	$(2,365,689)	$(887,152)	$7,191,775	$31,701,145	$38,892,920
Thrivent Global Stock	$(108,715)	$1,327,443	$35,777,370	$36,996,098	$6,386,662	$(19,001,408)	$(6,388)	$(34,489)	$(2,874,451)	$(15,530,074)	$21,466,024	$188,570,827	$210,036,851
Thrivent Government Bond	$2,544,156	$(4,810,894)	$6,119,870	$3,853,132	$6,597,228	$(14,532,961)	$(6,087)	$1,732	$4,679,586	$(3,260,502)	$592,630	$140,212,009	$140,804,639
Thrivent Healthcare	$(1,986,704)	$10,777,140	$(2,643,584)	$6,146,852	$11,397,188	$(23,949,691)	$(13,047)	$815	$(6,438,726)	$(19,003,461)	$(12,856,609)	$254,547,959	$241,691,350
Thrivent High Yield	$14,615,382	$(7,065,823)	$25,088,196	$32,637,755	$41,273,229	$(24,426,307)	$(14,014)	$(13,312)	$873,859	$17,693,455	$50,331,210	$320,695,984	$371,027,194
Thrivent Income	$9,927,340	$(12,030,112)	$31,834,967	$29,732,195	$39,808,650	$(35,109,210)	$(14,283)	$(473)	$21,745,272	$26,429,956	$56,162,151	$385,496,158	$441,658,309
Thrivent International Allocation	$2,968,146	$(2,103,850)	$32,148,304	$33,012,600	$5,303,247	$(22,728,529)	$(6,812)	$(22,749)	$(8,239,817)	$(25,694,660)	$7,317,940	$210,978,358	$218,296,298
Thrivent International Index	$50,471	$38,792	$4,138,475	$4,227,738	$5,286,609	$(1,229,735)	$(1,510)	$139	$3,111,865	$7,167,368	$11,395,106	$23,695,067	$35,090,173
Thrivent Large Cap Growth	$(12,605,222)	$114,522,189	$268,183,610	$370,100,577	$65,537,738	$(85,067,567)	$(47,519)	$19,990	$27,711,177	$8,153,819	$378,254,396	$816,485,626	$1,194,740,022
Thrivent Large Cap Index	$(1,085,282)	$82,029,908	$147,614,451	$228,559,077	$67,118,274	$(97,923,935)	$(48,692)	$13,354	$(21,170,933)	$(52,011,932)	$176,547,145	$964,142,162	$1,140,689,307
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Large Cap Value	$1,481,785	$30,358,589	$14,378,432	$46,218,806	$23,331,158	$(37,738,856)	$(12,865)	$(13,195)	$(38,183,102)	$(52,616,860)	$(6,398,054)	$449,904,364	$443,506,310
Thrivent Limited Maturity Bond	$5,500,093	$(4,023,967)	$13,366,590	$14,842,716	$21,168,999	$(43,888,515)	$(11,037)	$(30,923)	$(18,754,009)	$(41,515,485)	$(26,672,769)	$331,662,759	$304,989,990
Thrivent Mid Cap Growth	$(1,088,313)	$(613,473)	$9,975,991	$8,274,205	$6,742,313	$(3,319,796)	$(4,347)	$—	$7,956,480	$11,374,650	$19,648,855	$50,178,413	$69,827,268
Thrivent Mid Cap Index	$(313,548)	$26,588,553	$37,614,766	$63,889,771	$27,871,041	$(41,240,334)	$(24,949)	$(9,295)	$(6,302,161)	$(19,705,698)	$44,184,073	$450,158,708	$494,342,781
Thrivent Mid Cap Stock	$(5,934,788)	$28,210,532	$44,499,030	$66,774,774	$42,781,937	$(40,887,619)	$(23,354)	$(13,472)	$16,514,683	$18,372,175	$85,146,949	$521,690,064	$606,837,013
Thrivent Mid Cap Value	$(367,737)	$789,174	$4,521,049	$4,942,486	$4,771,653	$(2,899,341)	$(2,089)	$—	$(8,232,091)	$(6,361,868)	$(1,419,382)	$48,054,846	$46,635,464
Thrivent Moderate Allocation	$84,719,725	$(14,165,639)	$1,025,077,839	$1,095,631,925	$179,203,319	$(913,508,407)	$(324,010)	$66,358	$(67,291,359)	$(801,854,099)	$293,777,826	$8,031,182,875	$8,324,960,701
Thrivent Moderately Aggressive Allocation	$58,117,537	$109,569,443	$628,384,438	$796,071,418	$167,351,819	$(556,514,129)	$(387,359)	$19,782	$(55,888,661)	$(445,418,548)	$350,652,870	$5,239,446,759	$5,590,099,629
Thrivent Moderately Conservative Allocation	$57,214,547	$(49,771,865)	$388,704,613	$396,147,295	$44,406,410	$(501,075,718)	$(113,782)	$17,579	$(89,915,363)	$(546,680,874)	$(150,533,579)	$4,107,066,057	$3,956,532,478
Thrivent Money Market	$11,592,524	$—	$—	$11,592,524	$53,010,454	$(86,752,244)	$(13,356)	$103	$88,600,568	$54,845,525	$66,438,049	$301,938,836	$368,376,885
Thrivent Opportunity Income Plus	$5,827,999	$(6,319,548)	$11,988,466	$11,496,917	$3,028,454	$(24,625,694)	$(4,545)	$(10,975)	$(7,752,092)	$(29,364,852)	$(17,867,935)	$170,114,676	$152,246,741
Thrivent Real Estate Securities	$1,043,408	$5,660,974	$3,330,662	$10,035,044	$3,124,712	$(13,089,090)	$(5,342)	$(1,594)	$(3,218,523)	$(13,189,837)	$(3,154,793)	$128,335,883	$125,181,090
Thrivent Small Cap Growth	$(1,652,134)	$(622,148)	$9,623,695	$7,349,413	$11,032,700	$(5,970,829)	$(6,593)	$95	$10,513,779	$15,569,152	$22,918,565	$84,060,677	$106,979,242
Thrivent Small Cap Index	$(1,285,538)	$14,922,789	$46,397,903	$60,035,154	$29,558,801	$(36,327,864)	$(22,673)	$(3,350)	$2,195,730	$(4,599,356)	$55,435,798	$426,336,082	$481,771,880
Thrivent Small Cap Stock	$(2,966,369)	$41,948,696	$(2,803,528)	$36,178,799	$30,374,088	$(21,704,620)	$(11,986)	$653	$19,479,116	$28,137,251	$64,316,050	$312,211,319	$376,527,369
Vanguard® VIF Capital Growth	$1,306	$51,010	$184,525	$236,841	$513,404	$(110,435)	$—	$—	$(16,576)	$386,393	$623,234	$770,718	$1,393,952
Vanguard® VIF International	$21,107	$(270,436)	$516,157	$266,828	$77,045	$(514,449)	$—	$—	$(463,747)	$(901,151)	$(634,323)	$2,184,753	$1,550,430
Vanguard® VIF Short-Term Investment-Grade	$21,257	$(36,861)	$77,628	$62,024	$121,551	$(431,276)	$—	$—	$22,369	$(287,356)	$(225,332)	$1,297,740	$1,072,408
Vanguard® VIF Small Company Growth	$(1,718)	$(34,110)	$112,669	$76,841	$12	$(120,139)	$—	$—	$(9,512)	$(129,639)	$(52,798)	$454,811	$402,013
Vanguard® VIF Total Bond Market Index	$109,844	$(222,581)	$361,657	$248,920	$255,289	$(1,406,772)	$—	$—	$605,111	$(546,372)	$(297,452)	$5,545,369	$5,247,917
Vanguard® VIF Total Stock Market Index	$42,562	$435,458	$936,283	$1,414,303	$642,753	$(1,236,088)	$—	$—	$(208,782)	$(802,117)	$612,186	$5,984,283	$6,596,469
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2024
(1) ORGANIZATION
The Thrivent Variable Annuity Account I (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account, which commenced operations on October 31, 2002, contains 97 subaccounts as shown below. 30 of the subaccounts invest in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds.) For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2024, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
*American Funds IS® Global Growth	American Funds Insurance Series — Global Growth Portfolio Class 1
**American Funds IS® Global Growth Class 4	American Funds Insurance Series — Global Growth Portfolio Class 4
*American Funds IS® Growth- Income	American Funds Insurance Series — Growth-Income Portfolio Class 1
**American Funds IS® Growth-Income Class 4	American Funds Insurance Series — Growth-Income Portfolio Class 4
**American Funds IS International Growth and Income Class 4	American Funds Insurance Series — International Growth and Income Portfolio Class 4
*American Funds IS® International	American Funds Insurance Series — International Portfolio Class 1
**American Funds IS® International Class 4	American Funds Insurance Series — International Portfolio Class 4
*BlackRock Total Return V.I. Class I	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class I
**BlackRock Total Return V.I. Class III	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class III
*DFA VA International Small Portfolio	Dimensional Instutional Class- International Small Portfolio
*DFA VA US Targeted Value	Dimensional Instutional Class- Targeted Value Portfolio
**Eaton Vance VT Floating- Rate Income	Eaton Vance VT Floating-Rate Income Initial Share Class
*Fidelity® VIP Emerging Markets Initial Class	Fidelity Variable Insurance Products — Emerging Markets Portfolio Initial Class
**Fidelity VIP Emerging Markets Service Class 2	Fidelity Variable Insurance Products — Emerging Markets Portfolio Service Class 2
**Fidelity VIP Energy Service Class 2	Fidelity Variable Insurance Products — Energy Portfolio Service Class 2
*Fidelity® VIP International Capital Appreciation Initial Class	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Initial Class
**Fidelity® VIP International Capital Appreciation Service Class 2	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Service Class 2

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
*Fidelity® VIP Value Initial Class	Fidelity Variable Insurance Products — Value Portfolio Initial Class
**Fidelity VIP Value Service Class 2	Fidelity Variable Insurance Products — Value Portfolio Service Class 2
**Franklin Small Cap Value VIP Class 2	Franklin Small Cap Value VIP Portfolio Class 2
**Goldman Sachs VIT Core Fixed Income Service Shares	Goldman Sachs VIT Core Fixed Income Portfolio Service Shares
**Goldman Sachs VIT Small Cap Equity Insights Service Shares	Goldman Sachs VIT Small Cap Equity Insights Portfolio Service Shares
*Janus Henderson Enterprise Institutional Class	Janus Henderson Institutional Class — Enterprise Portfolio
**Janus Henderson VIT Enterprise Service Class	Janus Henderson VIT Enterprise Portfolio Service Shares
**Janus Henderson VIT Forty Service Class	Janus Henderson VIT Forty Portfolio Service Shares
*John Hancock Core Bond Trust Series I	John Hancock Core Bond Trust Portfolio Series I
**John Hancock VIT Core Bond Trust Series II	John Hancock Core Bond Trust Portfolio Series II
*John Hancock International Equity Index Trust Series I	John Hancock International Equity Index Trust Portfolio Series I
**John Hancock International Small Company Trust Series II	John Hancock International Small Company Trust Portfolio Series II
*John Hancock Strategic Income Opportunities Trust Series I	John Hancock Strategic Income Opportunities Trust Portfolio Series I
**John Hancock Strategic Income Opportunities Trust Series II	John Hancock Strategic Income Opportunities Trust Portfolio Series II
*MFS® VIT II — **MFS® Blended Research Core Equity	MFS Blended Research Core Equity Portfolio Initial Class
**MFS® VIT II — Core Equity Service Class	MFS Variable Insurance Trust II — Core Equity Portfolio Service Share Class
**MFS® VIT III Global Real Estate Service Class	MFS Variable Insurance Trust III — Global Real Estate Portfolio Service Share Class
*MFS® VIT II — **MFS® Corporate Bond	MFS Corporate Bond Portfolio Initial Class
*MFS® VIT III — **MFS® Global Real Estate	MFS Global Real Estate Portfolio Initial Class

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
*MFS® VIT II — **MFS® International Intrinsic Value	MFS International Intrinsic Value Portfolio Initial Class
*MFS® VIT III — **MFS® Mid Cap Value	MFS Mid Cap Value Portfolio Initial Class
**MFS® VIT III Mid Cap Value Service Class	MFS Variable Insurance Trust III — Mid Cap Value Portfolio Service Share Class
**MFS® VIT — New Discovery Series Service Class	MFS Variable Insurance Trust — New Discovery Sereies Service Share Class
*MFS® VIT II — MFS® Technology Initial Class	MFS Initial Class — Technology Portfolio
**MFS® VIT II Technology Service Class	MFS Variable Insurance Trust II — Techonology Portfolio Service Share Class
*MFS® VIT — **MFS® Value Series	MFS Value Series Portfolio Initial Class
**MFS® VIT Value Series Service Class	MFS Variable Insurance Trust — Value Series Service Share Class
*PIMCO VIT Emerging Markets Bond Institutional Class	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
**PIMCO VIT Emerging Markets Bond Advisor Class	PIMCO VIT Emerging Markets Bond Advisor Class
*PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	PIMCO VIT Global Bond Opportunities (Unhedged) Portfolio Institutional Class
**PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	PIMC VIT — Global Bond Opportunities (Unhedged) Portfolio Advisor Class
*PIMCO VIT Long-Term U.S. Government Institutional Class	PIMCO VIT Long -Term U.S. Goverment Portfolio Institutional Class
**PIMCO VIT Long-Term US Government Advisor Class	PIMCO VIT — Long -Term U.S. Goverment Portfolio Advisor Class
*PIMCO VIT Real Return Institutional Class	PIMCO VIT Real Return Portfolio Institutional Class
**PIMCO VIT Real Return Advisor Class	PIMCO VIT — Real Return Portfolio Advisor Class
**Principal Capital Appreciation Class 2	Principal Capital Appreciation Portfolio Class 2
*Principal Diversified International	Principal Variable Contracts Funds, Inc. — Diversified International Portfolio
*Principal Government & High Quality Bond	Principal Variable Contracts Funds, Inc. — Government & High Quality Bond Portfolio
*Principal Small Cap	Principal Variable Contracts Funds, Inc. — Small Cap Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
**Principal VC Equity Income Class 2	Principal VC Equity Income Portfolio Class 2
**Putnam VT International Value Class 1B	Putnam VT International Value Portfolio Class 1B
**Putnam VT Research Class 1B	Putnam VT Research Portfolio Class 1B
*Templeton Global Bond VIP Class 1	Templeton Global Bond VIP Portfolio Class 1
**Templeton Global Bond VIP Class 2	Templeton Global Bond VIP Portfolio Class 2
***Thrivent Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
****Thrivent All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
****Thrivent Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
****Thrivent Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
****Thrivent Emerging Markets Equity	Thrivent Series Fund, Inc. — Emerging Markets Equity Portfolio
****Thrivent ESG Index	Thrivent Series Fund, Inc. — ESG Index Portfolio
****Thrivent Global Stock (a)	Thrivent Series Fund, Inc. — Global Stock Portfolio
***Thrivent Government Bond	Thrivent Series Fund, Inc. — Government Bond
****Thrivent Healthcare	Thrivent Series Fund, Inc. — Healthcare Portfolio
****Thrivent High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
****Thrivent Income	Thrivent Series Fund, Inc. — Income Portfolio
****Thrivent International Allocation	Thrivent Series Fund, Inc. — International Allocation Portfolio
****Thrivent International Index	Thrivent Series Fund, Inc. — International Index Portfolio
****Thrivent Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
****Thrivent Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
****Thrivent Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
****Thrivent Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
****Thrivent Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
****Thrivent Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
****Thrivent Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
****Thrivent Mid Cap Value	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
***Thrivent Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
***Thrivent Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
***Thrivent Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
****Thrivent Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
****Thrivent Opportunity Income Plus (b)	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
****Thrivent Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
****Thrivent Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
****Thrivent Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
****Thrivent Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
*Vanguard® VIF Capital Growth	Vanguard Variable Insurance Fund — Capital Growth Portfolio
*Vanguard® VIF International	Vanguard Variable Insurance Fund — International Portfolio
*Vanguard® VIF Short-Term Investment-Grade	Vanguard Variable Insurance Fund — Short-Term Investment Grade Portfolio
*Vanguard® VIF Small Company Growth	Vanguard Variable Insurance Fund — Small Company Growth Portfolio
*Vanguard® VIF Total Bond Market Index	Vanguard Variable Insurance Fund — Total Bond Market Index Portfolio
*Vanguard® VIF Total Stock Market Index	Vanguard Variable Insurance Fund — Total Stock Market Index Portfolio

(a)
Thrivent Low Volatility Equity merged into Thrivent Global Stock as of July 26, 2024.
(b)
Thrivent Multidimensional Income merged into Thrivent Opportunity Income Plus as of July 26, 2024.
*Available in AdvisorFlex Variable Annuity only.**Available in Retirement Choice Variable Annuity only.***Available in Variable Annuity 2002 and 2005 Series and Retirement Choice only.****Available in Variable Annuity 2002 and 2005 Series, AdvisorFlex and Retirement Choice only.
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Segment Reporting
Effective for year end reporting, the variable product adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). This adoption of the new standard did not affect the variable product’s financial position or its results of operations. The standard aims to enhance segment disclosures for improved investment understanding.
The Variable Account’s operations constitute a single operating segment, and therefore the single reportable segment of the Variable Account. The chief operating decision maker (“CODM”), Vice President — Solutions Pricing & Development, manages the business activities of the Variable Account and utilizes the Statements of Operations and its net income metric to allocate resources and assess performance of the Variable Account. The accounting policies used to measure the profit and loss of the Variable Account are the same as those described in Note 2.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to Section VM-21 of the NAIC Valuation Manual. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the significance of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:
Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:
Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:
Fair value based on significant value driver inputs that are not observable.
The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first Contract Year for the 2002 series and 7% for the 2005 series. This charge decreases by 1% each subsequent contract year. The surrender charge for the AdvisorFlex VA Series is 2% during the first Contract Year and 1% for the second and third Contract Years. No surrender charge is deducted for surrenders occurring more than 3 years since the first premium was applied. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.00% — 2.20% of the average daily net assets of the Variable Account for the 2002 and 2005 series depending on the death benefit option of the contract as shown below. For AdvisorFlex VA series, a daily charge equivalent to an annual rate of 0.40% of the average daily net assets of the Variable Account is deducted for mortality and expense charges. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.85% for the 2002 and 2005 series. For the AdvisorFlex VA series, this rate is 0.40%. An administrative charge equivalent to an annual rate of 0.75% is charged for contracts that have the return protection allocation (RPA) benefit.*
Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With Basic Death Benefit only	1.00%	1.25%
With Maximum Anniversary Death Benefit (MADB)	1.10	1.35

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued

Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With Premium Accumulation Death Benefit (PADB)	1.25	1.50
With Earnings Addition Death Benefit (EADB)	1.40	1.45
With MADB and PADB	1.50	1.55
With MADB and EADB	1.25	1.50
With PADB and EADB	1.40	1.65
With MADB, PADB and EADB	1.45	1.70
With Basic Death Benefit & Return Protection Allocation (RPA)	1.75	2.00
With MADB and RPA	1.85	2.10

Mortality and Expense Risk Charge 2005 Series	Years 1-7	After 7 years
With Basic Death Benefit only	1.25%	1.15%
With MADB	1.45	1.35
With PADB	1.65	1.55
With EADB	1.50	1.40
With MADB and PADB	1.75	1.65
With MADB and EADB	1.60	1.50
With PADB and EADB	1.80	1.70
With MADB, PADB and EADB	1.90	1.80
With Basic Death Benefit & RPA	2.00	1.90
With MADB and RPA	2.20	2.10
With GLWB (Guaranteed Lifetime Withdrawal Benefit)	2.00-2.50	1.90-2.40

Mortality and Expense Risk Charge AdvisorFlex VA Series	Current	Maximum
With Basic Death Benefit only	0.40%	0.50%
With MADB**	0.60%	0.90%

Mortality and Expense Risk Charge Retirement Choice Series	Current	Maximum
With Basic Death Benefit only	1.25%	1.25%
With MADB	1.50%	1.75%
With GLWB	1.55%	3.75%
*The current RPA charge is 0.75% except for the 10 year allocation period in the RP Moderately Conservative Allocation which has a current charge of 0.50%.** The MADB charge for AdvisorFlex Variable Annuity is deducted quarterly, beginning three months after the Date of Issue. The MADB charge is deducted from the Fixed Account and the Subaccounts of the Variable Account on a pro rata basis.
Fund Facilitation Fees AdvisorFlex Variable Annuity
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for expenses assumed from contracts with the Variable Investment Trusts. The charge is based on the average daily net assets of the Variable Account.
Subaccount	Current	Maximum
American Funds IS® Global Growth	0.35%	0.40%
American Funds IS® Growth-Income	0.35%	0.40%
American Funds IS® International	0.35%	0.40%
BlackRock Total Return V.I.	0.35%	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued

Subaccount	Current	Maximum
DFA VA International Small Portfolio	0.35%	0.40%
DFA VA US Targeted Value	0.35%	0.40%
Fidelity VIP Emerging Markets	0.20%	0.40%
Fidelity VIP Intl Capital Appreciation	0.20%	0.40%
Fidelity VIP Value	0.20%	0.40%
Janus Henderson Enterprise	0.20%	0.40%
JHVIT Core Bond Trust	0.10%	0.40%
JHVIT International Equity Index Trust B	0.10%	0.40%
JHVIT Strategic Income Opportunities Trust	0.10%	0.40%
MFS VIT II Blended Research Core Equity	0.10%	0.40%
MFS VIT II Corporate Bond	0.10%	0.40%
MFS VIT II International Intrinsic Value	0.10%	0.40%
MFS VIT II Technology	0.10%	0.40%
MFS VIT III Global Real Estate	0.10%	0.40%
MFS VIT III Mid Cap Value	0.10%	0.40%
MFS VIT Value Series	0.10%	0.40%
PIMCO VIT Emerging Markets Bond	0.35%	0.40%
PIMCO VIT Global Bond Opportunites (Unhedged)	0.35%	0.40%
PIMCO VIT Long-Term U.S. Government	0.35%	0.40%
PIMCO VIT Real Return	0.35%	0.40%
Principal Diversified International	0.35%	0.40%
Principal Government & High Quality Bond	0.35%	0.40%
Principal Small Cap	0.35%	0.40%
Templeton Global Bond VIP	0.20%	0.40%
Vanguard VIF Capital Growth	0.35%	0.40%
Vanguard VIF International	0.35%	0.40%
Vanguard VIF Short-Term Investment-Grade	0.35%	0.40%
Vanguard VIF Small Company Growth	0.35%	0.40%
Vanguard VIF Total Bond Market Index	0.10%	0.40%
Vanguard VIF Total Stock Market Index	0.10%	0.40%
Additionally, during the year ended December 31, 2024, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
Subaccount	Units Outstanding at January 1, 2023	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024
American Funds IS® Global Growth Class 1	17,240	806	(3,615)	14,431	65,133		(7,570)	71,994
American Funds IS® Global Growth Class 4	3,226,559	1,489,563	(954,018)	3,762,104	2,233,504		(1,173,732)	4,821,876

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2023	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024
American Funds IS® Growth-Income Class 1	62,586	1,887	(1,651)	62,822	125,581		(36,312)	152,091
American Funds IS® Growth-Income Class 4	2,343,154	929,920	(462,461)	2,810,613	1,466,202		(793,834)	3,482,981
American Funds IS® International Growth and Income Class 4	542,731	314,681	(173,073)	684,339	330,327		(185,277)	829,389
American Funds IS® International Class 1	48,959	13,868	(14,357)	48,470	15,176		(15,995)	47,651
American Funds IS® International Class 4	407,702	133,720	(84,572)	456,850	190,014		(101,139)	545,725
BlackRock Total Return V.I. Class I	14,841	24,320	(580)	38,581	25,157		(8,836)	54,902
BlackRock Total Return V.I. Class III	7,742,673	3,821,045	(1,954,901)	9,608,817	5,066,820		(3,216,546)	11,459,091
DFA VA International Small Portfolio	18,064	3,431	(2,386)	19,109	31,751		(2,470)	48,390
DFA VA US Targeted Value	54,421	85,831	(22,655)	117,597	21,819		(39,732)	99,684
Eaton Vance VT Floating- Rate Income Initial Share Class	3,503,395	1,962,784	(995,066)	4,471,113	2,818,339		(1,657,145)	5,632,307
Fidelity® VIP Emerging Markets Initial Class	61,853	22,495	(18,720)	65,628	107,356		(18,776)	154,208
Fidelity VIP Emerging Markets Service Class 2	1,526,181	672,760	(468,350)	1,730,591	728,223		(502,994)	1,955,820
Fidelity VIP Energy Service Class 2	554,193	414,976	(334,536)	634,633	388,653		(266,315)	756,971
Fidelity® VIP International Capital Appreciation Initial Class	43,259	13,891	(9,281)	47,869	31,574		(36,208)	43,235
Fidelity VIP International Capital Appreciation Service Class 2	3,252,152	1,706,129	(1,054,146)	3,904,135	1,661,119		(868,539)	4,696,715
Fidelity® VIP Value Initial Class	94,106	9,498	(62,129)	41,475	18,186		(12,513)	47,148
Fidelity VIP Value Service Class 2	1,326,147	925,656	(463,934)	1,787,869	931,519		(614,357)	2,105,031
Franklin Small Cap Value VIP Class 2	1,061,353	616,005	(368,598)	1,308,760	432,581		(369,038)	1,372,303
Goldman Sachs VIT Core Fixed Income Service Shares	4,532,435	2,730,659	(1,242,446)	6,020,648	2,695,489		(1,277,267)	7,438,870
Goldman Sachs VIT Small Cap Equity Insights Service Shares	639,976	332,389	(185,107)	787,258	540,647		(243,798)	1,084,107
Janus Henderson Enterprise Institutional Class	63,380	1,201	(9,195)	55,386	3,432		(17,482)	41,336
Janus Henderson VIT Enterprise Service Class	1,247,398	1,094,069	(465,299)	1,876,168	808,804		(540,062)	2,144,910
Janus Henderson VIT Forty Service Class	4,431,383	2,046,846	(1,439,490)	5,038,739	2,258,056		(1,613,186)	5,683,609
John Hancock Core Bond Trust Series I	79,295	6,119	(14,472)	70,942	77,148		(8,158)	139,932

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2023	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024
John Hancock Core Bond Trust Series II	1,870,005	1,503,232	(687,965)	2,685,272	2,387,263		(754,784)	4,317,751
John Hancock International Equity Index Trust B Series I	13,659	14,039	(12,188)	15,510	7,218		(7,314)	15,414
John Hancock International Small Company Trust Series II	188,394	91,657	(47,702)	232,349	105,688		(69,864)	268,173
John Hancock Strategic Income Opportunities Trust Series I	58,517	5,111	(7,849)	55,779	16,451		(22,377)	49,853
John Hancock Strategic Income Opportunities Trust Series II	2,472,169	1,355,156	(703,121)	3,124,204	2,069,473		(965,011)	4,228,666
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	64,115	7,479	(27,032)	44,562	123,555		(12,896)	155,221
MFS® VIT II - Core Equity Service Class	1,766,367	919,776	(546,342)	2,139,801	517,567		(450,260)	2,207,108
MFS® VIT III Global Real Estate Service Class	391,182	206,165	(88,841)	508,506	208,627		(126,183)	590,950
MFS® VIT II - MFS® Corporate Bond Initial Class	22,205	1,185	(398)	22,992	31,335		(5,549)	48,778
MFS® VIT III - MFS® Global Real Estate Initial Class	10,016	810	(3,251)	7,575	3,043		(3,223)	7,395
MFS® VIT II - MFS® International Intrinsic Value Initial Class	23,598	1,249	(5,850)	18,997	2,711		(963)	20,745
MFS® VIT III - MFS® Mid Cap Value Initial Class	51,261	2,292	(16,251)	37,302	33,603		(17,726)	53,179
MFS® VIT III Mid Cap Value Service Class	552,925	342,345	(173,285)	721,985	275,856		(157,660)	840,181
MFS® VIT - New Discovery Series Service Class	1,651,956	840,939	(501,801)	1,991,094	670,567		(479,303)	2,182,358
MFS® VIT II - MFS® Technology Initial Class	51,337	12,637	(6,907)	57,067	22,784		(6,423)	73,428
MFS® VIT II Technology Service Class	2,411,545	1,413,841	(1,025,915)	2,799,471	1,987,528		(1,436,883)	3,350,116
MFS® VIT - MFS® Value Initial Class	49,653	6,256	(18,742)	37,167	16,053		(21,128)	32,092
MFS® VIT Value Series Service Class	1,003,893	545,754	(295,979)	1,253,668	358,961		(287,185)	1,325,444
PIMCO VIT Emerging Markets Bond Institutional Class	9,558	147	(880)	8,825	2,577		(2,794)	8,608
PIMCO VIT Emerging Markets Bond Advisor Class	192,987	101,364	(53,825)	240,526	95,637		(53,911)	282,252
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	18,538	2,216	(12,004)	8,750	7,890		(853)	15,787

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2023	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	593,357	230,134	(121,685)	701,806	398,251		(189,689)	910,368
PIMCO VIT Long-Term U.S. Government Institutional Class	36,958	10,423	(20,583)	26,798	17,542		(3,894)	40,446
PIMCO VIT Long-Term US Government Advisor Class	2,191,689	1,743,374	(774,667)	3,160,396	2,364,213		(1,264,520)	4,260,089
PIMCO VIT Real Return Institutional Class	155,555	15,886	(112,994)	58,447	18,732		(29,507)	47,672
PIMCO VIT Real Return Advisor Class	5,347,956	3,293,651	(1,508,486)	7,133,121	4,118,046		(1,903,384)	9,347,783
Principal Capital Appreciation Class 2	1,082,627	1,068,488	(477,453)	1,673,662	1,571,099		(656,479)	2,588,282
Principal Diversified International	24,547	89	(13,620)	11,016	2,722		(4,257)	9,481
Principal Government & High Quality Bond	56,764	2,197	(25,513)	33,448	37,084		(7,630)	62,902
Principal Small Cap	34,316	1,478	(8,812)	26,982	12,984		(16,594)	23,372
Principal VC Equity Income Class 2	1,625,185	816,626	(509,647)	1,932,164	458,642		(435,084)	1,955,722
Putnam VT International Value Class 1B	332,683	333,421	(175,601)	490,503	306,594		(133,046)	664,051
Putnam VT Research Class 1B	1,211,864	757,709	(440,135)	1,529,438	880,312		(534,819)	1,874,931
Templeton Global Bond VIP Class 1	96,571	750	(65,501)	31,820	2,728		(10,707)	23,841
Templeton Global Bond VIP Class 2	646,872	266,739	(112,488)	801,123	420,035		(225,785)	995,373
Thrivent Aggressive Allocation	55,721,879	13,250,446	(12,102,298)	56,870,027	11,825,411		(12,936,427)	55,759,011
Thrivent All Cap	3,705,786	1,180,703	(1,029,858)	3,856,631	1,068,488		(922,342)	4,002,777
Thrivent Balanced Income Plus	13,720,078	2,712,874	(3,461,513)	12,971,439	2,120,165		(3,452,361)	11,639,243
Thrivent Diversified Income Plus	31,736,293	5,712,117	(9,398,647)	28,049,763	4,643,634		(7,812,835)	24,880,562
Thrivent Emerging Markets Equity	4,757,505	1,055,735	(1,525,570)	4,287,670	859,744		(1,523,175)	3,624,239
Thrivent ESG Index	2,546,726	896,148	(970,121)	2,472,753	785,629		(734,567)	2,523,815
Thrivent Global Stock	7,960,989	1,314,072	(1,757,889)	7,517,172	2,159,735	1,918,177	(2,918,395)	8,676,689
Thrivent Government Bond	11,400,069	4,286,941	(4,278,760)	11,408,250	3,894,360		(4,110,021)	11,192,589
Thrivent Healthcare	9,027,818	2,738,182	(2,703,575)	9,062,425	2,049,905		(2,223,666)	8,888,664
Thrivent High Yield	21,116,307	8,979,799	(6,205,598)	23,890,508	10,239,231		(6,546,115)	27,583,624
Thrivent Income	31,357,184	12,446,557	(8,800,679)	35,003,062	16,535,707		(9,351,595)	42,187,174
Thrivent International Allocation	19,231,247	2,946,136	(5,160,840)	17,016,543	2,519,042		(4,812,387)	14,723,198
Thrivent International Index	2,082,068	1,336,342	(766,215)	2,652,195	1,259,259		(734,227)	3,177,227
Thrivent Large Cap Growth	31,132,638	12,811,030	(10,211,135)	33,732,533	14,155,382		(10,885,901)	37,002,014
Thrivent Large Cap Index	34,904,189	11,259,919	(10,634,862)	35,529,246	12,358,202		(10,299,270)	37,588,178
Thrivent Large Cap Value	15,630,857	4,518,586	(5,679,254)	14,470,189	3,300,209		(4,333,830)	13,436,568

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2023	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024
Thrivent Limited Maturity Bond	28,810,385	8,479,101	(11,653,683)	25,635,803	8,399,997		(9,466,792)	24,569,008
Thrivent Mid Cap Growth	4,602,553	2,382,045	(1,433,203)	5,551,395	2,287,826		(1,958,819)	5,880,402
Thrivent Mid Cap Index	14,425,852	4,706,261	(4,211,724)	14,920,389	5,232,192		(4,551,689)	15,600,892
Thrivent Mid Cap Stock	16,043,207	6,257,473	(3,915,450)	18,385,230	6,556,991		(5,129,073)	19,813,148
Thrivent Mid Cap Value	3,033,500	1,164,432	(1,560,747)	2,637,185	627,046		(958,190)	2,306,041
Thrivent Moderate Allocation	430,664,927	47,736,970	(84,607,206)	393,794,691	46,121,168		(94,295,723)	345,620,136
Thrivent Moderately Aggressive Allocation	248,038,649	33,621,492	(48,932,189)	232,727,952	54,013,716		(57,455,186)	229,286,482
Thrivent Moderately Conservative Allocation	263,124,399	42,522,155	(75,846,856)	229,799,698	27,235,133		(68,344,880)	188,689,951
Thrivent Money Market	307,059,506	296,239,968	(244,072,489)	359,226,985	325,215,985		(313,987,873)	370,455,097
Thrivent Opportunity Income Plus	12,472,929	2,360,718	(4,442,357)	10,391,290	2,701,511	2,747,154	(4,416,358)	11,423,597
Thrivent Real Estate Securities	4,901,671	1,271,411	(1,676,356)	4,496,726	864,374		(1,165,649)	4,195,451
Thrivent Small Cap Growth	6,217,126	3,276,925	(2,101,775)	7,392,276	2,283,628		(2,191,031)	7,484,873
Thrivent Small Cap Index	14,388,542	5,166,200	(4,100,444)	15,454,298	5,492,011		(4,741,776)	16,204,533
Thrivent Small Cap Stock	10,028,935	4,681,157	(2,729,887)	11,980,205	4,376,206		(3,683,167)	12,673,244
Vanguard® VIF Capital Growth	47,164	29,990	(10,000)	67,154	29,017		(8,844)	87,327
Vanguard® VIF International	159,565	39,865	(99,850)	99,580	4,727		(38,347)	65,960
Vanguard® VIF Short-Term Investment-Grade	127,188	50,924	(78,361)	99,751	54,909		(32,411)	122,249
Vanguard® VIF Small Company Growth	34,252	8,026	(16,776)	25,502	952		(4,495)	21,959
Vanguard® VIF Total Bond Market Index	566,060	159,410	(215,537)	509,933	196,032		(235,818)	470,147
Vanguard® VIF Total Stock Market Index	367,333	86,472	(130,715)	323,090	76,090		(111,413)	287,767
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2024 were as follows:
Subaccount	Purchases	Sales
American Funds IS® Global Growth Class 1	$1,364,409	$152,575
American Funds IS® Global Growth Class 4	20,998,596	3,935,159
American Funds IS® Growth-Income Class 1	3,002,378	806,313
American Funds IS® Growth-Income Class 4	17,131,238	3,427,266
American Funds IS® International Growth and Income Class 4	2,798,977	818,729
American Funds IS® International Class 1	172,407	177,822
American Funds IS® International Class 4	1,740,781	697,857
BlackRock Total Return V.I. Class I	256,165	73,214
BlackRock Total Return V.I. Class III	25,408,878	6,701,055
DFA VA International Small Portfolio	456,870	34,037
DFA VA US Targeted Value	507,278	720,712

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Eaton Vance VT Floating-Rate Income Initial Share Class	22,121,868	4,549,828
Fidelity® VIP Emerging Markets Initial Class	1,690,335	272,523
Fidelity VIP Emerging Markets Service Class 2	5,129,337	2,469,239
Fidelity VIP Energy Service Class 2	5,885,497	2,368,839
Fidelity® VIP International Capital Appreciation Initial Class	546,440	631,124
Fidelity VIP International Capital Appreciation Service Class 2	12,977,870	2,557,681
Fidelity® VIP Value Initial Class	433,111	222,431
Fidelity VIP Value Service Class 2	14,692,771	3,900,897
Franklin Small Cap Value VIP Class 2	4,305,322	2,810,176
Goldman Sachs VIT Core Fixed Income Service Shares	15,986,887	2,320,596
Goldman Sachs VIT Small Cap Equity Insights Service Shares	7,863,013	1,446,722
Janus Henderson Enterprise Institutional Class	117,188	366,764
Janus Henderson VIT Enterprise Service Class	7,806,419	2,552,533
Janus Henderson VIT Forty Service Class	23,112,142	8,308,204
John Hancock Core Bond Trust Series I	837,594	84,495
John Hancock Core Bond Trust Series II	16,504,985	1,524,060
John Hancock International Equity Index Trust B Series I	102,030	99,502
John Hancock International Small Company Trust Series II	1,021,435	477,386
John Hancock Strategic Income Opportunities Trust Series I	171,879	223,065
John Hancock Strategic Income Opportunities Trust Series II	13,620,528	1,930,054
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	3,107,572	281,781
MFS® VIT II - Core Equity Service Class	5,927,871	3,494,603
MFS® VIT III Global Real Estate Service Class	1,612,835	653,032
MFS® VIT II - MFS® Corporate Bond Initial Class	362,575	63,037
MFS® VIT III - MFS® Global Real Estate Initial Class	42,001	42,207
MFS® VIT II - MFS® International Intrinsic Value Initial Class	59,826	16,449
MFS® VIT III - MFS® Mid Cap Value Initial Class	619,117	313,256
MFS® VIT III Mid Cap Value Service Class	3,983,531	1,315,235
MFS® VIT - New Discovery Series Service Class	3,672,299	1,802,499
MFS® VIT II - MFS® Technology Initial Class	742,844	184,247
MFS® VIT II Technology Service Class	14,309,682	5,311,545
MFS® VIT - MFS® Value Initial Class	320,477	352,019
MFS® VIT Value Series Service Class	4,724,814	2,017,490
PIMCO VIT Emerging Markets Bond Institutional Class	35,177	32,376
PIMCO VIT Emerging Markets Bond Advisor Class	766,136	225,279
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	81,390	9,043
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	2,778,867	680,393
PIMCO VIT Long-Term U.S. Government Institutional Class	163,200	34,845
PIMCO VIT Long-Term US Government Advisor Class	10,475,590	3,281,486
PIMCO VIT Real Return Institutional Class	224,043	334,163
PIMCO VIT Real Return Advisor Class	25,761,879	3,037,569
Principal Capital Appreciation Class 2	21,078,736	3,092,474
Principal Diversified International	42,603	58,126

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Principal Government & High Quality Bond	371,081	75,160
Principal Small Cap	211,887	268,647
Principal VC Equity Income Class 2	4,799,788	3,801,336
Putnam VT International Value Class 1B	3,627,803	814,357
Putnam VT Research Class 1B	9,963,227	3,697,730
Templeton Global Bond VIP Class 1	22,602	91,486
Templeton Global Bond VIP Class 2	2,063,108	547,648
Thrivent Aggressive Allocation	216,184,799	237,382,545
Thrivent All Cap	23,158,313	26,059,020
Thrivent Balanced Income Plus	37,479,656	67,842,942
Thrivent Diversified Income Plus	67,115,996	127,621,487
Thrivent Emerging Markets Equity	12,741,017	16,852,636
Thrivent ESG Index	10,233,202	9,518,495
Thrivent Global Stock	76,506,806	50,161,963
Thrivent Government Bond	33,306,939	35,912,412
Thrivent Healthcare	32,974,237	46,387,405
Thrivent High Yield	99,770,769	50,424,371
Thrivent Income	142,833,562	58,194,885
Thrivent International Allocation	24,359,620	50,654,314
Thrivent International Index	14,399,149	6,782,042
Thrivent Large Cap Growth	270,218,294	217,397,229
Thrivent Large Cap Index	207,937,295	238,555,307
Thrivent Large Cap Value	64,774,995	101,413,516
Thrivent Limited Maturity Bond	62,949,108	73,461,005
Thrivent Mid Cap Growth	19,665,992	16,800,050
Thrivent Mid Cap Index	90,161,042	103,728,362
Thrivent Mid Cap Stock	89,719,854	98,735,389
Thrivent Mid Cap Value	8,457,442	13,949,483
Thrivent Moderate Allocation	884,983,232	1,648,673,977
Thrivent Moderately Aggressive Allocation	840,413,898	1,015,011,843
Thrivent Moderately Conservative Allocation	294,308,986	928,674,698
Thrivent Money Market	225,040,614	197,666,484
Thrivent Opportunity Income Plus	68,372,769	50,583,822
Thrivent Real Estate Securities	17,255,581	23,745,642
Thrivent Small Cap Growth	20,372,497	21,403,103
Thrivent Small Cap Index	81,977,508	98,041,119
Thrivent Small Cap Stock	63,810,420	70,415,765
Vanguard® VIF Capital Growth	710,870	221,419
Vanguard® VIF International	123,288	620,218
Vanguard® VIF Short-Term Investment-Grade	622,986	342,608
Vanguard® VIF Small Company Growth	16,719	76,411
Vanguard® VIF Total Bond Market Index	2,079,173	2,320,845
Vanguard® VIF Total Stock Market Index	2,232,322	2,402,242

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2024, except as indicated in Note 1, follows:
Subaccount	2024	2023	2022	2021	2020
American Funds IS® Global Growth Class 1
Units (a)	71,994	14,431	17,240	36,233	36,615
Unit value	$20.93	$18.51	$15.17	$20.26	$17.48
Net assets	$1,507,097	$267,421	$261,836	$734,318	$640,526
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.61%	1.08%	0.67%	0.58%	0.52%
Total return (d)	13.08%	21.99%	(25.10) %	15.85%	29.80%
American Funds IS® Global Growth Class 4
Units (a)	4,821,876	3,762,104	3,226,559	2,001,793	459,264
Unit value	$14.50-$14.31	$12.91-$12.78	$10.66-$10.58	$14.33-$14.27	$12.46-$12.44
Net assets	$68,977,521	$48,065,408	$34,131,006	$28,557,768	$5,712,550
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.45%	0.74%	0.50%	0.19%	0.03%
Total return (d) (4)	11.97 - 12.31%	20.78 - 21.14%	(25.85) - (25.63) %	14.69 - 15.04%	24.38 - 24.57%
American Funds IS® Growth-Income Class 1
Units (a)	152,091	62,822	62,586	69,963	49,596
Unit value	$24.53	$19.84	$15.81	$19.03	$15.41
Net assets	$3,730,354	$1,246,608	$989,395	$1,331,148	$764,147
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.04%	1.63%	1.54%	1.51%	1.65%
Total return (d)	23.60%	25.52%	(16.91) %	23.49%	12.96%
American Funds IS® Growth-Income Class 4
Units (a)	3,482,981	2,810,613	2,343,154	1,263,016	474,948
Unit value	$18.15-$17.90	$14.78-$14.63	$11.86-$11.77	$14.38-$14.31	$11.72-$11.71
Net assets	$62,353,993	$41,119,381	$27,586,033	$18,076,077	$5,559,670
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.00%	1.27%	1.31%	1.16%	1.56%
Total return (d) (4)	22.37 - 22.74%	24.27 - 24.64%	(17.74) - (17.49) %	22.26 - 22.63%	17.06 - 17.24%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
American Funds IS® International Growth and Income Class 4
Units (a)	829,389	684,339	542,731	335,829	90,952
Unit value	$12.66-$12.49	$12.40-$12.27	$10.82-$10.74	$12.93-$12.87	$12.42-$12.40
Net assets	$10,359,486	$8,395,304	$5,828,889	$4,323,192	$1,128,128
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	2.48%	2.59%	3.37%	4.11%	1.95%
Total return (d) (4)	1.82 - 2.12%	14.23 - 14.57%	(16.57) - (16.32) %	3.79 - 4.10%	24.04 - 24.22%
American Funds IS® International Class 1
Units (a)	47,651	48,470	48,959	43,709	94,691
Unit value	$12.18	$11.87	$10.30	$13.06	$13.32
Net assets	$580,257	$575,178	$504,085	$570,837	$1,261,546
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.45%	1.57%	2.07%	2.10%	0.90%
Total return (d)	2.62%	15.25%	(21.16) %	(1.97) %	13.42%
American Funds IS® International Class 4
Units (a)	545,725	456,850	407,702	252,971	80,030
Unit value	$11.36-$11.20	$11.14-$11.02	$9.73-$9.66	$12.44-$12.38	$12.78-$12.76
Net assets	$6,113,535	$5,035,301	$3,937,410	$3,132,211	$1,020,861
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.04%	1.16%	1.78%	3.34%	0.62%
Total return (d) (4)	1.64 - 1.95%	14.13 - 14.47%	(22.00) - (21.77) %	(2.93) - (2.64) %	27.56 - 27.75%
BlackRock Total Return V.I. Class I
Units (a)	54,902	38,581	14,841	14,684	21,410
Unit value	$10.31	$10.24	$9.75	$11.43	$11.68
Net assets	$563,816	$393,977	$144,379	$167,772	$249,847
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	4.31%	3.63%	2.21%	1.82%	2.15%
Total return (d)	0.62%	5.04%	(14.69) %	(2.17) %	8.07%
BlackRock Total Return V.I. Class III
Units (a)	11,459,091	9,608,817	7,742,673	4,819,795	1,117,776
Unit value	$8.85-$8.73	$8.83-$8.74	$8.46-$8.39	$9.96-$9.91	$10.23-$10.21
Net assets	$99,675,663	$83,725,566	$64,807,476	$47,740,662	$11,399,787
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	3.98%	3.51%	1.90%	1.23%	0.62%
Total return (d) (4)	(0.13) - 0.17%	4.11 - 4.42%	(15.33) - (15.08) %	(2.92) - (2.62) %	2.12 - 2.27%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
DFA VA International Small Portfolio
Units (a)	48,390	19,109	18,064	25,610	30,595
Unit value	$12.86	$12.49	$11.02	$13.49	$11.86
Net assets	$622,527	$238,590	$199,138	$345,392	$362,877
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	5.18%	3.24%	2.25%	2.61%	1.93%
Total return (d)	3.04%	13.26%	(18.26) %	13.71%	8.59%
DFA VA US Targeted Value
Units (a)	99,684	117,597	54,421	182,156	91,976
Unit value	$19.37	$18.05	$15.15	$15.93	$11.49
Net assets	$1,931,021	$2,122,543	$824,549	$2,902,558	$1,057,200
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.27%	2.36%	0.55%	2.15%	1.75%
Total return (d)	7.32%	19.14%	(4.93) %	38.64%	3.20%
Eaton Vance VT Floating- Rate Income Initial Share Class
Units (a)	5,632,307	4,471,113	3,503,395	1,323,842	129,617
Unit value	$12.30-$12.13	$11.53-$11.41	$10.47-$10.39	$10.86-$10.81	$10.59-$10.57
Net assets	$68,339,105	$51,018,053	$36,395,320	$14,317,533	$1,370,342
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	7.68%	8.22%	4.96%	2.85%	1.51%
Total return (d) (4)	6.33 - 6.65%	9.83 - 10.16%	(3.94) - (3.65)%	2.31 - 2.62%	5.70 - 5.86%
Fidelity® VIP Emerging Markets Initial Class
Units (a)	154,208	65,628	61,853	64,683	85,757
Unit value	$14.85	$13.58	$12.45	$15.68	$16.14
Net assets	$2,287,988	$889,269	$768,760	$1,012,454	$1,382,046
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	2.42%	2.30%	1.66%	2.06%	0.82%
Total return (d)	9.37%	9.01%	(20.59) %	(2.83) %	30.48%
Fidelity VIP Emerging Markets Service Class 2
Units (a)	1,955,820	1,730,591	1,526,181	937,607	178,851
Unit value	$12.26-$12.10	$11.29-$11.17	$10.40-$10.33	$13.19-$13.13	$13.65-$13.63
Net assets	$23,659,824	$19,324,866	$15,760,125	$12,312,593	$2,436,975
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.28%	2.15%	1.88%	3.15%	0.85%
Total return (d) (4)	8.33 - 8.66%	8.13 - 8.46%	(21.36) - (21.12) %	(3.62) - (3.33) %	36.26 - 36.46%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Fidelity VIP Energy Service Class 2
Units (a)	756,971	634,633	554,193	193,497	62,473
Unit value	$27.44-$27.07	$26.63-$26.35	$26.70-$26.50	$16.55-$16.47	$10.79-$10.77
Net assets	$20,491,101	$16,724,953	$14,685,402	$3,187,690	$673,078
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	2.16%	2.47%	2.78%	2.85%	4.36%
Total return (d) (4)	2.72 - 3.03%	(0.55) - (0.25) %	60.85 - 61.33%	52.91 - 53.37%	7.74 - 7.90%
Fidelity® VIP International Capital Appreciation Initial Class
Units (a)	43,235	47,869	43,259	43,837	35,204
Unit value	$17.49	$16.27	$12.84	$17.54	$15.71
Net assets	$756,338	$778,698	$555,236	$769,052	$553,046
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.85%	0.43%	0.30%	0.00%	0.28%
Total return (d)	7.54%	26.74%	(26.84) %	11.67%	21.50%
Fidelity VIP International Capital Appreciation Service Class 2
Units (a)	4,696,715	3,904,135	3,252,152	1,705,920	411,670
Unit value	$13.40-$13.22	$12.54-$12.41	$9.95-$9.88	$13.68-$13.62	$12.32-$12.30
Net assets	$62,095,473	$48,433,953	$32,121,161	$23,235,598	$5,064,332
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.65%	0.17%	0.11%	0.00%	0.25%
Total return (d) (4)	6.57 - 6.89%	25.60 - 25.98%	(27.48) - (27.27) %	10.72 - 11.05%	23.02 - 23.21%
Fidelity® VIP Value Initial Class
Units (a)	47,148	41,475	94,106	36,332	29,117
Unit value	$20.84	$18.82	$15.81	$16.59	$12.82
Net assets	$982,465	$780,699	$1,487,636	$602,568	$373,257
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	1.31%	0.86%	2.35%	1.86%	1.56%
Total return (d)	10.70%	19.07%	(4.68) %	29.38%	5.62%
Fidelity VIP Value Service Class 2
Units (a)	2,105,031	1,787,869	1,326,147	517,398	130,177
Unit value	$20.83-$20.55	$18.93-$18.74	$16.00-$15.88	$16.88-$16.80	$13.13-$13.11
Net assets	$43,263,053	$33,497,468	$21,058,086	$8,691,844	$1,707,050
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.28%	1.25%	1.69%	2.17%	1.76%
Total return (d) (4)	9.69 - 10.03%	17.99 - 18.34%	(5.48) - (5.19)%	28.11 - 28.49%	31.13 - 31.33%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Franklin Small Cap Value VIP Class 2
Units (a)	1,372,303	1,308,760	1,061,353	627,010	152,184
Unit value	$17.54-$17.30	$15.85-$15.68	$14.19-$14.08	$15.93-$15.86	$12.83-$12.81
Net assets	$23,740,186	$20,525,471	$14,948,896	$9,942,902	$1,949,191
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.91%	0.53%	0.97%	0.97%	0.00%
Total return (d) (4)	10.31 - 10.64%	11.35 - 11.68%	(11.18) - (10.91) %	23.81 - 24.18%	28.08 - 28.27%
Goldman Sachs VIT Core Fixed Income Service Shares
Units (a)	7,438,870	6,020,648	4,532,435	2,902,428	714,151
Unit value	$8.77-$8.65	$8.77-$8.68	$8.37-$8.31	$9.86-$9.81	$10.18-$10.16
Net assets	$64,342,075	$52,269,954	$37,648,278	$28,477,292	$7,256,760
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	3.69%	2.87%	1.48%	1.08%	0.93%
Total return (d) (4)	(0.37) - (0.07) %	4.52 - 4.83%	(15.34) - (15.09) %	(3.44) - (3.15) %	1.62 - 1.77%
Goldman Sachs VIT Small Cap Equity Insights Service Shares
Units (a)	1,084,107	787,258	639,976	324,002	66,287
Unit value	$17.34-$17.10	$14.73-$14.58	$12.50-$12.41	$15.70-$15.63	$12.84-$12.82
Net assets	$18,540,955	$11,475,176	$7,940,373	$5,064,960	$849,514
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.89%	0.89%	0.12%	0.39%	0.00%
Total return (d) (4)	17.33 - 17.69%	17.48 - 17.83%	(20.63) - (20.39) %	21.96 - 22.33%	28.18 - 28.37%
Janus Henderson Enterprise Institutional Class
Units (a)	41,336	55,386	63,380	64,866	97,240
Unit value	$23.02	$20.04	$17.07	$20.43	$17.59
Net assets	$951,661	$1,109,679	$1,081,931	$1,325,200	$1,710,641
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.73%	0.15%	0.40%	0.39%	0.11%
Total return (d)	14.91%	17.37%	(16.44) %	16.13%	18.76%
Janus Henderson VIT Enterprise Service Class
Units (a)	2,144,910	1,876,168	1,247,398	752,121	195,495
Unit value	$16.30-$16.08	$14.27-$14.12	$12.23-$12.14	$14.73-$14.66	$12.76-$12.74
Net assets	$34,493,104	$26,494,449	$15,144,164	$11,026,674	$2,490,231
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.62%	0.11%	0.26%	0.22%	0.00%
Total return (d) (4)	13.88 - 14.22%	16.32 - 16.67%	(17.19) - (16.94) %	15.09 - 15.44%	27.38 - 27.57%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Janus Henderson VIT Forty Service Class
Units (a)	5,683,609	5,038,739	4,431,383	2,269,317	492,574
Unit value	$17.50-$17.26	$13.79-$13.64	$9.97-$9.89	$15.18-$15.11	$12.50-$12.48
Net assets	$98,119,813	$68,745,903	$43,835,296	$34,298,617	$6,148,759
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.01%	0.13%	0.06%	0.48%	0.00%
Total return (d) (4)	26.53 - 26.92%	37.92 - 38.34%	(34.55) - (34.35) %	21.08 - 21.44%	24.83 - 25.02%
John Hancock Core Bond Trust Series I
Units (a)	139,932	70,942	79,295	85,822	51,746
Unit value	$10.39	$10.28	$9.76	$11.35	$11.64
Net assets	$1,453,497	$729,398	$773,802	$974,407	$602,436
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.87%	2.99%	2.09%	2.18%	2.14%
Total return (d)	1.03%	5.36%	(14.05) %	(2.48) %	8.25%
John Hancock Core Bond Trust Series II
Units (a)	4,317,751	2,685,272	1,870,005	1,168,969	262,694
Unit value	$8.80-$8.68	$8.78-$8.68	$8.39-$8.33	$9.83-$9.78	$10.15-$10.13
Net assets	$37,480,807	$23,321,148	$15,571,314	$11,435,576	$2,661,499
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	3.59%	3.21%	2.36%	2.24%	2.42%
Total return (d) (4)	(0.05) - 0.25%	4.30 - 4.61%	(14.88) - (14.63) %	(3.44) - (3.15) %	1.32 - 1.47%
John Hancock International Equity Index Trust B Series I
Units (a)	15,414	15,510	13,659	21,173	15,364
Unit value	$13.47	$12.91	$11.24	$13.48	$12.59
Net assets	$207,692	$200,233	$153,542	$285,310	$193,386
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.36%	2.69%	3.51%	3.77%	2.79%
Total return (d)	4.37%	14.84%	(16.58) %	7.06%	10.20%
John Hancock International Small Company Trust Series II
Units (a)	268,173	232,349	188,394	116,295	28,117
Unit value	$13.28-$13.10	$13.04-$12.90	$11.61-$11.53	$14.36-$14.30	$12.78-$12.76
Net assets	$3,513,030	$2,997,954	$2,171,729	$1,662,478	$358,695
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	2.56%	1.93%	2.09%	1.53%	1.65%
Total return (d) (4)	1.53 - 1.83%	11.93 - 12.27%	(19.36) - (19.12) %	12.06 - 12.39%	27.57 - 27.76%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
John Hancock Strategic Income Opportunities Trust Series I
Units (a)	49,853	55,779	58,517	48,004	35,367
Unit value	$11.33	$11.04	$10.32	$11.53	$11.48
Net assets	$564,947	$615,821	$603,798	$553,411	$405,899
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.56%	3.57%	3.69%	3.14%	1.91%
Total return (d)	2.64%	7.00%	(10.50) %	0.45%	8.05%
John Hancock Strategic Income Opportunities Trust Series II
Units (a)	4,228,666	3,124,204	2,472,169	1,500,673	215,685
Unit value	$10.37-$10.23	$10.18-$10.07	$9.58-$9.51	$10.78-$10.73	$10.81-$10.79
Net assets	$43,271,298	$31,458,161	$23,504,782	$16,106,225	$2,327,734
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	2.59%	3.56%	3.83%	4.71%	1.73%
Total return (d) (4)	1.63 - 1.93%	5.90 - 6.22%	(11.41) - (11.15) %	(0.55) - (0.25) %	7.92 - 8.09%
MFS® VIT II - MFS® Blended Research Core Equity Initial Class
Units (a)	155,221	44,562	64,115	13,871	13,235
Unit value	$25.83	$20.68	$16.17	$19.35	$15.01
Net assets	$4,008,664	$921,608	$1,036,857	$268,398	$198,703
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.04%	1.20%	1.42%	1.29%	1.65%
Total return (d)	24.87%	27.89%	(16.42) %	28.88%	14.76%
MFS® VIT II - Core Equity Service Class
Units (a)	2,207,108	2,139,801	1,766,367	822,895	148,578
Unit value	$17.69-$17.45	$14.90-$14.74	$12.25-$12.16	$14.99-$14.92	$12.10-$12.08
Net assets	$38,519,127	$31,548,809	$21,474,787	$12,276,626	$1,794,795
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.39%	0.33%	0.10%	0.33%	0.20%
Total return (d) (4)	18.37 - 18.73%	21.27 - 21.64%	(18.51) - (18.26) %	23.50 - 23.87%	20.80 - 20.98%
MFS® VIT III Global Real Estate Service Class
Units (a)	590,950	508,506	391,182	186,083	39,461
Unit value	$11.40-$11.24	$11.85-$11.73	$10.76-$10.68	$14.91-$14.84	$11.59-$11.57
Net assets	$6,645,143	$5,964,960	$4,178,162	$2,762,005	$456,663
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.47%	0.49%	1.30%	1.28%	0.16%
Total return (d) (4)	(4.14) - (3.85) %	9.83 - 10.15%	(28.04) - (27.82) %	28.26 - 28.64%	15.73 - 15.90%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
MFS® VIT II - MFS® Corporate Bond Initial Class
Units (a)	48,778	22,992	22,205	25,791	23,218
Unit value	$11.22	$10.95	$10.09	$12.12	$12.35
Net assets	$547,472	$251,803	$223,992	$312,601	$286,838
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.39%	3.98%	3.32%	2.61%	3.35%
Total return (d)	2.48%	8.57%	(16.77) %	(1.89) %	10.02%
MFS® VIT III - MFS® Global Real Estate Initial Class
Units (a)	7,395	7,575	10,016	10,457	9,382
Unit value	$13.15	$13.58	$12.25	$16.85	$13.01
Net assets	$97,257	$102,896	$122,674	$176,175	$122,082
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.96%	0.86%	1.67%	1.52%	4.78%
Total return (d)	(3.18) %	10.90%	(27.30) %	29.48%	0.98%
MFS® VIT II - MFS® International Intrinsic Value Initial Class
Units (a)	20,745	18,997	23,598	28,298	32,131
Unit value	$15.45	$14.48	$12.37	$16.26	$14.78
Net assets	$320,487	$275,037	$291,828	$460,103	$474,915
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.40%	0.68%	0.76%	0.35%	1.02%
Total return (d)	6.71%	17.07%	(23.94) %	10.00%	19.92%
MFS® VIT III - MFS® Mid Cap Value Initial Class
Units (a)	53,179	37,302	51,261	111,218	11,331
Unit value	$19.08	$16.86	$15.03	$16.56	$12.70
Net assets	$1,014,529	$628,780	$770,374	$1,841,588	$143,958
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.22%	1.54%	1.27%	1.43%	1.34%
Total return (d)	13.18%	12.17%	(9.24) %	30.33%	3.35%
MFS® VIT III Mid Cap Value Service Class
Units (a)	840,181	721,985	552,925	311,929	51,428
Unit value	$18.22-$17.97	$16.20-$16.03	$14.56-$14.45	$16.15-$16.08	$12.48-$12.46
Net assets	$15,101,661	$11,576,906	$7,987,876	$5,014,460	$640,965
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.01%	1.61%	0.87%	0.87%	0.34%
Total return (d) (4)	12.10 - 12.43%	10.99 - 11.33%	(10.13) - (9.86) %	28.98 - 29.37%	24.63 - 24.82%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
MFS® VIT - New Discovery Series Service Class
Units (a)	2,182,358	1,991,094	1,651,956	926,447	225,301
Unit value	$11.47-$11.32	$10.88-$10.77	$9.62-$9.55	$13.87-$13.81	$13.79-$13.76
Net assets	$24,706,078	$21,446,506	$15,769,052	$12,791,561	$3,101,126
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d) (4)	5.10 - 5.42%	12.84 - 13.18%	(30.86) - (30.66) %	0.31 - 0.61%	37.64 - 37.85%
MFS® VIT II - MFS® Technology Initial Class
Units (a)	73,428	57,067	51,337	56,216	65,164
Unit value	$34.77	$25.55	$16.65	$26.02	$23.00
Net assets	$2,553,456	$1,457,965	$854,634	$1,462,707	$1,498,927
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	36.11%	53.47%	(36.02) %	13.12%	46.10%
MFS® VIT II Technology Service Class
Units (a)	3,350,116	2,799,471	2,411,545	1,291,379	387,944
Unit value	$18.21-$17.97	$13.47-$13.33	$8.84-$8.78	$13.92-$13.86	$12.39-$12.37
Net assets	$60,188,048	$37,328,008	$21,166,767	$17,892,235	$4,798,306
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d) (4)	34.74 - 35.15%	51.91 - 52.37%	(36.65) - (36.46) %	12.02 - 12.36%	23.69 - 23.87%
MFS® VIT - MFS® Value Initial Class
Units (a)	32,092	37,167	49,653	40,414	36,708
Unit value	$17.84	$16.06	$14.96	$15.97	$12.80
Net assets	$572,393	$596,938	$742,558	$645,557	$469,732
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.44%	1.73%	1.53%	1.48%	1.83%
Total return (d)	11.05%	7.40%	(6.38) %	24.83%	2.96%
MFS® VIT Value Series Service Class
Units (a)	1,325,444	1,253,668	1,003,893	520,766	64,906
Unit value	$16.07-$15.85	$14.57-$14.42	$13.67-$13.56	$14.70-$14.63	$11.86-$11.84
Net assets	$21,013,042	$18,074,915	$13,615,941	$7,619,987	$768,366
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.43%	1.48%	1.31%	1.35%	0.72%
Total return (d) (4)	9.96 - 10.29%	6.30 - 6.62%	(7.31) - (7.03)%	23.60 - 23.97%	18.38 - 18.56%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
PIMCO VIT Emerging Markets Bond Institutional Class
Units (a)	8,608	8,825	9,558	14,295	24,953
Unit value	$11.34	$10.61	$9.60	$11.46	$11.83
Net assets	$97,588	$93,609	$91,789	$163,853	$295,297
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	6.59%	5.85%	4.93%	4.64%	4.94%
Total return (d)	6.88%	10.45%	(16.21) %	(3.14) %	6.07%
PIMCO VIT Emerging Markets Bond Advisor Class
Units (a)	282,252	240,526	192,987	139,447	22,667
Unit value	$10.25-$10.11	$9.63-$9.53	$8.76-$8.69	$10.50-$10.45	$10.89-$10.87
Net assets	$2,853,330	$2,292,133	$1,677,560	$1,457,694	$246,490
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	6.25%	5.63%	4.76%	4.42%	2.10%
Total return (d) (4)	6.08 - 6.40%	9.63 - 9.96%	(16.85) - (16.60) %	(3.87) - (3.58) %	8.74 - 8.90%
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class
Units (a)	15,787	8,750	18,538	7,199	7,536
Unit value	$9.87	$9.98	$9.53	$10.78	$11.31
Net assets	$155,751	$87,284	$176,749	$77,574	$85,241
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.70%	2.31%	1.68%	5.12%	2.65%
Total return (d)	(1.10) %	4.63%	(11.54) %	(4.73) %	9.46%
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class
Units (a)	910,368	701,806	593,357	389,840	79,114
Unit value	$9.36-$9.24	$9.51-$9.41	$9.13-$9.06	$10.37-$10.32	$10.93-$10.92
Net assets	$8,410,613	$6,605,477	$5,377,562	$4,023,891	$863,759
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	3.34%	2.16%	1.41%	4.61%	0.49%
Total return (d) (4)	(1.84) - (1.55) %	3.85 - 4.16%	(12.20) - (11.93) %	(5.44) - (5.16) %	9.16 - 9.32%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
PIMCO VIT Long-Term U.S. Government Institutional Class
Units (a)	40,446	26,798	36,958	41,816	74,789
Unit value	$8.44	$9.04	$8.74	$12.37	$13.07
Net assets	$341,489	$242,216	$323,162	$517,164	$977,200
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.89%	2.52%	2.18%	1.77%	1.75%
Total return (d)	(6.58) %	3.36%	(29.30) %	(5.35) %	16.69%
PIMCO VIT Long-Term US Government Advisor Class
Units (a)	4,260,089	3,160,396	2,191,689	1,444,284	452,374
Unit value	$6.13-$6.05	$6.60-$6.53	$6.41-$6.36	$9.11-$9.07	$9.67-$9.65
Net assets	$25,783,814	$20,630,010	$13,944,752	$13,095,499	$4,366,319
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	2.54%	2.28%	1.96%	1.44%	0.77%
Total return (d) (4)	(7.28) - (7.00) %	2.59 - 2.90%	(29.83) - (29.62) %	(6.06) - (5.78) %	(3.48) - (3.33) %
PIMCO VIT Real Return Institutional Class
Units (a)	47,672	58,447	155,555	18,139	18,857
Unit value	$11.41	$11.24	$10.91	$12.45	$11.87
Net assets	$543,852	$656,832	$1,696,370	$225,905	$223,760
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.86%	3.21%	4.63%	5.13%	1.57%
Total return (d)	1.51%	3.05%	(12.43) %	4.95%	11.04%
PIMCO VIT Real Return Advisor Class
Units (a)	9,347,783	7,133,121	5,347,956	2,632,206	566,896
Unit value	$9.91-$9.77	$9.80-$9.70	$9.55-$9.48	$10.96-$10.91	$10.49-$10.47
Net assets	$91,353,844	$69,189,792	$50,715,595	$28,718,691	$5,937,347
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	2.43%	2.92%	6.60%	5.20%	0.70%
Total return (d) (4)	0.75 - 1.06%	2.28 - 2.59%	(13.08) - (12.82) %	4.17 - 4.48%	4.73 - 4.89%
Principal Capital Appreciation Class 2
Units (a)	2,588,282	1,673,662	1,082,627	512,562	150,236
Unit value	$19.60-$19.34	$15.77-$15.60	$12.75-$12.65	$15.44-$15.37	$12.22-$12.20
Net assets	$50,060,831	$26,112,913	$13,699,325	$7,876,327	$1,833,496
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.54%	0.74%	0.71%	0.87%	0.70%
Total return (d) (4)	23.96 - 24.34%	23.30 - 23.67%	(17.65) - (17.41) %	25.91 - 26.29%	22.04 - 22.23%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Principal Diversified International
Units (a)	9,481	11,016	24,547	21,415	16,014
Unit value	$13.36	$12.86	$11.03	$13.89	$12.75
Net assets	$126,676	$141,633	$270,723	$297,456	$204,193
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.37%	1.01%	2.82%	1.15%	3.40%
Total return (d)	3.92%	16.57%	(20.60) %	8.93%	15.29%
Principal Government & High Quality Bond
Units (a)	62,902	33,448	56,764	39,874	23,053
Unit value	$9.63	$9.65	$9.29	$10.61	$10.84
Net assets	$606,011	$322,684	$527,292	$423,127	$249,763
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.21%	2.26%	1.52%	2.19%	3.00%
Total return (d)	(0.14) %	3.86%	(12.46) %	(2.06) %	2.10%
Principal Small Cap
Units (a)	23,372	26,982	34,316	27,243	24,513
Unit value	$17.02	$16.03	$13.98	$17.74	$14.88
Net assets	$397,719	$432,381	$479,568	$483,308	$364,744
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.36%	0.31%	0.07%	0.34%	0.59%
Total return (d)	6.19%	14.67%	(21.22) %	19.23%	21.28%
Principal VC Equity Income Class 2
Units (a)	1,955,722	1,932,164	1,625,185	1,021,935	212,353
Unit value	$16.64-$16.41	$14.58-$14.42	$13.27-$13.17	$15.00-$14.93	$12.40-$12.38
Net assets	$32,098,039	$27,870,171	$21,398,270	$15,259,817	$2,628,630
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	1.83%	2.00%	1.89%	2.30%	0.99%
Total return (d) (4)	13.78 - 14.13%	9.55 - 9.88%	(11.82) - (11.56) %	20.63 - 20.99%	23.79 - 23.97%
Putnam VT International Value Class 1B
Units (a)	664,051	490,503	332,683	142,273	26,217
Unit value	$15.76-$15.54	$15.12-$14.96	$12.86-$12.76	$13.93-$13.87	$12.24-$12.22
Net assets	$10,322,471	$7,338,798	$4,246,652	$1,973,232	$320,332
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	2.20%	1.24%	1.63%	1.19%	0.00%
Total return (d) (4)	3.90 - 4.21%	17.21 - 17.56%	(7.96) - (7.69)%	13.51 - 13.85%	22.19 - 22.37%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Putnam VT Research Class 1B
Units (a)	1,874,931	1,529,438	1,211,864	711,477	115,149
Unit value	$19.53-$19.27	$15.62-$15.45	$12.23-$12.14	$14.93-$14.86	$12.14-$12.12
Net assets	$36,127,256	$23,633,407	$14,714,475	$10,574,866	$1,396,070
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.36%	0.76%	0.50%	0.06%	0.00%
Total return (d) (4)	24.70 - 25.07%	27.26 - 27.64%	(18.31) - (18.06) %	22.59 - 22.96%	21.24 - 21.42%
Templeton Global Bond VIP Class 1
Units (a)	23,841	31,820	96,571	45,952	38,896
Unit value	$7.83	$8.86	$8.64	$9.13	$9.63
Net assets	$186,571	$281,887	$834,011	$419,572	$374,605
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	7.43%
Total return (d)	(11.66) %	2.58%	(5.42) %	(5.19) %	(5.64) %
Templeton Global Bond VIP Class 2
Units (a)	995,373	801,123	646,872	399,928	80,372
Unit value	$7.89-$7.79	$8.99-$8.90	$8.82-$8.76	$9.37-$9.33	$9.96-$9.94
Net assets	$7,752,713	$7,129,646	$5,665,687	$3,731,512	$799,252
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d) (4)	(12.48) - (12.22) %	1.61 - 1.91%	(6.13) - (5.85)%	(6.17) - (5.89) %	(0.56) - (0.41) %
Thrivent Aggressive Allocation
Units (a)	55,767,379	56,880,838	55,734,564	50,958,440	45,770,855
Unit value	$38.45-$34.26	$33.42-$30.09	$28.28-$25.70	$34.79-$31.91	$29.22-$27.06
Net assets	$1,634,884,580	$1,503,835,056	$1,310,526,365	$1,592,020,437	$1,315,366,149
Ratio of expenses to net assets (b)	0.85 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.50%	1.84%	0.83%	0.79%	1.19%
Total return (d)	13.87 - 15.05%	17.07 - 18.18%	(19.46) - (18.70) %	17.94 - 19.06%	14.93 - 16.03%
Thrivent All Cap
Units (a)	4,005,238	3,859,370	3,709,019	3,310,176	2,815,027
Unit value	$22.71-$44.97	$19.02-$38.23	$15.64-$31.90	$19.19-$39.75	$15.53-$32.65
Net assets	$147,109,848	$129,102,920	$109,292,950	$133,898,909	$104,192,038
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.67%	0.94%	0.57%	0.41%	0.74%
Total return (d)	17.62 - 19.42%	19.84 - 21.64%	(19.75) - (18.53) %	21.78 - 23.62%	20.85 - 22.68%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Thrivent Balanced Income Plus
Units (a)	11,662,774	12,996,129	13,747,137	14,150,375	13,099,180
Unit value	$14.71-$22.06	$13.60-$20.72	$12.14-$18.77	$14.14-$22.19	$12.63-$20.11
Net assets	$271,575,493	$288,061,917	$279,185,006	$345,191,744	$295,972,316
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.39%	2.74%	2.09%	2.33%	2.88%
Total return (d)	6.50 - 8.12%	10.35 - 12.01%	(15.39) - (14.11) %	10.33 - 11.99%	7.05 - 8.68%
Thrivent Diversified Income Plus
Units (a)	24,899,989	28,071,287	31,760,348	34,245,680	33,619,798
Unit value	$13.26-$20.36	$12.42-$19.37	$11.32-$17.91	$12.97-$20.83	$12.18-$19.87
Net assets	$536,617,703	$584,534,797	$617,646,536	$788,123,628	$750,655,046
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.70%	3.90%	2.90%	2.98%	3.37%
Total return (d)	5.14 - 6.74%	8.14 - 9.77%	(14.03) - (12.73) %	4.86 - 6.44%	5.34 - 6.94%
Thrivent Emerging Markets Equity (2)
Units (a)	3,627,730	4,292,097	4,762,843	5,014,757	5,015,606
Unit value	$11.53-$12.49	$10.63-$11.69	$9.78-$10.91	$13.25-$15.01	$13.96-$16.06
Net assets	$49,559,692	$54,623,441	$56,383,243	$81,336,910	$86,966,301
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.69%	3.01%	0.84%	0.17%	2.26%
Total return (d)	6.89 - 8.52%	7.08 - 8.70%	(27.30) - (26.20) %	(6.52) - (5.11) %	24.79 - 26.68%
Thrivent ESG Index
Units (a)	2,524,592	2,472,753	2,546,726	1,899,065	527,156
Unit value	$20.37-$18.99	$16.72-$15.83	$13.10-$12.58	$16.82-$16.40	$12.91-$12.78
Net assets	$47,941,252	$38,892,920	$31,701,145	$30,914,809	$6,682,274
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.92%	1.02%	0.54%	0.00%	1.58%
Total return (d) (5)	20.00 - 21.83%	25.79 - 27.68%	(23.30) - (22.14) %	28.32 - 30.26%	27.84 - 29.13%
Thrivent Global Stock (1)
Units (a)	8,688,831	7,530,885	7,977,894	8,055,021	8,041,771
Unit value	$18.95-$28.21	$16.51-$24.95	$13.58-$20.84	$16.83-$26.21	$14.00-$22.13
Net assets	$258,296,372	$210,036,851	$188,570,827	$247,555,704	$214,093,727
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.85%	1.25%	1.11%	0.90%	1.72%
Total return (d)	13.06 - 14.78%	19.74 - 21.55%	(20.49) - (19.29) %	18.44 - 20.22%	13.04 - 14.75%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Thrivent Government Bond
Units (a)	11,200,439	11,417,642	11,411,596	12,155,208	13,248,482
Unit value	$14.30-$11.87	$14.26-$11.96	$13.69-$11.68	$15.54-$13.28	$15.93-$13.74
Net assets	$134,344,691	$140,804,639	$140,212,009	$173,524,548	$200,209,449
Ratio of expenses to net assets (b)	0.85 - 1.90%	0.95 - 1.90%	1.00 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	4.00%	3.26%	2.17%	1.33%	1.45%
Total return (d)	(0.73) - 0.29%	2.41 - 3.39%	(12.05) - (11.26) %	(3.37) - (2.45) %	5.20 - 6.20%
Thrivent Healthcare (2)
Units (a)	8,889,927	9,063,971	9,029,649	8,567,447	7,637,889
Unit value	$17.34-$31.96	$17.42-$32.60	$16.79-$31.90	$17.85-$34.42	$15.89-$31.11
Net assets	$215,866,610	$241,691,350	$254,547,959	$279,464,082	$246,553,932
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.77%	0.55%	0.26%	0.29%	0.44%
Total return (d)	(1.95) - (0.46) %	2.19 - 3.73%	(7.32) - (5.92)%	10.64 - 12.32%	16.56 - 18.33%
Thrivent High Yield
Units (a)	27,594,341	23,903,219	21,130,949	17,343,620	12,084,885
Unit value	$12.72-$21.39	$11.93-$20.37	$10.71-$18.57	$11.98-$21.08	$11.52-$20.58
Net assets	$421,906,685	$371,027,194	$320,695,984	$333,603,985	$268,932,773
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	6.32%	6.03%	5.43%	4.58%	5.23%
Total return (d)	4.99 - 6.59%	9.74 - 11.39%	(11.91) - (10.58) %	2.43 - 3.98%	0.82 - 2.35%
Thrivent Income
Units (a)	42,196,768	35,012,912	31,369,862	30,222,402	23,840,944
Unit value	$11.63-$15.19	$11.31-$15.01	$10.39-$14.00	$12.40-$16.96	$12.51-$17.36
Net assets	$519,984,881	$441,658,309	$385,496,158	$481,017,558	$434,815,946
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.35%	4.16%	3.48%	2.78%	2.87%
Total return (d)	1.22 - 2.76%	7.24 - 8.85%	(17.45) - (16.20) %	(2.34) - (0.86) %	9.60 - 11.26%
Thrivent International Allocation
Units (a)	14,737,909	17,034,123	19,251,900	20,547,058	21,954,746
Unit value	$12.85-$11.78	$12.37-$11.52	$10.51-$9.94	$12.93-$12.41	$11.34-$11.05
Net assets	$195,077,980	$218,296,298	$210,978,358	$278,430,874	$262,864,089
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.10%	2.64%	2.72%	1.56%	3.27%
Total return (d)	2.30 - 3.86%	15.89 - 17.64%	(19.88) - (18.67) %	12.31 - 14.00%	2.02 - 3.57%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Thrivent International Index
Units (a)	3,178,129	2,653,029	2,082,968	1,480,935	540,512
Unit value	$14.61-$13.62	$14.19-$13.43	$12.10-$11.62	$14.22-$13.87	$12.88-$12.75
Net assets	$42,703,915	$35,090,173	$23,695,067	$20,093,484	$6,769,981
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.51%	2.05%	2.63%	0.20%	2.47%
Total return (d) (5)	1.37 - 2.91%	15.55 - 17.29%	(16.17) - (14.90) %	8.78 - 10.42%	27.48 - 28.77%
Thrivent Large Cap Growth (3)
Units (a)	37,019,210	33,752,027	31,154,599	26,075,956	22,630,148
Unit value	$33.21-$65.42	$25.53-$51.06	$17.42-$35.38	$26.36-$54.33	$21.52-$45.03
Net assets	$1,510,756,541	$1,194,740,022	$816,485,626	$1,235,655,537	$1,061,750,788
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.42%	0.21%	0.00%	0.13%	0.27%
Total return (d)	28.14 - 30.09%	44.32 - 46.49%	(34.88) - (33.90) %	20.66 - 22.48%	40.63 - 42.76%
Thrivent Large Cap Index
Units (a)	37,608,194	35,551,242	34,928,519	31,215,425	27,848,685
Unit value	$26.31-$48.56	$21.18-$39.69	$16.87-$32.10	$20.73-$40.04	$16.21-$31.78
Net assets	$1,353,928,385	$1,140,689,307	$964,142,162	$1,196,717,061	$946,222,165
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.17%	1.34%	1.22%	1.38%	1.59%
Total return (d)	22.37 - 24.23%	23.64 - 25.51%	(19.83) - (18.62) %	26.00 - 27.90%	15.89 - 17.65%
Thrivent Large Cap Value
Units (a)	13,445,394	14,480,359	15,642,553	11,718,403	8,494,451
Unit value	$20.67-$34.79	$18.36-$31.36	$16.33-$28.32	$17.20-$30.28	$13.07-$23.37
Net assets	$442,777,607	$443,506,310	$449,904,364	$392,185,141	$236,539,549
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.58%	1.73%	1.30%	1.23%	1.96%
Total return (d)	10.94 - 12.63%	10.75 - 12.42%	(6.47) - (5.06)%	29.57 - 31.53%	2.47 - 4.02%
Thrivent Limited Maturity Bond
Units (a)	24,574,840	25,642,892	28,818,919	31,006,267	30,015,889
Unit value	$11.65-$11.60	$11.08-$11.19	$10.46-$10.72	$10.96-$11.40	$10.97-$11.59
Net assets	$299,192,597	$304,989,990	$331,662,759	$383,309,678	$382,320,724
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.86%	3.20%	2.06%	1.55%	2.04%
Total return (d)	3.62 - 5.20%	4.38 - 5.96%	(5.99) - (4.57)%	(1.62) - (0.13) %	2.05 - 3.59%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Thrivent Mid Cap Growth
Units (a)	5,880,402	5,551,395	4,602,553	3,289,704	1,779,613
Unit value	$15.09-$14.07	$13.76-$13.03	$11.80-$11.33	$16.57-$16.16	$14.88-$14.73
Net assets	$80,057,458	$69,827,268	$50,178,413	$51,338,068	$25,785,096
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d) (5)	8.03 - 9.67%	14.93 - 16.66%	(29.87) - (28.81) %	9.69 - 11.35%	47.33 - 48.82%
Thrivent Mid Cap Index
Units (a)	15,605,047	14,925,200	14,431,415	13,343,874	12,599,220
Unit value	$19.19-$42.90	$16.95-$38.48	$14.65-$33.75	$16.95-$39.65	$13.68-$32.47
Net assets	$531,569,198	$494,342,781	$450,158,708	$532,282,428	$447,450,110
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.26%	1.34%	1.09%	0.96%	1.36%
Total return (d)	11.48 - 13.18%	14.01 - 15.73%	(14.88) - (13.59) %	22.13 - 23.98%	11.26 - 12.95%
Thrivent Mid Cap Stock
Units (a)	19,825,484	18,399,182	16,059,207	13,350,288	10,583,080
Unit value	$19.58-$46.80	$17.83-$43.26	$15.67-$38.61	$19.18-$47.96	$14.95-$37.95
Net assets	$649,415,137	$606,837,013	$521,690,064	$619,228,569	$464,981,691
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.52%	0.42%	0.31%	0.23%	0.50%
Total return (d)	8.18 - 9.83%	12.05 - 13.74%	(19.50) - (18.29) %	26.39 - 28.30%	19.39 - 21.20%
Thrivent Mid Cap Value
Units (a)	2,306,041	2,637,185	3,033,500	1,602,453	201,601
Unit value	$20.12-$18.76	$18.41-$17.43	$16.31-$15.67	$17.28-$16.85	$13.26-$13.12
Net assets	$44,123,828	$46,635,464	$48,054,846	$27,150,058	$2,648,090
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.22%	0.82%	0.00%	0.59%	2.07%
Total return (d) (5)	7.64 - 9.28%	11.19 - 12.86%	(7.01) - (5.60)%	28.42 - 30.36%	31.24 - 32.57%
Thrivent Moderate Allocation
Units (a)	345,811,536	394,022,406	430,931,227	457,703,594	474,953,726
Unit value	$28.55-$23.58	$25.46-$16.70	$22.95-$14.74	$26.65-$18.03	$23.87-$16.40
Net assets	$8,064,557,421	$8,324,960,701	$8,031,182,875	$10,460,789,782	$9,859,224,387
Ratio of expenses to net assets (b)	0.85 - 2.20%	0.95 - 2.50%	1.00 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	2.39%	2.59%	1.63%	1.51%	1.99%
Total return (d)	10.66 - 12.14%	13.32 - 15.09%	(18.25) - (17.02) %	9.91 - 11.62%	10.76 - 12.49%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Thrivent Moderately Aggressive Allocation
Units (a)	229,425,795	232,884,222	248,212,768	252,502,236	254,503,383
Unit value	$32.63-$28.68	$28.83-$18.44	$26.02-$16.04	$30.26-$19.86	$26.26-$16.88
Net assets	$5,866,129,010	$5,590,099,629	$5,239,446,759	$6,720,738,329	$6,072,214,856
Ratio of expenses to net assets (b)	0.85 - 1.90%	0.95 - 2.25%	1.00 - 2.25%	0.95 - 2.25%	0.95 - 2.50%
Investment income ratio (c)	1.86%	2.54%	1.29%	1.20%	1.64%
Total return (d)	12.02 - 13.18%	14.99 - 16.49%	(19.25) - (18.23) %	13.76 - 15.25%	11.58 - 13.33%
Thrivent Moderately Conservative Allocation
Units (a)	188,817,537	229,940,856	263,282,506	288,148,731	301,352,955
Unit value	$21.73-$17.74	$20.22-$16.73	$18.21-$15.26	$21.56-$18.29	$20.30-$17.44
Net assets	$3,475,685,390	$3,956,532,478	$4,107,066,057	$5,354,916,413	$5,315,293,591
Ratio of expenses to net assets (b)	0.85 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%
Investment income ratio (c)	3.25%	2.90%	2.10%	1.81%	2.27%
Total return (d)	6.06 - 7.48%	9.65 - 11.03%	(16.58) - (15.54) %	4.86 - 6.18%	7.94 - 9.30%
Thrivent Money Market
Units (a)	370,457,155	359,229,225	307,061,975	206,124,449	274,389,851
Unit value	$1.13-$.93	$1.08-$.90	$1.03-$.88	$1.02-$.88	$1.03-$.90
Net assets	$395,751,116	$368,376,885	$301,938,836	$202,004,399	$271,701,235
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.95 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.92%	4.79%	1.53%	0.00%	0.22%
Total return (d)	3.08 - 4.65%	2.91 - 4.46%	(0.54) - 0.41%	(1.88) - (0.40) %	(1.60) - (0.11) %
Thrivent Opportunity Income Plus (1)
Units (a)	11,457,686	10,412,603	12,496,467	14,153,211	14,378,390
Unit value	$11.58-$13.61	$11.05-$13.18	$10.18-$12.33	$11.42-$14.04	$11.27-$14.05
Net assets	$170,430,676	$152,246,741	$170,114,676	$218,770,327	$222,189,723
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.90%	4.91%	4.02%	2.99%	3.32%
Total return (d)	3.25 - 4.82%	6.89 - 8.50%	(12.18) - (10.85) %	(0.12) - 1.39%	2.41 - 3.97%
Thrivent Real Estate Securities
Units (a)	4,200,014	4,501,814	4,907,245	4,831,218	4,777,399
Unit value	$13.83-$25.38	$13.46-$25.07	$12.27-$23.20	$16.55-$31.78	$11.70-$22.79
Net assets	$114,791,123	$125,181,090	$128,335,883	$182,777,809	$134,355,521
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.58%	2.15%	1.15%	1.38%	2.01%
Total return (d)	1.25 - 2.79%	8.07 - 9.70%	(27.00) - (25.90) %	39.44 - 41.55%	(7.14) - (5.73) %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Thrivent Small Cap Growth
Units (a)	7,485,513	7,392,971	6,217,878	5,181,321	3,695,052
Unit value	$18.60-$16.83	$16.85-$15.47	$15.40-$14.35	$20.06-$18.98	$17.99-$17.28
Net assets	$117,509,430	$106,979,242	$84,060,677	$94,094,140	$63,415,976
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	8.74 - 10.39%	7.80 - 9.42%	(24.36) - (23.22) %	9.83 - 11.49%	52.45 - 54.76%
Thrivent Small Cap Index
Units (a)	16,208,011	15,458,372	14,393,240	12,939,309	11,859,869
Unit value	$17.65-$39.58	$16.34-$37.21	$14.17-$32.75	$17.00-$39.87	$13.49-$32.12
Net assets	$498,247,738	$481,771,880	$426,336,082	$512,703,893	$418,911,563
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.31%	1.17%	1.16%	0.82%	1.18%
Total return (d)	6.38 - 8.00%	13.62 - 15.33%	(17.87) - (16.63) %	24.13 - 26.00%	9.01 - 10.66%
Thrivent Small Cap Stock
Units (a)	12,681,807	11,990,018	10,040,194	8,359,146	6,678,954
Unit value	$21.43-$39.01	$19.32-$35.70	$17.23-$32.31	$19.32-$36.77	$15.54-$30.04
Net assets	$409,230,713	$376,527,369	$312,211,319	$331,659,086	$252,029,483
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.62%	0.61%	0.33%	0.79%	0.69%
Total return (d)	9.26 - 10.92%	10.51 - 12.18%	(12.14) - (10.82) %	22.42 - 24.27%	20.38 - 22.20%
Vanguard® VIF Capital Growth
Units (a)	87,327	67,154	47,164	56,887	70,958
Unit value	$23.36	$20.76	$16.34	$19.48	$16.15
Net assets	$2,040,301	$1,393,952	$770,718	$1,108,183	$1,145,847
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.17%	0.91%	0.98%	0.96%	1.43%
Total return (d)	12.56%	27.03%	(16.12) %	20.63%	16.59%
Vanguard® VIF International
Units (a)	65,960	99,580	159,565	140,513	100,776
Unit value	$16.88	$15.60	$13.71	$19.77	$20.23
Net assets	$1,109,975	$1,550,430	$2,184,753	$2,773,429	$2,034,331
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.32%	1.84%	1.30%	0.23%	1.28%
Total return (d)	8.19%	13.80%	(30.64) %	(2.28) %	56.40%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2024	2023	2022	2021	2020
Vanguard® VIF Short- Term Investment-Grade
Units (a)	122,249	99,751	127,188	254,929	61,709
Unit value	$11.19	$10.75	$10.20	$10.90	$11.04
Net assets	$1,368,209	$1,072,408	$1,297,740	$2,779,729	$681,017
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.55%	2.32%	1.90%	0.96%	2.77%
Total return (d)	4.10%	5.37%	(6.43) %	(1.20) %	4.70%
Vanguard® VIF Small Company Growth
Units (a)	21,959	25,502	34,252	38,106	50,502
Unit value	$17.45	$15.78	$13.29	$17.94	$15.82
Net assets	$382,579	$402,013	$454,811	$682,991	$798,615
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.56%	0.44%	0.26%	0.40%	0.74%
Total return (d)	10.54%	18.75%	(25.91) %	13.36%	22.26%
Vanguard® VIF Total Bond Market Index
Units (a)	470,147	509,933	566,060	602,724	719,000
Unit value	$10.37	$10.29	$9.80	$11.34	$11.60
Net assets	$4,873,987	$5,247,917	$5,545,369	$6,837,588	$8,340,789
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.95%	2.50%	2.07%	2.32%	2.25%
Total return (d)	0.73%	5.05%	(13.65) %	(2.21) %	7.04%
Vanguard® VIF Total Stock Market Index
Units (a)	287,767	323,090	367,333	386,235	463,268
Unit value	$25.13	$20.42	$16.29	$20.36	$16.29
Net assets	$7,231,988	$6,596,469	$5,984,283	$7,864,503	$7,545,779
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.36%	1.22%	1.35%	1.25%	1.46%
Total return (d)	23.09%	25.32%	(19.99) %	25.01%	19.95%

(a)
These amounts represent the units for contracts in accumulation, contracts in death claim, and contracts in payout.
(b)
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. The RPA fee is not included.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

(c)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(d)
These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in footnotes 4 and 5 below indicate the effective date of the investment option in the Variable Account. The total returns and unit values are presented as a range of minimum to maximum values, based on the price level representing the minimum and maximum expense ratio amounts.
(1)
The following mergers were effective July 26, 2024:

Low Volatility Equity merged into Global Stock.

Multidimensional Income merged into Opportunity Income Plus.
(2)
The following name changes were effective April 30, 2023:

Thrivent Emerging Markets Equity was formerly known as Thrivent Partner Emerging Markets Equity.

Thrivent Healthcare was formerly known as Thrivent Partner Healthcare.
(3)
Thrivent Partner Growth Stock merged into the Thrivent Large Cap Growth Portfolio as of August 31, 2020.
(4)
For the period June 30, 2020 (commencement of operations) to December 31, 2020.
(5)
For the period April 29, 2020 (commencement of operations) to December 31, 2020.
(7) UNIT FAIR VALUE
Thrivent Variable Annuity Account I contains four different products, which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, all four products offer the selection of additional death benefit options. Differences in the fee structure result in multiple different unit values, expense ratios and total returns. Units, unit values and asset balances for each subaccount are as follows:
Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Flexible Premium Deferred Variable Annuity – 2002

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Basic Death Benefits only – 1.00% Expense Ratio
Thrivent Aggressive Allocation	862,257	$40.13	$34,604,108
Thrivent All Cap	85,054	$69.49	$5,910,208
Thrivent Balanced Income Plus	385,642	$31.26	$12,057,120
Thrivent Diversified Income Plus	318,133	$33.35	$10,611,380
Thrivent Emerging Markets Equity	78,477	$14.28	$1,121,202
Thrivent ESG Index	37,690	$19.73	$743,685
Thrivent Global Stock	465,652	$40.12	$18,683,545
Thrivent Government Bond	362,458	$14.92	$5,408,456
Thrivent Healthcare	107,512	$36.55	$3,929,613
Thrivent High Yield	236,709	$35.68	$8,446,485
Thrivent Income	505,702	$20.32	$10,276,653
Thrivent International Allocation	1,142,739	$13.48	$15,400,416
Thrivent International Index	22,647	$14.14	$320,344
Thrivent Large Cap Growth	661,564	$95.12	$62,930,541
Thrivent Large Cap Index	480,289	$75.02	$36,032,247
Thrivent Large Cap Value	394,653	$56.20	$22,180,011
Thrivent Limited Maturity Bond	558,038	$14.27	$7,964,972
Thrivent Mid Cap Growth	56,699	$14.62	$828,795
Thrivent Mid Cap Index	185,950	$73.95	$13,750,833
Thrivent Mid Cap Stock	368,604	$80.15	$29,542,542
Thrivent Mid Cap Value	29,114	$19.49	$567,280
Thrivent Moderate Allocation	3,637,318	$29.01	$105,521,818
Thrivent Moderately Aggressive Allocation	2,855,662	$33.60	$95,939,864
Thrivent Moderately Conservative Allocation	1,800,664	$21.83	$39,309,688
Thrivent Money Market	6,064,666	$1.09	$6,620,938
Thrivent Opportunity Income Plus	195,069	$16.63	$3,243,985
Thrivent Real Estate Securities	159,315	$49.93	$7,954,821
Thrivent Small Cap Growth	66,733	$17.76	$1,185,340
Thrivent Small Cap Index	188,957	$71.41	$13,492,629
Thrivent Small Cap Stock	289,563	$71.13	$20,596,118
			$595,175,637

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
MADB – 1.10% Expense Ratio
Thrivent Aggressive Allocation	2,003,135	$39.35	$78,822,322
Thrivent All Cap	189,624	$67.96	$12,887,557
Thrivent Balanced Income Plus	777,454	$30.58	$23,773,783
Thrivent Diversified Income Plus	813,344	$32.62	$26,533,591
Thrivent Emerging Markets Equity	178,188	$14.05	$2,503,246
Thrivent ESG Index	39,012	$19.64	$766,177
Thrivent Global Stock	1,441,684	$39.24	$56,577,111
Thrivent Government Bond	921,816	$14.59	$13,453,233
Thrivent Healthcare	233,195	$35.95	$8,382,379
Thrivent High Yield	524,530	$34.89	$18,306,067
Thrivent Income	1,213,553	$19.87	$24,120,425
Thrivent International Allocation	2,757,386	$13.25	$36,544,190
Thrivent International Index	33,952	$14.08	$478,013
Thrivent Large Cap Growth	1,473,616	$93.04	$137,100,143
Thrivent Large Cap Index	965,200	$73.38	$70,823,567
Thrivent Large Cap Value	900,808	$55.00	$49,539,860
Thrivent Limited Maturity Bond	1,640,278	$13.96	$22,898,676
Thrivent Mid Cap Growth	147,923	$14.55	$2,152,147
Thrivent Mid Cap Index	415,350	$72.33	$30,040,778
Thrivent Mid Cap Stock	873,663	$78.39	$68,486,076
Thrivent Mid Cap Value	53,744	$19.39	$1,042,330
Thrivent Moderate Allocation	9,309,257	$28.45	$264,805,650
Thrivent Moderately Aggressive Allocation	6,604,380	$32.94	$217,557,185
Thrivent Moderately Conservative Allocation	3,877,480	$21.41	$82,997,592
Thrivent Money Market	15,480,874	$1.07	$16,537,154
Thrivent Opportunity Income Plus	589,411	$16.27	$9,591,700
Thrivent Real Estate Securities	357,646	$48.86	$17,474,477
Thrivent Small Cap Growth	175,655	$17.64	$3,099,277
Thrivent Small Cap Index	388,160	$69.84	$27,108,890
Thrivent Small Cap Stock	736,832	$69.57	$51,260,256
			$1,375,663,852

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
PADB – 1.25% Expense Ratio
Thrivent Aggressive Allocation	39,715	$38.20	$1,517,301
Thrivent All Cap	2,288	$65.74	$150,421
Thrivent Balanced Income Plus	39,589	$29.58	$1,170,983
Thrivent Diversified Income Plus	35,706	$31.56	$1,126,726
Thrivent Emerging Markets Equity	2,108	$13.70	$28,880
Thrivent ESG Index	—	$19.50	$—
Thrivent Global Stock	29,914	$37.96	$1,135,493
Thrivent Government Bond	19,895	$14.12	$280,850
Thrivent Healthcare	1,903	$35.06	$66,713
Thrivent High Yield	15,975	$33.75	$539,287
Thrivent Income	40,065	$19.22	$770,311
Thrivent International Allocation	46,379	$12.93	$599,479
Thrivent International Index	—	$13.98	$—
Thrivent Large Cap Growth	38,482	$89.99	$3,462,201
Thrivent Large Cap Index	21,013	$70.97	$1,491,376
Thrivent Large Cap Value	23,326	$53.23	$1,241,725
Thrivent Limited Maturity Bond	48,713	$13.50	$657,768
Thrivent Mid Cap Growth	678	$14.45	$9,794
Thrivent Mid Cap Index	4,183	$69.96	$292,674
Thrivent Mid Cap Stock	18,544	$75.82	$1,406,067
Thrivent Mid Cap Value	1,764	$19.26	$33,969
Thrivent Moderate Allocation	268,980	$27.62	$7,428,571
Thrivent Moderately Aggressive Allocation	89,614	$31.98	$2,866,096
Thrivent Moderately Conservative Allocation	158,668	$20.78	$3,297,456
Thrivent Money Market	169,493	$1.03	$175,317
Thrivent Opportunity Income Plus	8,873	$15.75	$139,781
Thrivent Real Estate Securities	5,560	$47.30	$262,954
Thrivent Small Cap Growth	6,092	$17.47	$106,410
Thrivent Small Cap Index	3,436	$67.55	$232,138
Thrivent Small Cap Stock	21,104	$67.29	$1,420,094
			$31,910,835

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
EADB – 1.20% Expense Ratio
Thrivent Aggressive Allocation	5,068	$38.58	$195,525
Thrivent All Cap	1,659	$66.47	$110,255
Thrivent Balanced Income Plus	8,332	$29.91	$249,201
Thrivent Diversified Income Plus	3,459	$31.91	$110,362
Thrivent Emerging Markets Equity	—	$13.82	$—
Thrivent ESG Index	—	$19.55	$—
Thrivent Global Stock	7,884	$38.38	$302,617
Thrivent Government Bond	3,590	$14.27	$51,248
Thrivent Healthcare	2,128	$35.35	$75,213
Thrivent High Yield	3,824	$34.13	$130,547
Thrivent Income	11,913	$19.44	$231,596
Thrivent International Allocation	23,771	$13.03	$309,826
Thrivent International Index	—	$14.01	$—
Thrivent Large Cap Growth	14,995	$91.00	$1,364,483
Thrivent Large Cap Index	4,475	$71.77	$321,166
Thrivent Large Cap Value	12,026	$53.81	$647,161
Thrivent Limited Maturity Bond	7,420	$13.65	$101,319
Thrivent Mid Cap Growth	—	$14.48	$—
Thrivent Mid Cap Index	1,730	$70.74	$122,350
Thrivent Mid Cap Stock	7,170	$76.67	$549,750
Thrivent Mid Cap Value	—	$19.30	$—
Thrivent Moderate Allocation	137,213	$27.89	$3,826,969
Thrivent Moderately Aggressive Allocation	61,220	$32.30	$1,977,361
Thrivent Moderately Conservative Allocation	20,800	$20.99	$436,539
Thrivent Money Market	130,303	$1.05	$136,222
Thrivent Opportunity Income Plus	6,303	$15.92	$100,367
Thrivent Real Estate Securities	6,756	$47.81	$323,032
Thrivent Small Cap Growth	1,808	$17.53	$31,696
Thrivent Small Cap Index	1,921	$68.31	$131,197
Thrivent Small Cap Stock	5,295	$68.04	$360,255
			$12,196,257

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
MADB & PADB – 1.30% Expense Ratio
Thrivent Aggressive Allocation	223,818	$37.83	$8,467,037
Thrivent All Cap	17,400	$65.01	$1,131,217
Thrivent Balanced Income Plus	98,969	$29.25	$2,894,244
Thrivent Diversified Income Plus	50,389	$31.21	$1,571,943
Thrivent Emerging Markets Equity	11,241	$13.59	$152,734
Thrivent ESG Index	—	$19.46	$—
Thrivent Global Stock	118,596	$37.54	$4,452,091
Thrivent Government Bond	77,327	$13.96	$1,078,386
Thrivent Healthcare	11,964	$34.77	$415,951
Thrivent High Yield	46,354	$33.38	$1,547,567
Thrivent Income	104,907	$19.01	$1,993,529
Thrivent International Allocation	213,038	$12.82	$2,730,670
Thrivent International Index	10,039	$13.95	$140,024
Thrivent Large Cap Growth	129,666	$89.00	$11,540,173
Thrivent Large Cap Index	97,933	$70.19	$6,874,126
Thrivent Large Cap Value	63,359	$52.66	$3,336,389
Thrivent Limited Maturity Bond	122,169	$13.35	$1,631,453
Thrivent Mid Cap Growth	10,664	$14.41	$153,706
Thrivent Mid Cap Index	37,587	$69.19	$2,600,584
Thrivent Mid Cap Stock	68,624	$74.99	$5,145,940
Thrivent Mid Cap Value	5,446	$19.21	$104,644
Thrivent Moderate Allocation	817,787	$27.35	$22,364,042
Thrivent Moderately Aggressive Allocation	514,239	$31.67	$16,285,608
Thrivent Moderately Conservative Allocation	282,090	$20.58	$5,805,001
Thrivent Money Market	808,987	$1.02	$827,619
Thrivent Opportunity Income Plus	49,742	$15.58	$774,852
Thrivent Real Estate Securities	32,154	$46.79	$1,503,730
Thrivent Small Cap Growth	10,147	$17.41	$176,652
Thrivent Small Cap Index	35,652	$66.81	$2,381,818
Thrivent Small Cap Stock	59,473	$66.55	$3,957,822
			$112,039,552

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
MADB & EADB – 1.25% Expense Ratio
Thrivent Aggressive Allocation	181,138	$38.20	$6,920,264
Thrivent All Cap	11,195	$65.74	$735,962
Thrivent Balanced Income Plus	19,347	$29.58	$572,264
Thrivent Diversified Income Plus	33,102	$31.56	$1,044,545
Thrivent Emerging Markets Equity	5,331	$13.70	$73,045
Thrivent ESG Index	2,690	$19.50	$52,463
Thrivent Global Stock	48,040	$37.96	$1,823,536
Thrivent Government Bond	30,175	$14.12	$425,985
Thrivent Healthcare	11,181	$35.06	$391,964
Thrivent High Yield	22,032	$33.75	$743,788
Thrivent Income	45,443	$19.22	$873,678
Thrivent International Allocation	110,527	$12.93	$1,428,638
Thrivent International Index	1,037	$13.98	$14,497
Thrivent Large Cap Growth	68,198	$89.99	$6,137,339
Thrivent Large Cap Index	44,360	$70.97	$3,148,428
Thrivent Large Cap Value	40,740	$53.23	$2,168,715
Thrivent Limited Maturity Bond	41,052	$13.50	$554,376
Thrivent Mid Cap Growth	7,490	$14.45	$108,214
Thrivent Mid Cap Index	14,599	$69.96	$1,021,304
Thrivent Mid Cap Stock	40,159	$75.82	$3,045,006
Thrivent Mid Cap Value	1,397	$19.26	$26,898
Thrivent Moderate Allocation	410,771	$27.62	$11,344,491
Thrivent Moderately Aggressive Allocation	272,901	$31.98	$8,728,116
Thrivent Moderately Conservative Allocation	74,815	$20.78	$1,554,819
Thrivent Money Market	1,044,442	$1.03	$1,079,912
Thrivent Opportunity Income Plus	29,190	$15.75	$459,810
Thrivent Real Estate Securities	13,749	$47.30	$650,253
Thrivent Small Cap Growth	12,267	$17.47	$214,285
Thrivent Small Cap Index	14,586	$67.55	$985,337
Thrivent Small Cap Stock	33,079	$67.29	$2,225,891
			$58,553,823

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
PADB & EADB – 1.40% Expense Ratio
Thrivent Aggressive Allocation	709	$37.09	$26,309
Thrivent All Cap	58	$63.59	$3,681
Thrivent Balanced Income Plus	3,891	$28.61	$111,322
Thrivent Diversified Income Plus	5,475	$30.52	$167,114
Thrivent Emerging Markets Equity	398	$13.36	$5,319
Thrivent ESG Index	—	$19.37	$—
Thrivent Global Stock	8,540	$36.72	$313,576
Thrivent Government Bond	1,567	$13.65	$21,398
Thrivent Healthcare	514	$34.19	$17,558
Thrivent High Yield	3,315	$32.65	$108,254
Thrivent Income	1,549	$18.59	$28,811
Thrivent International Allocation	11,387	$12.61	$143,545
Thrivent International Index	—	$13.88	$—
Thrivent Large Cap Growth	4,942	$87.05	$430,181
Thrivent Large Cap Index	4,185	$68.65	$287,337
Thrivent Large Cap Value	2,069	$51.53	$106,590
Thrivent Limited Maturity Bond	15,287	$13.06	$199,679
Thrivent Mid Cap Growth	—	$14.35	$—
Thrivent Mid Cap Index	1,625	$67.67	$109,967
Thrivent Mid Cap Stock	1,756	$73.34	$128,804
Thrivent Mid Cap Value	—	$19.12	$—
Thrivent Moderate Allocation	50,911	$26.81	$1,365,132
Thrivent Moderately Aggressive Allocation	27,307	$31.05	$847,944
Thrivent Moderately Conservative Allocation	25,062	$20.18	$505,687
Thrivent Money Market	5,873	$1.00	$5,890
Thrivent Opportunity Income Plus	302	$15.25	$4,611
Thrivent Real Estate Securities	1,412	$45.78	$64,626
Thrivent Small Cap Growth	27	$17.29	$463
Thrivent Small Cap Index	767	$65.34	$50,134
Thrivent Small Cap Stock	2,149	$65.09	$139,853
			$5,193,785

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
MADB, PADB & EADB – 1.45% Expense Ratio
Thrivent Aggressive Allocation	400,821	$36.73	$14,721,693
Thrivent All Cap	28,699	$62.89	$1,804,752
Thrivent Balanced Income Plus	217,019	$28.29	$6,140,492
Thrivent Diversified Income Plus	175,082	$30.19	$5,285,002
Thrivent Emerging Markets Equity	17,261	$13.25	$228,724
Thrivent ESG Index	16,244	$19.32	$313,856
Thrivent Global Stock	322,073	$36.31	$11,694,903
Thrivent Government Bond	197,498	$13.50	$2,667,044
Thrivent Healthcare	36,905	$33.91	$1,251,331
Thrivent High Yield	75,055	$32.29	$2,423,839
Thrivent Income	185,602	$18.39	$3,413,496
Thrivent International Allocation	404,147	$12.50	$5,052,399
Thrivent International Index	5,242	$13.85	$72,606
Thrivent Large Cap Growth	214,218	$86.09	$18,439,562
Thrivent Large Cap Index	185,526	$67.89	$12,596,259
Thrivent Large Cap Value	139,326	$50.97	$7,101,741
Thrivent Limited Maturity Bond	223,626	$12.92	$2,888,640
Thrivent Mid Cap Growth	30,931	$14.31	$442,713
Thrivent Mid Cap Index	101,553	$66.92	$6,796,198
Thrivent Mid Cap Stock	176,368	$72.53	$12,792,486
Thrivent Mid Cap Value	5,515	$19.08	$105,218
Thrivent Moderate Allocation	1,128,349	$26.55	$29,958,992
Thrivent Moderately Aggressive Allocation	774,866	$30.75	$23,825,324
Thrivent Moderately Conservative Allocation	622,281	$19.98	$12,432,963
Thrivent Money Market	2,237,390	$0.99	$2,215,442
Thrivent Opportunity Income Plus	87,757	$15.08	$1,323,750
Thrivent Real Estate Securities	56,155	$45.29	$2,543,113
Thrivent Small Cap Growth	23,835	$17.24	$410,819
Thrivent Small Cap Index	81,317	$64.62	$5,254,820
Thrivent Small Cap Stock	145,916	$64.37	$9,392,645
			$203,590,822
Basic Death Benefits & RPA – 1.75% Expense Ratio
Thrivent Moderate Allocation	—	$25.28	$—
Thrivent Moderately Aggressive Allocation	—	$29.28	$—
Thrivent Moderately Conservative Allocation	—	$19.02	$—
			$-
MADB & RPA – 1.60% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$16.02	$—
			$-

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
MADB & RPA – 1.85% Expense Ratio
Thrivent Moderate Allocation	—	$24.79	$—
Thrivent Moderately Aggressive Allocation	—	$28.70	$—
Thrivent Moderately Conservative Allocation	—	$18.65	$—
			$-
Flexible Premium Deferred Variable Annuity – 2005
Years 1-7 Basic Death Benefit only – 1.25% Expense Ratio
Thrivent Aggressive Allocation	2,927,386	$38.94	$113,985,292
Thrivent All Cap	231,208	$51.11	$11,816,932
Thrivent Balanced Income Plus	1,140,789	$25.07	$28,601,792
Thrivent Diversified Income Plus	2,447,236	$23.14	$56,631,682
Thrivent Emerging Markets Equity	352,682	$13.92	$4,910,139
Thrivent ESG Index	154,611	$19.58	$3,027,353
Thrivent Global Stock	501,237	$32.06	$16,070,457
Thrivent Government Bond	640,167	$13.49	$8,640,130
Thrivent Healthcare	427,800	$35.62	$15,239,558
Thrivent High Yield	993,042	$24.31	$24,147,688
Thrivent Income	1,967,764	$17.27	$33,983,352
Thrivent International Allocation	1,346,756	$13.13	$17,688,758
Thrivent International Index	216,204	$14.04	$3,034,768
Thrivent Large Cap Growth	2,027,622	$74.35	$150,752,517
Thrivent Large Cap Index	2,923,561	$55.19	$161,350,669
Thrivent Large Cap Value	877,583	$39.54	$34,702,380
Thrivent Limited Maturity Bond	1,261,217	$13.18	$16,623,854
Thrivent Mid Cap Growth	331,624	$14.51	$4,810,331
Thrivent Mid Cap Index	1,389,966	$48.76	$67,770,968
Thrivent Mid Cap Stock	916,611	$53.19	$48,749,915
Thrivent Mid Cap Value	194,571	$19.34	$3,762,207
Thrivent Moderate Allocation	15,185,287	$28.15	$427,554,999
Thrivent Moderately Aggressive Allocation	11,291,209	$32.60	$367,929,314
Thrivent Moderately Conservative Allocation	5,850,416	$21.18	$123,877,198
Thrivent Money Market	38,368,836	$1.06	$40,645,634
Thrivent Opportunity Income Plus	1,266,823	$15.46	$19,591,174
Thrivent Real Estate Securities	263,234	$28.85	$7,594,103
Thrivent Small Cap Growth	615,069	$17.57	$10,808,831
Thrivent Small Cap Index	1,353,797	$44.98	$60,894,946
Thrivent Small Cap Stock	566,393	$44.33	$25,107,911
			$1,910,304,852

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB – 1.45% Expense Ratio
Thrivent Aggressive Allocation	2,016,158	$37.43	$75,472,959
Thrivent All Cap	101,050	$49.14	$4,965,137
Thrivent Balanced Income Plus	523,967	$24.10	$12,629,634
Thrivent Diversified Income Plus	1,026,818	$22.25	$22,844,139
Thrivent Emerging Markets Equity	150,965	$13.47	$2,032,781
Thrivent ESG Index	69,553	$19.40	$1,349,216
Thrivent Global Stock	265,658	$30.82	$8,188,558
Thrivent Government Bond	356,113	$12.97	$4,620,648
Thrivent Healthcare	214,629	$34.45	$7,394,834
Thrivent High Yield	386,510	$23.37	$9,036,517
Thrivent Income	889,539	$16.60	$14,769,702
Thrivent International Allocation	464,406	$12.70	$5,899,318
Thrivent International Index	67,634	$13.91	$940,513
Thrivent Large Cap Growth	934,478	$71.48	$66,795,401
Thrivent Large Cap Index	1,138,801	$53.06	$60,423,779
Thrivent Large Cap Value	516,578	$38.02	$19,638,371
Thrivent Limited Maturity Bond	847,749	$12.67	$10,720,655
Thrivent Mid Cap Growth	130,705	$14.37	$1,878,267
Thrivent Mid Cap Index	563,077	$46.87	$26,394,157
Thrivent Mid Cap Stock	464,602	$51.13	$23,755,749
Thrivent Mid Cap Value	101,444	$19.16	$1,943,259
Thrivent Moderate Allocation	9,093,664	$27.06	$246,083,183
Thrivent Moderately Aggressive Allocation	7,726,165	$31.34	$242,125,592
Thrivent Moderately Conservative Allocation	2,454,952	$20.36	$49,991,463
Thrivent Money Market	20,352,785	$1.02	$20,712,783
Thrivent Opportunity Income Plus	643,871	$14.86	$9,573,571
Thrivent Real Estate Securities	108,979	$27.74	$3,023,637
Thrivent Small Cap Growth	349,761	$17.34	$6,064,812
Thrivent Small Cap Index	560,348	$43.24	$24,231,465
Thrivent Small Cap Stock	302,894	$42.62	$12,908,515
			$996,408,615

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB – 1.65% Expense Ratio
Thrivent Aggressive Allocation	135,103	$35.99	$4,862,174
Thrivent All Cap	8,914	$47.24	$421,077
Thrivent Balanced Income Plus	36,413	$23.17	$843,813
Thrivent Diversified Income Plus	72,318	$21.39	$1,546,769
Thrivent Emerging Markets Equity	1,912	$13.02	$24,895
Thrivent ESG Index	205	$19.22	$3,946
Thrivent Global Stock	23,698	$29.63	$702,239
Thrivent Government Bond	27,036	$12.47	$337,281
Thrivent Healthcare	17,798	$33.32	$593,086
Thrivent High Yield	33,523	$22.47	$753,619
Thrivent Income	116,409	$15.96	$1,858,308
Thrivent International Allocation	31,615	$12.29	$388,424
Thrivent International Index	1,729	$13.78	$23,826
Thrivent Large Cap Growth	58,499	$68.72	$4,019,956
Thrivent Large Cap Index	57,949	$51.01	$2,955,980
Thrivent Large Cap Value	18,279	$36.55	$668,080
Thrivent Limited Maturity Bond	79,779	$12.18	$971,989
Thrivent Mid Cap Growth	26,593	$14.24	$378,597
Thrivent Mid Cap Index	29,496	$45.06	$1,329,209
Thrivent Mid Cap Stock	22,364	$49.16	$1,099,329
Thrivent Mid Cap Value	—	$18.98	$—
Thrivent Moderate Allocation	719,410	$26.02	$18,716,139
Thrivent Moderately Aggressive Allocation	405,451	$30.13	$12,215,382
Thrivent Moderately Conservative Allocation	290,327	$19.58	$5,683,731
Thrivent Money Market	3,694,627	$0.98	$3,617,233
Thrivent Opportunity Income Plus	68,810	$14.29	$983,634
Thrivent Real Estate Securities	11,452	$26.66	$305,360
Thrivent Small Cap Growth	19,433	$17.11	$332,495
Thrivent Small Cap Index	34,038	$41.57	$1,415,083
Thrivent Small Cap Stock	7,551	$40.97	$309,384
			$67,361,038

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 1-7 EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	27,625	$37.07	$1,024,098
Thrivent All Cap	3,293	$48.65	$160,220
Thrivent Balanced Income Plus	3,632	$23.87	$86,691
Thrivent Diversified Income Plus	5,240	$22.03	$115,446
Thrivent Emerging Markets Equity	4,529	$13.35	$60,472
Thrivent ESG Index	1,654	$19.35	$32,015
Thrivent Global Stock	10,901	$30.52	$332,726
Thrivent Government Bond	—	$12.85	$3
Thrivent Healthcare	4,836	$34.17	$165,247
Thrivent High Yield	4,760	$23.14	$110,267
Thrivent Income	4,449	$16.44	$73,154
Thrivent International Allocation	21,831	$12.60	$275,014
Thrivent International Index	1,168	$13.87	$16,199
Thrivent Large Cap Growth	16,529	$70.78	$1,169,899
Thrivent Large Cap Index	28,227	$52.54	$1,483,032
Thrivent Large Cap Value	14,033	$37.64	$528,267
Thrivent Limited Maturity Bond	9,644	$12.55	$121,007
Thrivent Mid Cap Growth	911	$14.34	$13,067
Thrivent Mid Cap Index	14,090	$46.42	$653,993
Thrivent Mid Cap Stock	7,798	$50.63	$394,836
Thrivent Mid Cap Value	1,176	$19.11	$22,467
Thrivent Moderate Allocation	154,107	$26.80	$4,129,427
Thrivent Moderately Aggressive Allocation	56,680	$31.03	$1,758,825
Thrivent Moderately Conservative Allocation	23,395	$20.16	$471,732
Thrivent Money Market	228,433	$1.01	$230,393
Thrivent Opportunity Income Plus	12,668	$14.72	$186,476
Thrivent Real Estate Securities	6,282	$27.46	$172,530
Thrivent Small Cap Growth	440	$17.28	$7,612
Thrivent Small Cap Index	14,686	$42.82	$628,844
Thrivent Small Cap Stock	8,702	$42.20	$367,218
			$14,791,177

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & PADB – 1.75% Expense Ratio
Thrivent Aggressive Allocation	98,770	$35.29	$3,485,266
Thrivent All Cap	11,864	$46.32	$549,496
Thrivent Balanced Income Plus	44,872	$22.72	$1,019,555
Thrivent Diversified Income Plus	103,072	$20.97	$2,161,588
Thrivent Emerging Markets Equity	14,671	$12.81	$187,895
Thrivent ESG Index	1,788	$19.13	$34,202
Thrivent Global Stock	16,023	$29.06	$465,552
Thrivent Government Bond	23,633	$12.23	$289,103
Thrivent Healthcare	19,392	$32.77	$635,505
Thrivent High Yield	29,323	$22.03	$646,335
Thrivent Income	96,791	$15.65	$1,514,882
Thrivent International Allocation	39,994	$12.08	$483,288
Thrivent International Index	3,947	$13.71	$54,128
Thrivent Large Cap Growth	91,206	$67.38	$6,145,400
Thrivent Large Cap Index	79,149	$50.02	$3,958,716
Thrivent Large Cap Value	44,270	$35.84	$1,586,431
Thrivent Limited Maturity Bond	58,176	$11.94	$694,992
Thrivent Mid Cap Growth	12,606	$14.17	$178,630
Thrivent Mid Cap Index	54,182	$44.19	$2,394,072
Thrivent Mid Cap Stock	46,389	$48.20	$2,235,852
Thrivent Mid Cap Value	4,811	$18.89	$90,867
Thrivent Moderate Allocation	513,597	$25.51	$13,101,136
Thrivent Moderately Aggressive Allocation	431,154	$29.54	$12,736,490
Thrivent Moderately Conservative Allocation	204,589	$19.20	$3,927,137
Thrivent Money Market	775,041	$0.96	$742,990
Thrivent Opportunity Income Plus	21,242	$14.01	$297,732
Thrivent Real Estate Securities	11,695	$26.14	$305,767
Thrivent Small Cap Growth	34,244	$17.00	$581,997
Thrivent Small Cap Index	57,798	$40.76	$2,356,032
Thrivent Small Cap Stock	31,649	$40.17	$1,271,422
			$64,132,458

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & EADB – 1.60% Expense Ratio
Thrivent Aggressive Allocation	105,768	$36.34	$3,844,082
Thrivent All Cap	1,128	$47.71	$53,819
Thrivent Balanced Income Plus	28,317	$23.40	$662,675
Thrivent Diversified Income Plus	18,010	$21.60	$389,027
Thrivent Emerging Markets Equity	3,967	$13.13	$52,095
Thrivent ESG Index	—	$19.26	$—
Thrivent Global Stock	18,168	$29.93	$543,720
Thrivent Government Bond	931	$12.60	$11,748
Thrivent Healthcare	4,857	$33.60	$163,212
Thrivent High Yield	27,960	$22.69	$634,607
Thrivent Income	22,774	$16.12	$367,154
Thrivent International Allocation	25,948	$12.39	$321,249
Thrivent International Index	242	$13.81	$3,340
Thrivent Large Cap Growth	25,907	$69.40	$1,797,907
Thrivent Large Cap Index	68,384	$51.51	$3,522,812
Thrivent Large Cap Value	21,748	$36.91	$802,717
Thrivent Limited Maturity Bond	1,872	$12.30	$23,100
Thrivent Mid Cap Growth	4,319	$14.27	$61,630
Thrivent Mid Cap Index	41,726	$45.51	$1,898,971
Thrivent Mid Cap Stock	17,924	$49.64	$889,814
Thrivent Mid Cap Value	504	$19.02	$9,595
Thrivent Moderate Allocation	117,340	$26.27	$3,082,929
Thrivent Moderately Aggressive Allocation	176,971	$30.43	$5,384,535
Thrivent Moderately Conservative Allocation	70,388	$19.77	$1,391,616
Thrivent Money Market	193,559	$0.99	$191,483
Thrivent Opportunity Income Plus	28,109	$14.43	$405,730
Thrivent Real Estate Securities	8,360	$26.93	$225,118
Thrivent Small Cap Growth	17,618	$17.17	$302,447
Thrivent Small Cap Index	19,284	$41.98	$809,642
Thrivent Small Cap Stock	13,059	$41.38	$540,357
			$28,387,131

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB & EADB – 1.80% Expense Ratio
Thrivent Aggressive Allocation	189	$34.94	$6,601
Thrivent All Cap	694	$45.86	$31,809
Thrivent Balanced Income Plus	29,671	$22.50	$667,558
Thrivent Diversified Income Plus	1,460	$20.77	$30,329
Thrivent Emerging Markets Equity	—	$12.70	$—
Thrivent ESG Index	85	$19.08	$1,617
Thrivent Global Stock	1,005	$28.77	$28,928
Thrivent Government Bond	933	$12.11	$11,304
Thrivent Healthcare	871	$32.50	$28,306
Thrivent High Yield	1,232	$21.81	$26,896
Thrivent Income	1,791	$15.49	$27,764
Thrivent International Allocation	4,836	$11.98	$57,953
Thrivent International Index	—	$13.68	$—
Thrivent Large Cap Growth	3,575	$66.72	$238,484
Thrivent Large Cap Index	1,628	$49.53	$80,628
Thrivent Large Cap Value	1,229	$35.48	$43,612
Thrivent Limited Maturity Bond	922	$11.83	$10,914
Thrivent Mid Cap Growth	—	$14.14	$—
Thrivent Mid Cap Index	124	$43.75	$5,431
Thrivent Mid Cap Stock	1,367	$47.73	$65,237
Thrivent Mid Cap Value	—	$18.85	$—
Thrivent Moderate Allocation	32,928	$25.26	$831,715
Thrivent Moderately Aggressive Allocation	14,923	$29.25	$436,520
Thrivent Moderately Conservative Allocation	26,606	$19.01	$505,699
Thrivent Money Market	—	$0.95	$—
Thrivent Opportunity Income Plus	3,647	$13.88	$50,618
Thrivent Real Estate Securities	991	$25.89	$25,649
Thrivent Small Cap Growth	1,716	$16.94	$29,067
Thrivent Small Cap Index	109	$40.36	$4,391
Thrivent Small Cap Stock	405	$39.78	$16,100
			$3,263,130

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB, PADB & EADB – 1.90% Expense Ratio
Thrivent Aggressive Allocation	736,374	$34.26	$25,229,588
Thrivent All Cap	35,377	$44.97	$1,590,986
Thrivent Balanced Income Plus	117,734	$22.06	$2,597,013
Thrivent Diversified Income Plus	373,283	$20.36	$7,601,003
Thrivent Emerging Markets Equity	68,643	$12.49	$856,437
Thrivent ESG Index	15,901	$18.99	$302,027
Thrivent Global Stock	93,622	$28.21	$2,641,215
Thrivent Government Bond	88,568	$11.87	$1,051,957
Thrivent Healthcare	77,505	$31.96	$2,477,340
Thrivent High Yield	204,648	$21.39	$4,379,473
Thrivent Income	262,589	$15.19	$3,991,147
Thrivent International Allocation	218,472	$11.78	$2,574,760
Thrivent International Index	19,029	$13.62	$259,106
Thrivent Large Cap Growth	261,862	$65.42	$17,131,633
Thrivent Large Cap Index	446,643	$48.56	$21,690,455
Thrivent Large Cap Value	143,327	$34.79	$4,987,030
Thrivent Limited Maturity Bond	198,981	$11.60	$2,308,230
Thrivent Mid Cap Growth	90,871	$14.07	$1,278,662
Thrivent Mid Cap Index	251,573	$42.90	$10,793,103
Thrivent Mid Cap Stock	144,658	$46.80	$6,769,770
Thrivent Mid Cap Value	44,514	$18.76	$834,973
Thrivent Moderate Allocation	3,703,812	$24.77	$91,735,623
Thrivent Moderately Aggressive Allocation	2,457,079	$28.68	$70,475,223
Thrivent Moderately Conservative Allocation	840,136	$18.64	$15,658,228
Thrivent Money Market	5,844,002	$0.93	$5,449,363
Thrivent Opportunity Income Plus	167,101	$13.61	$2,274,306
Thrivent Real Estate Securities	46,022	$25.38	$1,168,243
Thrivent Small Cap Growth	141,737	$16.83	$2,384,882
Thrivent Small Cap Index	227,889	$39.58	$9,019,619
Thrivent Small Cap Stock	111,975	$39.01	$4,367,650
			$323,879,045

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 8+ Basic Death Benefits – 0.90% Expense Ratio
Thrivent Aggressive Allocation	10,063,609	$40.93	$411,904,228
Thrivent All Cap	671,890	$53.72	$36,096,845
Thrivent Balanced Income Plus	2,755,257	$26.35	$72,613,561
Thrivent Diversified Income Plus	7,515,510	$24.32	$182,813,759
Thrivent Emerging Markets Equity	1,181,557	$14.53	$17,162,351
Thrivent ESG Index	535,154	$19.82	$10,608,895
Thrivent Global Stock	1,386,535	$33.70	$46,729,271
Thrivent Government Bond	2,401,852	$14.18	$34,070,677
Thrivent Healthcare	1,670,792	$37.17	$62,095,830
Thrivent High Yield	2,318,993	$25.55	$59,263,308
Thrivent Income	4,814,075	$18.15	$87,382,109
Thrivent International Allocation	3,758,105	$13.70	$51,497,119
Thrivent International Index	299,787	$14.21	$4,260,353
Thrivent Large Cap Growth	4,024,116	$78.15	$314,496,719
Thrivent Large Cap Index	5,622,091	$58.01	$326,154,708
Thrivent Large Cap Value	2,239,066	$41.57	$93,069,998
Thrivent Limited Maturity Bond	4,768,216	$13.85	$66,056,277
Thrivent Mid Cap Growth	783,946	$14.69	$11,512,943
Thrivent Mid Cap Index	2,515,359	$51.25	$128,917,121
Thrivent Mid Cap Stock	2,160,079	$55.91	$120,762,629
Thrivent Mid Cap Value	324,930	$19.58	$6,360,962
Thrivent Moderate Allocation	71,521,845	$29.59	$2,116,511,413
Thrivent Moderately Aggressive Allocation	44,069,563	$34.26	$1,510,019,844
Thrivent Moderately Conservative Allocation	39,006,752	$22.26	$868,476,136
Thrivent Money Market	110,548,290	$1.11	$123,094,747
Thrivent Opportunity Income Plus	3,192,184	$16.25	$51,885,357
Thrivent Real Estate Securities	920,636	$30.33	$27,918,885
Thrivent Small Cap Growth	961,217	$17.88	$17,188,161
Thrivent Small Cap Index	2,355,985	$47.28	$111,395,511
Thrivent Small Cap Stock	1,407,651	$46.60	$65,592,818
			$7,035,912,535

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit (Option A) – 1.10% Expense Ratio
Thrivent Aggressive Allocation	9,020,002	$39.35	$354,931,992
Thrivent All Cap	467,287	$51.65	$24,135,279
Thrivent Balanced Income Plus	2,057,230	$25.34	$52,123,988
Thrivent Diversified Income Plus	4,903,625	$23.39	$114,674,648
Thrivent Emerging Markets Equity	714,802	$14.05	$10,041,795
Thrivent ESG Index	166,571	$19.64	$3,271,372
Thrivent Global Stock	1,107,036	$32.40	$35,868,816
Thrivent Government Bond	1,350,167	$13.64	$18,413,124
Thrivent Healthcare	1,210,881	$35.95	$43,526,089
Thrivent High Yield	1,461,440	$24.57	$35,907,007
Thrivent Income	3,081,352	$17.45	$53,771,673
Thrivent International Allocation	2,262,005	$13.25	$29,978,572
Thrivent International Index	168,050	$14.08	$2,365,971
Thrivent Large Cap Growth	2,681,758	$75.14	$201,495,694
Thrivent Large Cap Index	3,010,430	$55.77	$167,901,817
Thrivent Large Cap Value	1,810,401	$39.96	$72,345,986
Thrivent Limited Maturity Bond	3,054,112	$13.32	$40,676,939
Thrivent Mid Cap Growth	505,761	$14.55	$7,358,390
Thrivent Mid Cap Index	1,314,832	$49.27	$64,785,700
Thrivent Mid Cap Stock	1,568,727	$53.75	$84,315,561
Thrivent Mid Cap Value	286,492	$19.39	$5,556,279
Thrivent Moderate Allocation	51,478,996	$28.45	$1,464,339,449
Thrivent Moderately Aggressive Allocation	36,469,296	$32.94	$1,201,349,203
Thrivent Moderately Conservative Allocation	23,519,623	$21.41	$503,438,469
Thrivent Money Market	78,021,146	$1.07	$83,515,089
Thrivent Opportunity Income Plus	2,518,766	$15.63	$39,359,339
Thrivent Real Estate Securities	693,612	$29.15	$20,221,862
Thrivent Small Cap Growth	603,405	$17.64	$10,646,555
Thrivent Small Cap Index	1,264,613	$45.46	$57,484,395
Thrivent Small Cap Stock	1,129,973	$44.80	$50,620,396
			$4,854,421,449

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 8+ Premium Accumulation Death Benefit (Option B) – 1.30% Expense Ratio
Thrivent Aggressive Allocation	305,958	$37.83	$11,574,386
Thrivent All Cap	47,066	$49.66	$2,337,069
Thrivent Balanced Income Plus	83,646	$24.36	$2,037,499
Thrivent Diversified Income Plus	310,690	$22.48	$6,985,195
Thrivent Emerging Markets Equity	20,444	$13.59	$277,775
Thrivent ESG Index	3,903	$19.46	$75,930
Thrivent Global Stock	59,472	$31.15	$1,852,524
Thrivent Government Bond	79,844	$13.11	$1,046,846
Thrivent Healthcare	76,457	$34.77	$2,658,111
Thrivent High Yield	93,645	$23.62	$2,211,924
Thrivent Income	177,558	$16.78	$2,978,896
Thrivent International Allocation	119,687	$12.82	$1,534,176
Thrivent International Index	3,815	$13.95	$53,215
Thrivent Large Cap Growth	103,567	$72.23	$7,481,119
Thrivent Large Cap Index	149,134	$53.62	$7,996,523
Thrivent Large Cap Value	59,055	$38.42	$2,268,797
Thrivent Limited Maturity Bond	205,389	$12.80	$2,629,848
Thrivent Mid Cap Growth	54,172	$14.41	$780,810
Thrivent Mid Cap Index	74,489	$47.37	$3,528,573
Thrivent Mid Cap Stock	61,056	$51.67	$3,154,916
Thrivent Mid Cap Value	9,090	$19.21	$174,660
Thrivent Moderate Allocation	2,197,770	$27.35	$60,102,446
Thrivent Moderately Aggressive Allocation	1,146,337	$31.67	$36,303,806
Thrivent Moderately Conservative Allocation	1,020,200	$20.58	$20,994,257
Thrivent Money Market	3,574,164	$1.03	$3,678,283
Thrivent Opportunity Income Plus	131,794	$15.02	$1,979,979
Thrivent Real Estate Securities	40,670	$28.03	$1,139,922
Thrivent Small Cap Growth	47,375	$17.41	$824,784
Thrivent Small Cap Index	76,698	$43.70	$3,351,760
Thrivent Small Cap Stock	40,415	$43.07	$1,740,584
			$193,754,613

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 8+ Earnings Additions Death Benefit (Option C) – 1.15% Expense Ratio
Thrivent Aggressive Allocation	60,640	$38.96	$2,362,796
Thrivent All Cap	12,192	$51.14	$623,563
Thrivent Balanced Income Plus	24,336	$25.09	$610,549
Thrivent Diversified Income Plus	70,913	$23.16	$1,642,117
Thrivent Emerging Markets Equity	8,106	$13.93	$112,928
Thrivent ESG Index	5,838	$19.59	$114,389
Thrivent Global Stock	14,491	$32.08	$464,925
Thrivent Government Bond	4,399	$13.50	$59,404
Thrivent Healthcare	19,542	$35.65	$696,627
Thrivent High Yield	27,732	$24.33	$674,662
Thrivent Income	12,984	$17.28	$224,352
Thrivent International Allocation	42,581	$13.14	$559,649
Thrivent International Index	2,677	$14.05	$37,596
Thrivent Large Cap Growth	46,161	$74.40	$3,434,355
Thrivent Large Cap Index	40,610	$55.23	$2,242,741
Thrivent Large Cap Value	35,569	$39.57	$1,407,459
Thrivent Limited Maturity Bond	5,037	$13.19	$66,440
Thrivent Mid Cap Growth	2,830	$14.52	$41,076
Thrivent Mid Cap Index	14,347	$48.79	$700,011
Thrivent Mid Cap Stock	19,439	$53.22	$1,034,554
Thrivent Mid Cap Value	3,516	$19.35	$68,036
Thrivent Moderate Allocation	511,675	$28.17	$14,412,208
Thrivent Moderately Aggressive Allocation	416,224	$32.62	$13,576,675
Thrivent Moderately Conservative Allocation	156,924	$21.20	$3,326,063
Thrivent Money Market	1,039,508	$1.06	$1,101,809
Thrivent Opportunity Income Plus	22,964	$15.47	$355,330
Thrivent Real Estate Securities	11,631	$28.87	$335,763
Thrivent Small Cap Growth	19,322	$17.59	$339,782
Thrivent Small Cap Index	14,145	$45.01	$636,666
Thrivent Small Cap Stock	22,140	$44.36	$982,088
			$52,244,613

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and B – 1.40% Expense Ratio
Thrivent Aggressive Allocation	519,489	$37.09	$19,269,049
Thrivent All Cap	34,134	$48.69	$1,661,900
Thrivent Balanced Income Plus	152,926	$23.88	$3,652,437
Thrivent Diversified Income Plus	279,661	$22.04	$6,164,980
Thrivent Emerging Markets Equity	68,094	$13.36	$909,889
Thrivent ESG Index	4,350	$19.37	$84,244
Thrivent Global Stock	58,340	$30.54	$1,781,836
Thrivent Government Bond	115,044	$12.85	$1,478,937
Thrivent Healthcare	81,198	$34.19	$2,776,224
Thrivent High Yield	115,040	$23.16	$2,664,446
Thrivent Income	161,454	$16.45	$2,655,929
Thrivent International Allocation	163,335	$12.61	$2,059,001
Thrivent International Index	1,429	$13.88	$19,844
Thrivent Large Cap Growth	177,321	$70.83	$12,558,952
Thrivent Large Cap Index	240,799	$52.57	$12,659,895
Thrivent Large Cap Value	110,935	$37.67	$4,178,825
Thrivent Limited Maturity Bond	205,248	$12.55	$2,576,862
Thrivent Mid Cap Growth	31,413	$14.35	$450,670
Thrivent Mid Cap Index	132,011	$46.45	$6,131,482
Thrivent Mid Cap Stock	94,478	$50.66	$4,786,680
Thrivent Mid Cap Value	13,321	$19.12	$254,744
Thrivent Moderate Allocation	2,836,299	$26.81	$76,052,097
Thrivent Moderately Aggressive Allocation	1,754,260	$31.05	$54,473,219
Thrivent Moderately Conservative Allocation	911,926	$20.18	$18,400,213
Thrivent Money Market	5,064,826	$1.01	$5,110,566
Thrivent Opportunity Income Plus	103,885	$14.73	$1,530,265
Thrivent Real Estate Securities	35,489	$27.48	$975,307
Thrivent Small Cap Growth	56,284	$17.29	$973,363
Thrivent Small Cap Index	127,294	$42.85	$5,454,404
Thrivent Small Cap Stock	68,578	$42.23	$2,895,922
			$254,642,182

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and C – 1.25% Expense Ratio
Thrivent Aggressive Allocation	152,412	$38.20	$5,822,808
Thrivent All Cap	10,191	$50.15	$511,036
Thrivent Balanced Income Plus	29,016	$24.60	$713,784
Thrivent Diversified Income Plus	79,374	$22.71	$1,802,214
Thrivent Emerging Markets Equity	11,761	$13.70	$161,144
Thrivent ESG Index	12,399	$19.50	$241,819
Thrivent Global Stock	28,777	$31.46	$905,270
Thrivent Government Bond	31,250	$13.24	$413,777
Thrivent Healthcare	19,972	$35.06	$700,165
Thrivent High Yield	27,480	$23.85	$655,550
Thrivent Income	54,301	$16.94	$920,023
Thrivent International Allocation	78,907	$12.93	$1,019,929
Thrivent International Index	7,239	$13.98	$101,212
Thrivent Large Cap Growth	79,750	$72.95	$5,817,697
Thrivent Large Cap Index	72,479	$54.15	$3,924,754
Thrivent Large Cap Value	53,166	$38.80	$2,062,735
Thrivent Limited Maturity Bond	139,493	$12.93	$1,803,770
Thrivent Mid Cap Growth	9,441	$14.45	$136,398
Thrivent Mid Cap Index	36,744	$47.84	$1,757,786
Thrivent Mid Cap Stock	32,987	$52.18	$1,721,348
Thrivent Mid Cap Value	5,852	$19.26	$112,711
Thrivent Moderate Allocation	987,337	$27.62	$27,267,775
Thrivent Moderately Aggressive Allocation	721,701	$31.98	$23,081,904
Thrivent Moderately Conservative Allocation	293,407	$20.78	$6,097,619
Thrivent Money Market	1,394,636	$1.04	$1,449,479
Thrivent Opportunity Income Plus	47,596	$15.17	$722,105
Thrivent Real Estate Securities	23,259	$28.31	$658,367
Thrivent Small Cap Growth	6,482	$17.47	$113,233
Thrivent Small Cap Index	32,751	$44.13	$1,445,392
Thrivent Small Cap Stock	38,670	$43.49	$1,681,900
			$93,823,704

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options B and C – 1.45% Expense Ratio
Thrivent Aggressive Allocation	29,429	$36.73	$1,080,882
Thrivent All Cap	4,303	$48.21	$207,441
Thrivent Balanced Income Plus	—	$23.65	$—
Thrivent Diversified Income Plus	17,430	$21.83	$380,468
Thrivent Emerging Markets Equity	1,063	$13.25	$14,087
Thrivent ESG Index	—	$19.32	$—
Thrivent Global Stock	1,849	$30.24	$55,918
Thrivent Government Bond	184	$12.73	$2,339
Thrivent Healthcare	4,878	$33.91	$165,400
Thrivent High Yield	4,445	$22.93	$101,944
Thrivent Income	3,566	$16.29	$58,084
Thrivent International Allocation	11,017	$12.50	$137,757
Thrivent International Index	—	$13.85	$—
Thrivent Large Cap Growth	12,991	$70.13	$911,058
Thrivent Large Cap Index	5,714	$52.06	$297,462
Thrivent Large Cap Value	609	$37.30	$22,753
Thrivent Limited Maturity Bond	6,164	$12.43	$76,623
Thrivent Mid Cap Growth	—	$14.31	$—
Thrivent Mid Cap Index	3,266	$45.99	$150,229
Thrivent Mid Cap Stock	2,841	$50.17	$142,530
Thrivent Mid Cap Value	—	$19.08	$—
Thrivent Moderate Allocation	111,888	$26.55	$2,970,757
Thrivent Moderately Aggressive Allocation	112,684	$30.75	$3,464,778
Thrivent Moderately Conservative Allocation	57,256	$19.98	$1,143,964
Thrivent Money Market	242,470	$1.00	$242,267
Thrivent Opportunity Income Plus	8,003	$14.58	$116,726
Thrivent Real Estate Securities	2,889	$27.21	$78,612
Thrivent Small Cap Growth	8,764	$17.24	$151,050
Thrivent Small Cap Index	3,244	$42.43	$137,655
Thrivent Small Cap Stock	1,355	$41.81	$56,653
			$12,167,437

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A, B and C – 1.55% Expense Ratio
Thrivent Aggressive Allocation	1,839,848	$36.01	$66,258,113
Thrivent All Cap	102,710	$47.27	$4,855,106
Thrivent Balanced Income Plus	495,135	$23.19	$11,481,522
Thrivent Diversified Income Plus	1,133,340	$21.40	$24,256,800
Thrivent Emerging Markets Equity	242,255	$13.03	$3,157,038
Thrivent ESG Index	76,957	$19.23	$1,479,935
Thrivent Global Stock	242,253	$29.65	$7,183,581
Thrivent Government Bond	279,348	$12.48	$3,486,666
Thrivent Healthcare	287,883	$33.35	$9,599,694
Thrivent High Yield	337,245	$22.48	$7,583,479
Thrivent Income	765,174	$15.97	$12,220,779
Thrivent International Allocation	612,133	$12.29	$7,525,879
Thrivent International Index	22,895	$13.79	$315,620
Thrivent Large Cap Growth	545,170	$68.77	$37,488,718
Thrivent Large Cap Index	812,304	$51.04	$41,463,883
Thrivent Large Cap Value	355,360	$36.57	$12,996,535
Thrivent Limited Maturity Bond	691,682	$12.19	$8,431,199
Thrivent Mid Cap Growth	118,545	$14.25	$1,688,805
Thrivent Mid Cap Index	418,851	$45.09	$18,887,960
Thrivent Mid Cap Stock	378,843	$49.19	$18,635,272
Thrivent Mid Cap Value	46,955	$18.99	$891,691
Thrivent Moderate Allocation	8,900,608	$26.03	$231,714,246
Thrivent Moderately Aggressive Allocation	6,323,042	$30.15	$190,628,259
Thrivent Moderately Conservative Allocation	3,084,481	$19.59	$60,425,280
Thrivent Money Market	14,380,757	$0.98	$14,088,409
Thrivent Opportunity Income Plus	440,602	$14.30	$6,301,261
Thrivent Real Estate Securities	163,443	$26.68	$4,360,987
Thrivent Small Cap Growth	136,800	$17.12	$2,342,153
Thrivent Small Cap Index	400,156	$41.60	$16,647,106
Thrivent Small Cap Stock	228,639	$41.00	$9,374,000
			$835,769,976
Years 8+ Basic Death Benefits and Return Protection – 1.40% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$16.44	$—
			$-
Years 8+ Basic Death Benefits and Return Protection – 1.65% Expense Ratio
Thrivent Moderate Allocation	—	$25.78	$—
Thrivent Moderately Aggressive Allocation	—	$29.86	$—
Thrivent Moderately Conservative Allocation	—	$19.40	$—
			$-

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.60% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$16.02	$—
			$-
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.85% Expense Ratio
Thrivent Moderate Allocation	—	$24.79	$—
Thrivent Moderately Aggressive Allocation	—	$28.70	$—
Thrivent Moderately Conservative Allocation	—	$18.65	$—
			$-
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 1.80% Expense Ratio
Thrivent Moderately Conservative Allocation	17,641,931	$15.81	$278,911,377
			$278,911,377
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.20% Expense Ratio
Thrivent Moderate Allocation	1,564	$18.46	$28,873
			$28,873
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.45% Expense Ratio
Thrivent Moderately Conservative Allocation	73,311,022	$16.53	$1,211,428,251
			$1,211,428,251
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.85% Expense Ratio
Thrivent Moderate Allocation	107,938,770	$19.30	$2,083,518,753
			$2,083,518,753
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.85% Expense Ratio
Thrivent Moderately Aggressive Allocation	38,088,708	$20.64	$786,248,935
			$786,248,935

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
AdvisorFlex
American Funds IS® Global Growth Class 1	71,994	$20.93	$1,507,097
American Funds IS® Growth-Income Class 1	152,091	$24.53	$3,730,354
American Funds IS® International Class 1	47,651	$12.18	$580,257
BlackRock Total Return V.I. Class I	54,902	$10.31	$563,816
DFA VA International Small Portfolio	48,390	$12.86	$622,527
DFA VA US Targeted Value	99,684	$19.37	$1,930,812
Fidelity® VIP Emerging Markets Initial Class	154,208	$14.85	$2,287,988
Fidelity® VIP International Capital Appreciation Initial Class	43,235	$17.49	$756,338
Fidelity® VIP Value Initial Class	47,148	$20.84	$982,465
Janus Henderson Enterprise Institutional Class	41,336	$23.02	$951,661
John Hancock Core Bond Trust Series I	139,932	$10.39	$1,453,497
John Hancock International Equity Index Trust B Series I	15,414	$13.47	$207,692
John Hancock Strategic Income Opportunities Trust Series I	49,853	$11.33	$564,947
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	155,221	$25.83	$4,008,664
MFS® VIT II – MFS® Corporate Bond Initial Class	48,778	$11.22	$547,472
MFS® VIT III – MFS® Global Real Estate Initial Class	7,395	$13.15	$97,257
MFS® VIT II – MFS® International Intrinsic Value Initial Class	20,745	$15.45	$320,487
MFS® VIT III – MFS® Mid Cap Value Initial Class	53,179	$19.08	$1,014,529
MFS® VIT II – MFS® Technology Initial Class	73,428	$34.77	$2,553,456
MFS® VIT – MFS® Value Initial Class	32,092	$17.84	$572,393
PIMCO VIT Emerging Markets Bond Institutional Class	8,608	$11.34	$97,588
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	15,787	$9.87	$155,751
PIMCO VIT Long-Term U.S. Government Institutional Class	40,446	$8.44	$341,489
PIMCO VIT Real Return Institutional Class	47,672	$11.41	$543,852
Principal Diversified International	9,481	$13.36	$126,676
Principal Government & High Quality Bond	62,902	$9.63	$606,011
Principal Small Cap	23,372	$17.02	$397,719
Templeton Global Bond VIP Class 1	23,841	$7.83	$186,571
Thrivent All Cap	6,311	$22.71	$143,335
Thrivent Balanced Income Plus	83,283	$14.71	$1,225,009
Thrivent Diversified Income Plus	138,608	$13.26	$1,837,817
Thrivent Emerging Markets Equity	10,272	$11.53	$118,486
Thrivent ESG Index	—	$20.37	$—
Thrivent Global Stock	65,860	$18.95	$1,248,123
Thrivent Healthcare	38,055	$17.34	$659,752
Thrivent High Yield	67,618	$12.72	$860,065

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Thrivent Income	120,711	$11.63	$1,403,455
Thrivent International Allocation	22,361	$12.85	$287,247
Thrivent International Index	22,980	$14.61	$335,635
Thrivent Large Cap Growth	285,417	$33.21	$9,477,516
Thrivent Large Cap Index	146,516	$26.31	$3,854,595
Thrivent Large Cap Value	120,212	$20.67	$2,485,238
Thrivent Limited Maturity Bond	121,006	$11.65	$1,410,293
Thrivent Mid Cap Growth	121,747	$15.09	$1,837,603
Thrivent Mid Cap Index	77,038	$19.19	$1,478,277
Thrivent Mid Cap Stock	114,088	$19.58	$2,233,686
Thrivent Mid Cap Value	6,773	$20.12	$136,279
Thrivent Money Market	799,082	$1.13	$900,793
Thrivent Opportunity Income Plus	28,842	$11.58	$334,067
Thrivent Real Estate Securities	34,561	$13.83	$478,113
Thrivent Small Cap Growth	37,990	$18.60	$706,658
Thrivent Small Cap Index	54,937	$17.65	$969,785
Thrivent Small Cap Stock	80,919	$21.43	$1,734,399
Vanguard® VIF Capital Growth	87,327	$23.36	$2,040,301
Vanguard® VIF International	65,960	$16.88	$1,109,975
Vanguard® VIF Short-Term Investment-Grade	122,249	$11.19	$1,368,209
Vanguard® VIF Small Company Growth	21,959	$17.45	$382,579
Vanguard® VIF Total Bond Market Index	470,147	$10.37	$4,873,987
Vanguard® VIF Total Stock Market Index	287,767	$25.13	$7,231,988
			$80,872,631

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2002
Thrivent Aggressive Allocation	92	$38.45	$3,535
Thrivent All Cap	282	$48.31	$13,627
Thrivent Balanced Income Plus	3,376	$25.96	$87,641
Thrivent Diversified Income Plus	1,838	$23.71	$43,582
Thrivent Emerging Markets Equity	138	$14.65	$2,021
Thrivent ESG Index	—	$19.87	$—
Thrivent Global Stock	7,350	$32.43	$238,383
Thrivent Government Bond	5,725	$14.30	$81,892
Thrivent Healthcare	669	$37.48	$25,059
Thrivent High Yield	5,490	$24.89	$136,633
Thrivent Income	6,210	$18.24	$113,284
Thrivent International Allocation	16,649	$13.82	$230,125
Thrivent International Index	153	$14.24	$2,183
Thrivent Large Cap Growth	3,489	$72.40	$252,598
Thrivent Large Cap Index	4,865	$56.35	$274,110
Thrivent Large Cap Value	5,691	$40.63	$231,250
Thrivent Limited Maturity Bond	8,959	$13.89	$124,481
Thrivent Mid Cap Growth	—	$14.72	$—
Thrivent Mid Cap Index	3,764	$47.05	$177,115
Thrivent Mid Cap Stock	1,645	$49.78	$81,885
Thrivent Mid Cap Value	5,184	$19.62	$101,725
Thrivent Moderate Allocation	48,551	$28.55	$1,386,291
Thrivent Moderately Aggressive Allocation	1,655	$32.63	$53,996
Thrivent Moderately Conservative Allocation	24,724	$21.73	$537,255
Thrivent Money Market	137,551	$1.11	$153,165
Thrivent Opportunity Income Plus	1,409	$16.37	$23,075
Thrivent Real Estate Securities	3,364	$28.16	$94,711
Thrivent Small Cap Growth	73	$17.94	$1,306
Thrivent Small Cap Index	4,259	$42.78	$182,158
Thrivent Small Cap Stock	4,990	$42.64	$212,769
			$4,865,855

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2005
Thrivent Aggressive Allocation	4,703	$38.45	$180,839
Thrivent All Cap	269	$48.31	$13,007
Thrivent Balanced Income Plus	6,184	$25.96	$160,510
Thrivent Diversified Income Plus	12,984	$23.71	$307,829
Thrivent Emerging Markets Equity	1,310	$14.65	$19,181
Thrivent ESG Index	—	$19.87	$—
Thrivent Global Stock	8,130	$32.43	$263,671
Thrivent Government Bond	5,033	$14.30	$71,986
Thrivent Healthcare	1,401	$37.48	$52,520
Thrivent High Yield	6,789	$24.89	$168,961
Thrivent Income	8,272	$18.24	$150,926
Thrivent International Allocation	7,151	$13.82	$98,806
Thrivent International Index	—	$14.24	$—
Thrivent Large Cap Growth	4,745	$72.40	$343,592
Thrivent Large Cap Index	11,351	$56.35	$639,606
Thrivent Large Cap Value	7,188	$40.63	$292,041
Thrivent Limited Maturity Bond	52,817	$13.89	$733,859
Thrivent Mid Cap Growth	521	$14.72	$7,676
Thrivent Mid Cap Index	5,000	$47.05	$235,276
Thrivent Mid Cap Stock	3,501	$49.78	$174,281
Thrivent Mid Cap Value	424	$19.62	$8,314
Thrivent Moderate Allocation	290,458	$28.55	$8,293,531
Thrivent Moderately Aggressive Allocation	78,057	$32.63	$2,547,328
Thrivent Moderately Conservative Allocation	180,918	$21.73	$3,931,364
Thrivent Money Market	156,652	$1.11	$174,440
Thrivent Opportunity Income Plus	3,871	$16.37	$63,375
Thrivent Real Estate Securities	3,651	$28.16	$102,814
Thrivent Small Cap Growth	526	$17.94	$9,432
Thrivent Small Cap Index	4,036	$42.78	$172,630
Thrivent Small Cap Stock	3,255	$42.64	$138,793
			$19,356,588

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Death Claims – AdvisorFlex
American Funds IS® Global Growth Class 1	—	$20.93	$—
American Funds IS® Growth-Income Class 1	—	$24.53	$—
American Funds IS® International Class 1	—	$12.18	$—
BlackRock Total Return V.I. Class I	—	$10.31	$—
DFA VA International Small Portfolio	—	$12.86	$—
DFA VA US Targeted Value	—	$19.37	$209
Fidelity® VIP Emerging Markets Initial Class	—	$14.85	$—
Fidelity® VIP International Capital Appreciation Initial Class	—	$17.49	$—
Fidelity® VIP Value Initial Class	—	$20.84	$—
Janus Henderson Enterprise Institutional Class	—	$23.02	$—
John Hancock Core Bond Trust Series I	—	$10.39	$—
John Hancock International Equity Index Trust B Series I	—	$13.47	$—
John Hancock Strategic Income Opportunities Trust Series I	—	$11.33	$—
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	—	$25.83	$—
MFS® VIT II – MFS® Corporate Bond Initial Class	—	$11.22	$—
MFS® VIT III – MFS® Global Real Estate Initial Class	—	$13.15	$—
MFS® VIT II – MFS® International Intrinsic Value Initial Class	—	$15.45	$—
MFS® VIT III – MFS® Mid Cap Value Initial Class	—	$19.08	$—
MFS® VIT II – MFS® Technology Initial Class	—	$34.77	$—
MFS® VIT – MFS® Value Initial Class	—	$17.84	$—
PIMCO VIT Emerging Markets Bond Institutional Class	—	$11.34	$—
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	—	$9.87	$—
PIMCO VIT Long-Term U.S. Government Institutional Class	—	$8.44	$—
PIMCO VIT Real Return Institutional Class	—	$11.41	$—
Principal Diversified International	—	$13.36	$—
Principal Government & High Quality Bond	—	$9.63	$—
Principal Small Cap	—	$17.02	$—
Templeton Global Bond VIP Class 1	—	$7.83	$—
Thrivent All Cap	—	$22.71	$—
Thrivent Balanced Income Plus	—	$14.71	$—
Thrivent Diversified Income Plus	—	$13.26	$—
Thrivent Emerging Markets Equity	—	$11.53	$—
Thrivent ESG Index	—	$20.37	$—
Thrivent Global Stock	—	$18.95	$—
Thrivent Healthcare	—	$17.34	$—
Thrivent High Yield	—	$12.72	$—

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Thrivent Income	—	$11.63	$—
Thrivent International Allocation	—	$12.85	$—
Thrivent International Index	—	$14.61	$—
Thrivent Large Cap Growth	—	$33.21	$—
Thrivent Large Cap Index	—	$26.31	$—
Thrivent Large Cap Value	—	$20.67	$—
Thrivent Limited Maturity Bond	—	$11.65	$—
Thrivent Mid Cap Growth	—	$15.09	$—
Thrivent Mid Cap Index	—	$19.19	$—
Thrivent Mid Cap Stock	—	$19.58	$—
Thrivent Mid Cap Value	—	$20.12	$—
Thrivent Money Market	—	$1.13	$—
Thrivent Real Estate Securities	—	$13.83	$—
Thrivent Small Cap Growth	—	$18.60	$—
Thrivent Small Cap Index	—	$17.65	$—
Thrivent Small Cap Stock	—	$21.43	$—
Vanguard® VIF Capital Growth	—	$23.36	$—
Vanguard® VIF International	—	$16.88	$—
Vanguard® VIF Short-Term Investment-Grade	—	$11.19	$—
Vanguard® VIF Small Company Growth	—	$17.45	$—
Vanguard® VIF Total Bond Market Index	—	$10.37	$—
Vanguard® VIF Total Stock Market Index	—	$25.13	$—
			$209

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Retirement Choice
American Funds IS® Global Growth Class 4	4,821,876	$14.31	$68,977,521
American Funds IS® Growth-Income Class 4	3,482,981	$17.90	$62,353,993
American Funds IS® International Growth and Income Class 4	829,389	$12.49	$10,359,486
American Funds IS® International Class 4	545,725	$11.20	$6,113,535
BlackRock Total Return V.I. Class III	11,459,091	$8.73	$99,675,663
Eaton Vance VT Floating-Rate Income Initial Share Class	5,632,307	$12.13	$68,339,105
Fidelity VIP Emerging Markets Service Class 2	1,955,820	$12.10	$23,659,824
Fidelity VIP Energy Service Class 2	756,971	$27.07	$20,491,101
Fidelity VIP International Capital Appreciation Service Class 2	4,696,715	$13.22	$62,095,473
Fidelity VIP Value Service Class 2	2,105,031	$20.55	$43,263,053
Franklin Small Cap Value VIP Class 2	1,372,303	$17.30	$23,740,186
Goldman Sachs VIT Core Fixed Income Service Shares	7,438,870	$8.65	$64,342,075
Goldman Sachs VIT Small Cap Equity Insights Service Shares	1,084,107	$17.10	$18,540,955
Janus Henderson VIT Enterprise Service Class	2,144,910	$16.08	$34,493,104
Janus Henderson VIT Forty Service Class	5,682,536	$17.26	$98,101,029
John Hancock Core Bond Trust Series II	4,317,751	$8.68	$37,480,807
John Hancock International Small Company Trust Series II	268,173	$13.10	$3,513,030
John Hancock Strategic Income Opportunities Trust Series II	4,228,666	$10.23	$43,271,298
MFS® VIT II – Core Equity Service Class	2,207,108	$17.45	$38,519,127
MFS® VIT III Global Real Estate Service Class	590,950	$11.24	$6,645,143
MFS® VIT III Mid Cap Value Service Class	840,181	$17.97	$15,101,661
MFS® VIT – New Discovery Series Service Class	2,182,358	$11.32	$24,706,078
MFS® VIT II Technology Service Class	3,350,116	$17.97	$60,188,048
MFS® VIT Value Series Service Class	1,325,444	$15.85	$21,013,042
PIMCO VIT Emerging Markets Bond Advisor Class	282,252	$10.11	$2,853,330
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	910,368	$9.24	$8,410,613
PIMCO VIT Long-Term US Government Advisor Class	4,260,089	$6.05	$25,783,814
PIMCO VIT Real Return Advisor Class	9,347,783	$9.77	$91,353,844
Principal Capital Appreciation Class 2	2,588,282	$19.34	$50,060,831
Principal VC Equity Income Class 2	1,955,722	$16.41	$32,098,039
Putnam VT International Value Class 1B	664,051	$15.54	$10,322,471
Putnam VT Research Class 1B	1,874,931	$19.27	$36,127,256
Templeton Global Bond VIP Class 2	995,373	$7.79	$7,752,713
Thrivent Aggressive Allocation	23,998,795	$16.17	$387,948,032
Thrivent All Cap	1,916,637	$17.75	$34,013,354
Thrivent Balanced Income Plus	2,473,216	$12.96	$32,042,841
Thrivent Diversified Income Plus	4,934,462	$11.61	$57,269,807

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Thrivent Emerging Markets Equity	474,064	$11.17	$5,296,556
Thrivent ESG Index	1,379,210	$18.43	$25,422,038
Thrivent Global Stock	2,323,901	$16.03	$37,253,932
Thrivent Government Bond	4,168,036	$8.82	$36,745,217
Thrivent Healthcare	4,303,946	$12.00	$51,633,837
Thrivent High Yield	20,508,915	$11.67	$239,290,280
Thrivent Income	27,510,677	$9.44	$259,608,960
Thrivent International Allocation	766,035	$13.11	$10,044,813
Thrivent International Index	2,265,332	$13.17	$29,841,383
Thrivent Large Cap Growth	23,012,170	$18.51	$425,861,237
Thrivent Large Cap Index	20,924,562	$19.02	$397,963,687
Thrivent Large Cap Value	5,425,962	$18.73	$101,615,834
Thrivent Limited Maturity Bond	10,195,962	$10.41	$106,150,920
Thrivent Mid Cap Growth	3,400,012	$12.93	$43,948,534
Thrivent Mid Cap Index	7,897,614	$17.54	$138,523,159
Thrivent Mid Cap Stock	12,198,863	$16.91	$206,260,304
Thrivent Mid Cap Value	1,159,504	$18.90	$21,914,720
Thrivent Moderate Allocation	53,513,644	$13.46	$720,534,565
Thrivent Moderately Aggressive Allocation	66,345,134	$14.45	$958,459,395
Thrivent Moderately Conservative Allocation	12,858,118	$11.52	$148,063,178
Thrivent Money Market	59,683,933	$1.06	$63,017,656
Thrivent Opportunity Income Plus	1,744,763	$10.44	$18,210,109
Thrivent Real Estate Securities	1,172,484	$12.44	$14,584,785
Thrivent Small Cap Growth	4,130,053	$14.16	$58,463,667
Thrivent Small Cap Index	8,883,670	$17.01	$151,117,017
Thrivent Small Cap Stock	7,310,620	$19.05	$139,291,425
			$6,140,138,490

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Death Claims – Retirement Choice
American Funds IS® Global Growth Class 4	—	$14.50	$—
American Funds IS® Growth-Income Class 4	—	$18.15	$—
American Funds IS® International Growth and Income Class 4	—	$12.66	$—
American Funds IS® International Class 4	—	$11.36	$—
BlackRock Total Return V.I. Class III	—	$8.85	$—
Eaton Vance VT Floating-Rate Income Initial Share Class	—	$12.30	$—
Fidelity VIP Emerging Markets Service Class 2	—	$12.26	$—
Fidelity VIP Energy Service Class 2	—	$27.44	$—
Fidelity VIP International Capital Appreciation Service Class 2	—	$13.40	$—
Fidelity VIP Value Service Class 2	—	$20.83	$—
Franklin Small Cap Value VIP Class 2	—	$17.54	$—
Goldman Sachs VIT Core Fixed Income Service Shares	—	$8.77	$—
Goldman Sachs VIT Small Cap Equity Insights Service Shares	—	$17.34	$—
Janus Henderson VIT Enterprise Service Class	—	$16.30	$—
Janus Henderson VIT Forty Service Class	1,073	$17.50	$18,784
John Hancock Core Bond Trust Series II	—	$8.80	$—
John Hancock International Small Company Trust Series II	—	$13.28	$—
John Hancock Strategic Income Opportunities Trust Series II	—	$10.37	$—
MFS® VIT II – Core Equity Service Class	—	$17.69	$—
MFS® VIT III Global Real Estate Service Class	—	$11.40	$—
MFS® VIT III Mid Cap Value Service Class	—	$18.22	$—
MFS® VIT – New Discovery Series Service Class	—	$11.47	$—
MFS® VIT II Technology Service Class	—	$18.21	$—
MFS® VIT Value Series Service Class	—	$16.07	$—
PIMCO VIT Emerging Markets Bond Advisor Class	—	$10.25	$—
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	—	$9.36	$—
PIMCO VIT Long-Term US Government Advisor Class	—	$6.13	$—
PIMCO VIT Real Return Advisor Class	—	$9.91	$—
Principal Capital Appreciation Class 2	—	$19.60	$—
Principal VC Equity Income Class 2	—	$16.64	$—
Putnam VT International Value Class 1B	—	$15.76	$—
Putnam VT Research Class 1B	—	$19.53	$—
Templeton Global Bond VIP Class 2	—	$7.89	$—
Thrivent Aggressive Allocation	—	$16.39	$—
Thrivent All Cap	—	$17.99	$—
Thrivent Balanced Income Plus	—	$13.13	$—
Thrivent Diversified Income Plus	—	$11.76	$—

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2024	Units	Unit Value	Assets in Accumulation Period
Thrivent Emerging Markets Equity	—	$11.32	$—
Thrivent ESG Index	—	$18.68	$—
Thrivent Global Stock	—	$16.25	$—
Thrivent Government Bond	—	$8.94	$—
Thrivent Healthcare	—	$12.16	$—
Thrivent High Yield	—	$11.83	$—
Thrivent Income	—	$9.56	$—
Thrivent International Allocation	—	$13.29	$—
Thrivent International Index	—	$13.35	$—
Thrivent Large Cap Growth	—	$18.76	$—
Thrivent Large Cap Index	—	$19.28	$—
Thrivent Large Cap Value	—	$18.98	$—
Thrivent Limited Maturity Bond	—	$10.55	$—
Thrivent Mid Cap Growth	—	$13.10	$—
Thrivent Mid Cap Index	766	$17.78	$13,617
Thrivent Mid Cap Stock	—	$17.14	$—
Thrivent Mid Cap Value	—	$19.16	$—
Thrivent Moderate Allocation	—	$13.65	$—
Thrivent Moderately Aggressive Allocation	—	$14.64	$—
Thrivent Moderately Conservative Allocation	—	$11.67	$—
Thrivent Money Market	12,771	$1.07	$13,667
Thrivent Opportunity Income Plus	—	$10.58	$—
Thrivent Real Estate Securities	—	$12.61	$—
Thrivent Small Cap Growth	—	$14.35	$—
Thrivent Small Cap Index	—	$17.24	$—
Thrivent Small Cap Stock	—	$19.31	$—
			$46,068
(8) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Low Volatillity Equity and Thrivent Multidimensional Income (the “Target Portfolios”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on June 27, 2024. The Contractholders of each Subaccount voted in favor of merging the Target Portfolios into the Portfolios shown below (“the Acquiring Portfolios”) effective July 26, 2024.
	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Low Volatility Equity	Thrivent Global Stock
Merger 2	Thrivent Multidimensional Income	Thrivent Opportunity Income Plus
The merger was accomplished by tax free exchanges as detailed below:
Merger 1	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Acquiring Portfolio	$214,474,587	15,048,525

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(8) SUBACCOUNT MERGERS - continued

Merger 1	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Target Portfolio	$46,487,184	3,819,284
After Acquisition	$260,961,771	18,867,809

Merger 2	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Acquiring Portfolio	$142,852,449	15,903,064
Target Portfolio	$38,512,544	4,282,741
After Acquisition	$181,364,993	20,185,805
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 25, 2024.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Low Volatility Equity	$(2,623,453)	$1,476,685	$4,835,837
Thrivent Multidimensional Income	$3,122,825	$3,025,829	$(4,928,254)
Assuming the acquisition had been completed on January 1, 2024 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2024, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Global Stock	$11,589,520	$2,811,674	$18,948,550
Thrivent Opportunity Income Plus	$6,846,618	$8,939,324	$(8,251,502)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since July 26, 2024.
Assuming the acquisition had been completed on January 1, 2023 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2023, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Global Stock	$(86,602,999)	$(490,676)	$31,481,165
Thrivent Opportunity Income Plus	$(32,914,325)	$5,845,378	$(7,310,252)

PART C. OTHER INFORMATION
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Thrivent Financial for Lutherans authorizing the establishment of Thrivent Variable Annuity Account I (“Registered Separate Account”)	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
(b)	Custodian Agreements	Not Applicable
(c)(i)	Form of Distribution Agreement with Registered Representatives	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(c)(ii)	Principal Underwriting Agreement by and Between Insurance Company and Thrivent Investment Management Inc.	Post-Effective Amendment No. 5 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on April 20, 2006
(d)(i)	Contract
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Registration Statement
No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registered Separate Account, Registration Statement No.
333-89488, filed on February 24, 2005

(d)(ii)	Amendatory Agreement (Unisex Endorsement)
Initial registration statement of Thrivent Variable Annuity
Account I, Registration Statement No. 333-89488, filed on
May 31, 2002
Post-Effective Amendment No. 3 to the registration statement of Registered Separate Account, Registration Statement No.
333-89488, filed on February 24, 2005

(d)(iii)	403(b) Tax Sheltered Annuity Endorsement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Registration Statement
No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registered Separate Account, Registration Statement No.
333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registered Separate Account, Registration Statement No.
333-89488, filed on April 19, 2010

(d)(iv)	Individual Retirement Annuity Endorsement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Registration Statement
No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registered Separate Account, Registration Statement No.
333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registered Separate Account, Registration Statement No.
333-89488, filed on April 19, 2010

Exhibit	Description	Filed Herewith / Incorporated by reference from
(d)(v)	Roth Individual Retirement Annuity Endorsement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Registration Statement
No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registered Separate Account, Registration Statement No.
333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registered Separate Account, Registration Statement No.
333-89488, filed on April 19, 2010

(d)(vi)	SIMPLE Individual Retirement Annuity Endorsement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Registration Statement
No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registered Separate Account, Registration Statement No.
333-89488, filed on February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registered Separate Account, Registration Statement No.
333-89488, filed on April 19, 2010

(d)(vii)	Variable Settlement Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
(d)(viii)	Amendatory Agreement (In force- Return Protection Allocations)	Post-Effective Amendment No. 3 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on February 24, 2005
(d)(ix)	Guaranteed Lifetime Withdrawal Benefit	Post-Effective Amendment No. 7 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on May 4, 2007
(d)(x)	Amendatory Agreement ICC13 WM-ZB-FPVA (Partial Annuitization Variable Annuity Account I 2002)	Post-Effective Amendment No. 17 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on February 14, 2014.
(d)(xi)	Amendatory Agreement ICC13 WM-ZC-FPVA (Partial Annuitization Variable Annuity Account I 2005)	Post-Effective Amendment No. 17 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on February 14, 2014.
(d)(xii)	Joint Guaranteed Lifetime Withdrawal Benefit New and In Force	Post-Effective Amendment No. 22 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on February 9, 2018.
(e)(i)	Joint Guaranteed Lifetime Withdrawal Benefit Election Application	Post-Effective Amendment No. 22 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on February 9, 2018.
(e)(ii)	Joint Guaranteed Lifetime Withdrawal Benefit Withdrawal Period	Post-Effective Amendment No. 22 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on February 9, 2018.
(e)(iii)	Contract Application Form
Initial registration statement of Thrivent Variable Annuity
Account I, Registration Statement No. 333-89488, filed on
May 31, 2002
Post-Effective Amendment No. 3 to the registration statement of Registered Separate Account, Registration Statement No.
333-89488, filed on February 24, 2005

Exhibit	Description	Filed Herewith / Incorporated by reference from
(e)(iv)	Application for Variable Settlement Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
(e)(v)	New Account Suitability Form	Post-Effective Amendment No. 3 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on February 24, 2005
(f)	Articles of Incorporation and Bylaws of the Insurance Company	Post-Effective Amendment No. 29 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on April 26, 2024
(g)	Reinsurance Contracts	Not Applicable
(h)	Participation Agreement between the Insurance Company and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Initial Summary Prospectus	Not Applicable
(p)	Powers of Attorney	Post-Effective Amendment No. 28 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on April 26, 2023
(q)(i)	Description of Offers to Exchange Variable Annuity Contracts	Post-Effective Amendment No. 13 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on April 19, 2010
(q)(ii)	Description of Offers to Exchange Variable Annuity Contracts (Revised February 14, 2014)	Post-Effective Amendment No. 17 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on February 14, 2014
(q)(iii)	Description of Offers to Exchange Variable Annuity Contracts (Revised April 2014)	Post-Effective Amendment No. 18 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on April 28, 2014
(q)(iv)	Description of Offers to Exchange Variable Annuity Contracts (W-BC- FPVA-05 only)	Post-Effective Amendment No. 18 to the registration statement of Registered Separate Account, Registration Statement No. 333-89488, filed on April 28, 2014
Directors and Officers of the Insurance Company
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of the Insurance Company, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Insurance Company
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Chair of the Board of Directors
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Director

Name and Principal Business Address	Positions and Offices with Insurance Company
Eric J. Draut	Director
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account
Registered Separate Account is a separate account of the Insurance Company. The Insurance Company is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent. Financial statements of Thrivent will be presented on a consolidated basis.
Thrivent Entities	Primary Business	State of Organization
Thrivent	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023, LLC[4]	Special purpose entity	Delaware
Blue Rock Holdco LLC[2]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[5]	Special purpose entity	Delaware
College Avenue Student Loans, LLC[6]	Special purpose entity	Delaware
College Ave Student Loan Servicing LLC[7]	Special purpose entity	Delaware
Museum Finance, LLC[8]	Special purpose entity	Delaware
College Ave Administrator LLC[7]	Special purpose entity	Delaware
College Ave Depositor, LLC[7]	Special purpose entity	Delaware
College Ave Residual Holdings, LLC[7]	Special purpose entity	Delaware
College Ave Student Loans 2023-A, LLC[7]	Special purpose entity	Delaware
College Ave Student Loans Grantor Trust 2023-A7	Special purpose entity	Delaware

Thrivent Entities	Primary Business	State of Organization
College Ave Holdings 2017-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2018-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[7]	Special purpose entity	Delaware
White Rose GP I, LLC[9]	General partner	Delaware
White Rose Fund I Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[9]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[8]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Fund of Funds, LLC[11]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[11]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[10]	Private equity real estate fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Real Estate GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[11]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[12]	Investment adviser	Delaware
1
Wholly owned subsidiary of Thrivent.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent is the ultimate controlling entity.
4
Wholly owned subsidiary of White Rose CFO 2023 Holdings, LLC. Thrivent is the ultimate controlling entity.
5
Directly controlled by Blue Rock HoldCo LLC. Thrivent is the ultimate controlling entity.
6
Directly controlled by Castle Lending Enterprises, LLC. Thrivent is the ultimate controlling entity.
7
Directly controlled by College Avenue Student Loans, LLC. Thrivent is the ultimate controlling entity.
8
Directly controlled by College Ave Student Loan Servicing, LLC. Thrivent is the ultimate controlling entity.
9
Directly controlled by Thrivent, which is the managing member and owns an interest in the limited liability company.
10
Directly controlled by its general partner. Thrivent is the ultimate controlling entity. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent’s general account.
11
Directly controlled by Thrivent, which is the managing member of the limited liability company. The fund is a pooled investment vehicle organized as a feeder fund of the fund.
12
Directly controlled by Thrivent. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
The subsidiaries of Thrivent are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.Thrivent Variable Life Account I
2.Thrivent Variable Insurance Account A
3. Thrivent Variable Insurance Account B
4. Thrivent Variable Insurance Account C
5. Thrivent Variable Annuity Account I
6. Thrivent Variable Annuity Account II
7. Thrivent Variable Annuity Account A
8. Thrivent Variable Annuity Account B
9. Thrivent Variable Annuity Account C
Indemnification
Section 33 of the Insurance Company’s Bylaws, Article VIII the Fund’s Articles of Incorporation, Section 4.01 of the Fund’s First Amended and Restated Bylaws, and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by the Insurance Company, the Funds, and Thrivent

Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Insurance Company, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between the Insurance Company, the Accounts and the Fund contains a provision in which the Fund and Insurance Company mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and the Insurance Company contain provisions in which the Fund and Insurance Company mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, the Insurance Company, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Andrew D. Norgard	Treasurer
Paul R. Johnston	Director
Caleb A. Bousu	Director
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer

Name and Principal Business Address	Position and Offices with Underwriter
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Maria E. Sanchez	Assistant Secretary
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Management Services
Not Applicable.
Fee Representation and Undertakings
Insurance Company hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-89488, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the state of Minnesota on the 25th day of April, 2025.
Thrivent Variable Annuity Account I (Registered Separate Account)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registered Separate Account

Thrivent Financial for Lutherans (Insurance Company)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Insurance Company
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, Chief Operations Officer, General Counsel & Secretary
Deborah M. Ackerman*	Director
N. Cornell Boggs, III*	Chair of the Board
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 25, 2025
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT I
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 of Part C for exhibits not listed below.
EXHIBIT NO.
EX (k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP